As filed with the Securities and Exchange Commission on November 1, 1999
                                              Registration No. 333-77385
-----------------------------------------------------------------------------
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                                 FORM S-1

                              Amendment No. 1

         Registration Statement under the Securities Act of 1933


         FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
          (Exact name of registrant as specified in its charter)

        NEW YORK                   6355
    (State or other         (Primary Standard         (I.R.S. Employer
    jurisdiction of             Industrial          Identification No.)
    incorporation or       Classification Code           13-3919096
     organization)               Number)

                          230 Park Avenue, Suite 966
                          New York, New York  10169-0999
                              (212) 973-9647

 (Address and Telephone Number of registrant's principal executive office)

    Marilyn Talman, Esq.                       COPY TO:
    First Golden American Life Insurance       Stephen E. Roth, Esq.
      Company of New York                      Sutherland Asbill &
    1475 Dunwoody Drive                        Brennan LLP
    West Chester, PA  19380                    1275 Pennsylvania Avenue, N.W.
    (610) 425-3516                             Washington, D.C.  20004-2404
    (Name and Address of Agent for Service of Process)
                               ____________

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practical after the effective date of the Registration Statement.

If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box ................................................ [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ]

If this Form is post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ]

If this Form is post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box [ ]

____________________________________________________________________________
Pursuant to Rule 429 under the Securities Act of 1933, the prospectus herein also relates to Registration Statement No. 333-16279.

                      Calculation of Registration Fee
____________________________________________________________________________

                                 Proposed       Proposed
   Title of     Amount Being     Maximum        Maximum       Amount of
  Securities     Registered      Offering      Aggregate     Registration
    Being                         Price         Offering        Fee (2)
  Registered                   Per Unit (1)    Price (2)
___________________________________________________________________________

   Annuity          N/A            N/A         $10,000,000    $2,780.00
  Contracts
(Interests in
    Fixed
   Account)

(1) The maximum aggregate offering price is estimated solely for the purpose of determining the registration fee. The amount to be registered and the proposed maximum offering price per unit are not applicable since these securities are not issued in predetermined amounts or units.
(2) Previously paid. Amount previously registered in connection with the initial filing of this Registration Statement on April 29, 1999 was $10,000,000. Amount previously registered in connection with File
No. 333-16279 was $25,080,000.

_________________________________________________________________________

                               PART I

       This Registration Statement contains three separate Profiles and Prospectuses for the DVA Plus Contract. This Amendment to the Registration Statement contains only a single Profile and Prospectus (Version 3) which is a variation of Version 1 of the DVA Plus Profile and Prospectus filed previously with the Securities and Exchange Commission in the initial filing of this Registration Statement on Form S-1 and contemporaneously with Post-Effective Amendment
No. 3 to a Registration Statement on Form N-4 for Separate Account NY-B (File Nos. 333-16501, 811-7935) on or about April 29, 1999.
The distribution system for the Contracts offered by each version of the Profile and Prospectus is different. Version 1 offers twenty portfolios of The GCG Trust and two portfolios of the PIMCO Variable Insurance Trust. Version 2, which is no longer being offered, offered three portfolios of The GCG Trust, four portfolios of the Travelers Series Fund Inc., one portfolio of the Greenwich Street Series Fund, and five portfolios of the Smith Barney Concert Allocation Series Inc. Version 3 offers five portfolios of The Galaxy VIP fund in addition to all portfolios offered in Version 1. Other than these differences, Versions 1, 2 and 3 are substantially similar.

     The Profile and Prospectus filed herein do not contain all of the information permitted by Securities and Exchange Commission Regulations. Therefore, this Registration Statement on Form S-1 for First Golden American Life Insurance Company of New York ("First Golden") incorporates by reference the Statement of Additional Information for the Version 3 DVA PLUS Profile and Prospectus, and Part C (Other Information) contained in the Registration Statement on Form N-4 (Post-Effective Amendment No. 4 (File Nos. 333-16501, 811-7935, filed contempranousely with this Amendment to the Registration Statement) for Separate Account NY-B of First Golden. This information may be obtained free of charge from First Golden by calling Customer Service Center at 800-963-9539.

ING  VARIABLE  ANNUITIES



FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT NY-B OF FIRST GOLDEN AMERICAN LIFE INSURANCE
COMPANY OF NEW YORK

[begin shaded block]

                             PROFILE OF
                        GOLDENSELECT DVA PLUS
                    featuring The Galaxy VIP Fund
                 FIXED AND VARIABLE ANNUITY CONTRACT
                          November 12, 1999

[inset within shaded block]
  This Profile is a summary of some of the more important points that you should know and consider before purchasing the Contract. The Contract is more fully described in the full prospectus which accompanies this Profile. Please read the prospectus carefully.
[end inset within shaded block]

[end shaded block]












1.THE ANNUITY CONTRACT

The Contract offered in this prospectus is a deferred combination variable and fixed annuity contract between you and First Golden American Life Insurance Company of New York. It is offered exclusively to customers of Fleet Financial Group, Inc. and its affiliates. The Contract provides a means for you to invest on a tax-deferred basis in (i) one or more of 27 mutual fund investment portfolios through our Separate Account NY-B and/or (ii) in a fixed account of First Golden with guaranteed interest periods. The 27 mutual fund portfolios are listed on page 3 below. We currently offer guaranteed interest periods of 1, 3, 5, 7 and 10 years in the fixed account. We set the interest rates in the fixed account
(which will never be less than 3%) periodically. We may credit a different interest rate for each interest period. The interest you earn in the fixed account as well as your principal is guaranteed by First Golden as long as you do not take your money out before the maturity date for the applicable interest period. If you withdraw your money from the fixed account more than 30 days before the applicable maturity date, we will apply a market value adjustment.
A market value adjustment could increase or decrease your contract value and/or the amount you take out. Generally the investment portfolios are designed to offer a better return than the fixed account. However, this is NOT guaranteed. You may not make any money, and you can even lose the money you invest.


The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the date on which you start receiving the annuity payments under your Contract. The amounts you accumulate during the accumulation phase will determine the amount of annuity payments you will receive. The income phase begins on the annuity start date, which is the date you start receiving regular annuity payments from your Contract.

You determine (1) the amount and frequency of premium payments, (2) the investments, (3) transfers between investments, (4) the type of annuity to be paid after the accumulation phase, (5) the beneficiary who will receive the death benefits, (6) the type of death benefit, and (7) the amount and frequency of withdrawals.


                                                    DVA PLUS PROFILE
                                                    Prospectus begins after
                                                    page 8 of this Profile

2.YOUR ANNUITY PAYMENTS (THE INCOME PHASE)
Annuity payments are the periodic payments you will begin receiving on the annuity start date. You may choose one of the following annuity payment options:


[Table with Shaded Heading]
                       Annuity Options
|------------------------------------------------------------------------|
|     Option 1   Income for a        Payments are made for a  specified  |
|                fixed period        number of years to you              |
|                                    or your beneficiary.                |
|------------------------------------------------------------------------|
|     Option 2   Income for          Payments are made for the rest of   |
|                life with a         your life or longer for a specified |
|                period certain      period such as 10 or 20 years or    |
|                                    until the total amount used to buy  |
|                                    this option has been repaid.  This  |
|                                    option comes with an added guarantee|
|                                    that payments will continue to your |
|                                    beneficiary for the remainder of    |
|                                    period if you should die during the |
|                                    period.                             |
|------------------------------------------------------------------------|
|     Option 3   Joint life income   Payments are made for your life     |
|                                    and the life of another person      |
|                                    (usually your spouse).              |
|------------------------------------------------------------------------|
|     Option 4   Annuity plan        Any other annuitization plan that we|
|                                    choose to offer on the annuity      |
|                                    start date.                         |
|------------------------------------------------------------------------|

Annuity payments under Options 1, 2 and 3 are fixed. Annuity payments under Option 4 may be fixed or variable. Once you elect an annuity option and begin to receive payments, it cannot be changed.

3.PURCHASE (BEGINNING OF THE ACCUMULATION PHASE)
You may purchase the Contract with an initial payment of $10,000 or more ($1,500 for a qualified Contract) up to and including age 85. You may make additional payments of $500 or more ($250 for a qualified Contract) at any time before you turn 85. Under certain circumstances, we may waive the minimum initial and additional premium payment requirement. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.


Who may purchase this Contract? Contracts offered by the prospectus accompanying this Profile are available only to customers of Fleet Financial Group, Inc. and its affiliates. The Contract may be purchased by individuals as part of a personal retirement plan (a "non-qualified Contract"), or as a Contract that qualifies for special tax treatment when purchased as either an Individual Retirement Annuity (IRA) or in connection with a qualified retirement plan (each a "qualified Contract").


The Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is more attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot risk getting back less money than you put in.


                                                    DVA PLUS PROFILE

4.THE INVESTMENT PORTFOLIOS
You can direct your money into: (1) the fixed account with guaranteed interest periods of 1, 3, 5, 7 and 10 years, and/or (2) into any one or more of the following 27 mutual fund investment portfolios through our Separate Account NY-B. The investment portfolios are described in the prospectuses for The GCG Trust, The Galaxy VIP Fund and the PIMCO Variable Insurance Trust. Keep in mind that while an investment in the fixed account earns a fixed interest rate, an investment in any investment portfolio, depending on market conditions, may cause you to make or lose money. The investment portfolios available under your Contract are:

  THE GCG TRUST
   Liquid Asset Series            Capital Growth Series        Small Cap Series
   Limited Maturity Bond Series   Growth Series                Real Estate Series
   Global Fixed Income Series     Value Equity Series          Hard Assets Series
   Total Return Series            Research Series              Managed Global Series
   Equity Income Series           Strategic Equity Series      Developing World Series
   Fully Managed Series           Capital Appreciation Series  Emerging Markets Series
   Rising Dividends Series        Mid-Cap Growth Series


  THE GALAXY VIP FUND
   Equity Fund                    Small Company Growth Fund    High Quality Bond Fund
   Growth and Income Fund         Asset Allocation Fund


  THE PIMCO TRUST
   PIMCO High Yield Bond Portfolio
   PIMCO StocksPLUS Growth and Income Portfolio

5.EXPENSES
The Contract has insurance features and investment features, and there are charges related to each. For the insurance features, the Company deducts an annual contract administrative charge of $30, and if you invest in an investment portfolio, a mortality and expense risk charge and an asset-based administrative charge. The mortality and expense risk charge and the asset-based administrative charge are deducted daily directly from your contract value in the investment portfolios. The mortality and expense risk charge (depending on the death benefit you choose) and the asset-based administrative charge, on an annual basis, are as follows:

                                          STANDARD     ANNUAL RATCHET ENHANCED
                                       DEATH BENEFIT        DEATH BENEFIT
   Mortality & Expense Risk Charge....     1.10%                1.25%
   Asset-Based Administrative Charge..     0.15%                0.15%
                                           -----                -----
       Total..........................     1.25%                1.40%

Each investment portfolio has charges for investment management fees and other expenses. These charges, which vary by investment portfolio, currently range from 0.59% to 1.83% annually (see following table) of the portfolio's average daily net asset balance.

If you withdraw money from your Contract, or if you begin receiving annuity payments, we may deduct a premium tax of 0%-3.5% to pay to your state.

We deduct a surrender charge if you surrender your Contract or withdraw an amount exceeding the free withdrawal amount. The free withdrawal amount in any year is 15% of your contract value on the date of the withdrawal less any prior withdrawals during that contract year. The following table shows the schedule of the surrender charge that will apply. The surrender charge is a percent of each premium payment.

     COMPLETE YEARS ELAPSED     0  | 1  | 2  | 3  | 4  | 5  | 6  | 7+
      SINCE PREMIUM PAYMENT        |    |    |    |    |    |    |
      SURRENDER CHARGE          7% | 6% | 5% | 4% | 3% | 2% | 1% | 0%


                                                    DVA PLUS PROFILE

The following table is designed to help you understand the Contract charges. The "Total Annual Insurance Charges" column includes the maximum mortality and expense risk charge, the asset-based administrative charge, and reflects the annual contract administrative charge as 0.04% (based on an average contract value of $70,000).
The "Total Annual Investment Portfolio Charges" column reflects the portfolio charges for each portfolio and are based on actual expenses as of December 31, 1998, except for (i) the portfolios that commenced operations during 1998 where the charges have been annualized, and
(ii) the newly formed portfolios where the charges have been estimated. The column "Total Annual Charges" reflects the sum of the previous two columns. The columns under the heading "Examples" show you how much you would pay under the Contract for a 1-year period and for a 10-year period.

As required by the Securities and Exchange Commission, the examples assume that you invested $1,000 in a Contract that earns 5% annually and that you withdraw your money at the end of Year 1 or at the end of Year 10. For Years 1 and 10, the examples show the total annual charges assessed during that time and assume that you have elected the Annual Ratchet Enhanced Death Benefit. For these examples, the premium tax is assumed to be 0%.


[Table with shaded heading and shaded lines for readability]
                              TOTAL ANNUAL                EXAMPLES:
                  TOTAL ANNUAL INVESTMENT TOTAL  TOTAL CHARGES AT THE END OF:
INVESTMENT          INSURANCE  PORTFOLIO  ANNUAL
PORTFOLIO            CHARGES    CHARGES   CHARGES     1 YEAR    10 YEARS

THE GCG TRUST
Liquid Asset          1.44%      0.59%     2.03%      $ 90.60    $235.85
Limited Maturity      1.44%      0.60%     2.04%      $ 90.70    $236.89
Bond
Global Fixed Income   1.44%      1.60%     3.04%      $100.70    $335.52
Total Return          1.44%      0.97%     2.41%      $ 94.41    $274.63
Equity Income         1.44%      0.98%     2.42%      $ 94.51    $275.63
Fully Managed         1.44%      0.98%     2.42%      $ 94.51    $275.63
Rising Dividends      1.44%      0.98%     2.42%      $ 94.51    $275.63
Capital Growth        1.44%      1.08%     2.52%      $ 95.51    $185.56
Growth                1.44%      1.09%     2.53%      $ 95.61    $286.55
Value Equity          1.44%      0.98%     2.42%      $ 94.51    $275.63
Research              1.44%      0.94%     2.38%      $ 94.11    $271.63
Mid-Cap Growth        1.44%      0.95%     2.39%      $ 94.21    $272.63
Strategic Equity      1.44%      0.99%     2.43%      $ 94.61    $276.63
Capital Appreciation  1.44%      0.98%     2.42%      $ 94.21    $275.63
Small Cap             1.44%      0.99%     2.43%      $ 94.61    $276.63
Real Estate           1.44%      0.99%     2.43%      $ 94.61    $276.63
Hard Assets           1.44%      1.00%     2.44%      $ 94.71    $277.63
Managed Global        1.44%      1.26%     2.70%      $ 97.31    $303.18
Developing World      1.44%      1.83%     3.27%      $102.98    $356.73
Emerging Markets      1.44%      1.83%     3.27%      $102.98    $356.73


THE GALAXY VIP FUND
Equity                1.44%      1.05%     2.49%      $ 95.21    $282.59
Growth & Income       1.44%      1.50%     2.94%      $ 99.70    $326.13
Small Company Growth  1.44%      1.60%     3.04%      $100.70    $335.52
Asset Allocation      1.44%      1.07%     2.51%      $ 95.41    $284.58
High Quality Bond     1.44%      0.90%     2.34%      $ 93.71    $267.60


THE PIMCO TRUST
PIMCO High Yield
 Bond                 1.44%      0.75%     2.19%      $ 92.21    $252.37
PIMCO StocksPLUS
 Growth and Income    1.44%      0.65%     2.09%      $ 91.20    $242.08


                                                    DVA PLUS PROFILE

The "Total Annual Investment Portfolio Charges" column above reflects current expense reimbursements for applicable investment portfolios. The 1 Year examples above include a 7% surrender charge. For more detailed information, see the fee table in the prospectus for the Contract.

6.TAXES
Under a qualified Contract, your premiums are generally pre-tax contributions and accumulate on a tax-deferred basis. Premiums and earnings are generally taxed as income when you make a withdrawal or begin receiving annuity payments, presumably when you are in a lower tax bracket.

Under a non-qualified Contract, premiums are paid with after-tax dollars, and any earnings will accumulate tax-deferred. You will be taxed on these earnings, but not on premiums, when you withdraw them from the Contract.

For owners of most qualified Contracts, when you reach age 70 1/2 (or, in some cases, retire), you will be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts. If you are younger than 59 1/2 when you take money out, in most cases, you will be charged a 10% federal penalty tax on the amount withdrawn.

7.WITHDRAWALS
You can withdraw your money at any time during the accumulation phase. You may elect in advance to take systematic withdrawals which are described on page 8. Withdrawals above the free withdrawal amount may be subject to a surrender charge. We will apply a market value adjustment if you withdraw your money from the fixed account more than 30 days before the applicable maturity date. Income taxes and a penalty tax may apply to amounts withdrawn.

8.PERFORMANCE
The value of your Contract will fluctuate depending on the investment performance of the portfolio(s) you choose. The following chart shows average annual total return for each portfolio that was in operation for the entire year of 1998. These numbers reflect the deduction of the mortality and expense risk charge (based on the Annual Ratchet Enhanced Death Benefit), the asset-based administrative charge and the annual contract fee, but do not reflect deductions for any surrender charges, if any. If surrender charges were reflected, they would have the effect of reducing performance. Please keep in mind that past performance is not a guarantee of future results.


                                                    DVA PLUS PROFILE

                                                        CALENDAR YEAR
     INVESTMENT PORTFOLIO                                   1998
     Managed by A I M Capital Management, Inc.
      Capital Appreciation(1)                               11.06
      Strategic Equity(2                                    (0.61)
     Managed by T. Rowe Price Associates, Inc.
      Fully Managed                                          4.37
      Equity Income(2)                                       6.70
     Managed by Kayne Anderson Investment Management, LLC
     Rising Dividends                                       12.50
     Managed by EII Realty Securities, Inc.
      Real Estate                                          (14.70)
     Managed by Eagle Asset Management, Inc.
      Value Equity                                           0.09
     Managed by Fred Alger Management, Inc.
      Small Cap                                             19.25
     Managed by Putnam Investment Management, Inc.
      Emerging Markets                                     (25.20)
      Managed Global                                        27.46
     Managed by ING Investment Management, LLC
      Limited Maturity Bond                                  5.33
      Liquid Asset                                           3.54
     Managed by Alliance Capital Management L.P.
      Capital Growth(2)                                     10.36
     Managed by Janus Capital Corporation
      Growth(2)                                             25.01
     Managed by Massachusetts Financial Services Company
      Mid-Cap Growth                                        21.05
      Total Return                                           9.99
      Research                                              21.29
     Managed by Baring International Investment Limited
      Global Fixed Income                                   10.25
      Hard Assets(2)                                       (30.61)
      Developing World(2)                                      --

     Managed by Fleet Investment Advisors Inc.
      Equity                                                   --
      Growth and Income                                        --
      Small Company Growth                                     --
      Asset Allocation                                         --
      High Quality Bond                                        --

     Managed by Pacific Investment Management Company
      PIMCO High Yield Bond                                    --
      PIMCO StocksPLUS Growth and Income                       --
     _________________________
     (1) Prior to April 1, 1999, a different firm managed the Portfolio.
     (2) Prior to March 1, 1999, a different firm managed the Portfolio.

9.DEATH BENEFIT
You may choose (i) the Standard Death Benefit, or (ii) the Annual Ratchet Enhanced Death Benefit. The Annual Ratchet Enhanced Death Benefit is available only if the contract owner or the annuitant (if the contract owner is not an individual) is not more than 79 years old at the time of purchase. The Annual Ratchet Enhanced Death Benefit may not be available where a Contract is held by joint owners.

The death benefit is payable when the first of the following persons dies: the contract owner, joint owner, or annuitant (if a contract owner is not an individual). Assuming you are the contract owner, if you die during the accumulation phase, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit paid depends on the death benefit you have chosen. The death benefit value is calculated at the close of the business day on which we receive written


                                                    DVA PLUS PROFILE
notice and due proof of death, as well as required claim
forms, at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of your death, the amount of the benefit payable in the future
may be affected.   If you die after the annuity start date and you
are the annuitant, your beneficiary will receive the death benefit you chose under the annuity option then in effect.

The death benefit may be subject to certain mandatory distribution rules required by federal tax law.

Under the STANDARD DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greatest of:

    1)the contract value;

    2)the total premium payments made under the Contract after subtracting any withdrawals; or

    3)the cash surrender value.

Under the ANNUAL RATCHET ENHANCED DEATH BENEFIT, if you die before the annuity start date, your beneficiary will receive the greatest of:
    1)the contract value;

    2)the total premium payments made under the Contract after subtracting any withdrawals;

    3)the cash surrender value; or

    4)the enhanced death benefit, which is determined as follows: On each contract anniversary that occurs on or before the contract owner turns age 80, we compare the prior enhanced death benefit to the contract value and select the larger amount as the new enhanced death benefit. On all other days, the enhanced death benefit is the following amount: On a daily basis we first take the enhanced death benefit from the preceding day (which would be the initial premium if the preceding day is the contract date), then we add additional premiums paid since the preceding day, and then we subtract any withdrawals made since the preceding day (including any market value adjustment applied to such withdrawal), and then we subtract for any associated surrender charges. That amount becomes the new enhanced death benefit.

Note: In all cases described above, the amount of the death benefit could be reduced by premium taxes owed and withdrawals not previously deducted.

10.OTHER INFORMATION
  FREE LOOK. If you cancel the Contract within 10 days after you receive it, you will receive a full refund of your contract value. We determine your contract value at the close of business on the day we receive your written refund request. For purposes of the refund during the free look period, we will include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid.

  TRANSFERS AMONG INVESTMENT PORTFOLIOS AND THE FIXED ACCOUNT. You can make transfers among your investment portfolios and your investment in the fixed account as frequently as you wish without any current tax implications. The minimum amount for a transfer is $100. There is currently no charge for transfers, and we do not limit the number of transfers allowed. The Company may, in the future, charge a $25 fee for any transfer after the twelfth transfer in a contract year or limit the number of transfers allowed. Keep in mind that if you transfer or otherwise withdraw your money from the fixed account more than 30 days before the applicable maturity date, we will apply a market value adjustment. A market value adjustment could increase or decrease your contract value and/or the amount you transfer or withdraw.

  NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. See "Federal Tax Considerations--Taxation of Death Benefit Proceeds" in the prospectus.


                                                    DVA PLUS PROFILE

  ADDITIONAL FEATURES. This Contract has other features you may be interested in. These include:

       Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in the investment portfolios each month, which may give you a lower average cost per unit over time than a single one-time purchase. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. This option is currently available only if you have $1,200 or more in the Limited Maturity Bond or the Liquid Asset investment portfolios or in the fixed account with a 1-year guaranteed interest period. Transfers from the fixed account under this program will not be subject to a market value adjustment.

       Systematic Withdrawals. During the accumulation phase, you can arrange to have money sent to you at regular intervals throughout the year. Within limits these withdrawals will not result in any surrender charge. Withdrawals from your money in the fixed account under this program are not subject to a market value adjustment. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

       Automatic Rebalancing. If your contract value is $10,000 or more, you may elect to have the Company automatically readjust the money between your investment portfolios periodically to keep the blend you select. Investments in the fixed account are not eligible for automatic rebalancing.

11.INQUIRIES
If you need more information after reading this profile and the prospectus, please contact us at:

  CUSTOMER SERVICE CENTER
  230 PARK AVENUE, SUITE 966
  NEW YORK, NEW YORK  10169
  (800) 963-9539

or your registered representative.


                                                    DVA PLUS PROFILE

[begin shaded block]
FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT NY-B OF FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY
OF NEW YORK

                         November 12, 1999
     DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY PROSPECTUS
                        GOLDENSELECT DVA PLUS
                    featuring THE GALAXY VIP FUND
[end shaded block]
----------------------------------------------------------------------
This prospectus describes GoldenSelect DVA Plus, an individual deferred variable annuity contract (the "Contract") offered by First Golden American Life Insurance Company of New York (the "Company," "we" or "our"). The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("qualified Contracts") as well as those that do not qualify for such treatment ("non-qualified Contracts").

The Contract provides a means for you to invest your premium payments in one or more of 27 mutual fund investment portfolios. You may also allocate premium payments to our Fixed Account with guaranteed interest periods. Your contract value will vary daily to reflect the investment performance of the investment portfolio(s) you select and any interest credited to your allocations in the Fixed Account. The investment portfolios available under your Contract and the portfolio managers are:

T. ROWE PRICE ASSOCIATES, INC.         JANUS CAPITAL CORPORATION
  Fully Managed Series                  Growth Series
  Equity Income Series                 MASSACHUSETTS FINANCIAL SERVICES COMPANY
A I M CAPITAL MANAGEMENT, INC.          Mid-Cap Growth Series
  Capital Appreciation Series           Total Return Series
  Strategic Equity Series               Research Series
KAYNE ANDERSON INVESTMENT              ING INVESTMENT MANAGEMENT, LLC
 MANAGEMENT, LLC                        (AN AFFILIATE)
  Rising Dividends Series               Limited Maturity Bond Series
EII REALTY SECURITIES, INC.             Liquid Asset Series
  Real Estate Series                   PUTNAM INVESTMENT MANAGEMENT, INC.
BARING INTERNATIONAL INVESTMENT         Emerging Market Series
 LIMITED(AN AFFILIATE)                  Managed Global Series
  Hard Assets Series
  Developing World Series              FLEET INVESTMENT ADVISORS INC.
  Global Fixed Income Series            Equity Fund
EAGLE ASSET MANAGEMENT, INC.            Growth and Income Fund
  Value Equity Series                   Small Company Growth Fund
FRED ALGER MANAGEMENT, INC.             Asset Allocation Fund
  Small Cap Series                      High Quality Bond Fund
ALLIANCE CAPITAL MANAGEMENT L.P.
  Capital Growth Series                PACIFIC INVESTMENT MANAGEMENT COMPANY
                                        PIMCO High Yield Bond Portfolio
                                        PIMCO StocksPLUS Growth and
                                         Income Portfolio


The above mutual fund investment portfolios are purchased and held by corresponding divisions of our Separate Account NY-B. We refer to the divisions as "subaccounts" and the money you place in the Fixed Account's guaranteed interest periods as "Fixed Interest Allocations" in this prospectus.

We will credit your Fixed Interest Allocation(s) with a fixed rate of interest. We set the interest rates periodically. We will not set the interest rate to be less than a minimum annual rate of 3%. You may choose guaranteed interest periods of 1, 3, 5, 7 and 10 years. The interest earned on your money as well as your principal is guaranteed as long as you hold them until the maturity date. If you take your money out from a Fixed Interest Allocation more than 30 days before the applicable maturity date, we will apply a market value adjustment ("Market Value Adjustment"). A Market Value Adjustment could increase or decrease your contract value and/or the amount you take out. You bear the risk that you may receive less than your principal if we take a Market Value Adjustment. You have a right to return a Contract within 10 days after you receive it for a full refund of the contract value (which may be more or less than the premium payments you paid).

This prospectus provides information that you should know before investing and should be kept for future reference. A Statement of Additional Information, dated November 12, 1999, has been filed with the Securities and Exchange Commission. It is available without charge upon request. To obtain a copy of this document, write to our
Customer Service Center at 230 Park Avenue, Suite 966, New York, New York 10169 or call (800) 963-9539, or access the SEC's website (http://www.sec.gov). The table of contents of the Statement of Additional Information ("SAI") is on the last page of this prospectus and the SAI is made part of this prospectus by reference.
----------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE GCG TRUST, THE GALAXY VIP FUND, OR THE PIMCO TRUST IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY A BANK OR BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE GCG TRUST, THE GALAXY VIP FUND, AND THE PIMCO TRUST.

[Shaded Section Header]
----------------------------------------------------------------------
                          TABLE OF CONTENTS
----------------------------------------------------------------------

                                                             PAGE

     Index of Special Terms                                     1
     Fees and Expenses                                          2
     Performance Information                                    6
        Accumulation Unit                                       6
        Net Investment Factor                                   7
        Condensed Financial Information                         7
        Financial Statements                                    7
        Performance Information                                 7
     First Golden American Life Insurance Company               8
     The Trusts                                                 8
     First Golden Separate Account NY-B                         9
     The Investment Portfolios                                  9
        Investment Objectives                                   9
        Investment Management and Advisory Fees                12
     The Fixed Interest Allocation                             13
        Selecting a Guaranteed Interest Period                 13
        Guaranteed Interest Rates                              13
        Transfers from a Fixed Interest Allocation             14
        Withdrawals from a Fixed Interest Allocation           14
        Market Value Adjustment                                14
     The Annuity Contract                                      15
        Contract Date and Contract Year                        15
        Annuity Start Date                                     16
        Contract Owner                                         16
        Annuitant                                              16
        Beneficiary                                            17
        Purchase and Availability of the Contract              17
        Crediting of Premium Payments                          17
        Contract Value                                         18
        Cash Surrender Value                                   18
        Surrendering to Receive the Cash Surrender Value       19
        Addition, Deletion or Substitution
         of Subaccounts and Other Changes                      19
        The Fixed Account                                      19
        Other Important Provisions                             19
     Withdrawals                                               20
        Regular Withdrawals                                    20
        Systematic Withdrawals                                 20
        IRA Withdrawals                                        21
     Transfers Among Your Investments                          22
        Dollar Cost Averaging                                  22
        Automatic Rebalancing                                  23
     Death Benefit Choices                                     24
        Death Benefit During the Accumulation Phase            24
          Standard Death Benefit                               24
          Annual Ratchet Enhanced Death Benefit                24
        Death Benefit During the Income Phase                  24
     Charges and Fees                                          25
        Charge Deduction Subaccount                            25
        Charges Deducted from the Contract Value               25

[Shaded Section Header]
----------------------------------------------------------------------
                    TABLE OF CONTENTS (CONTINUED)
----------------------------------------------------------------------

                                                             PAGE
     Charges and Fees (continued)
          Surrender Charge                                     25
          Free Withdrawal Amount                               25
          Surrender Charge for Excess Withdrawals              25
          Premium Taxes                                        26
          Administrative Charge                                26
          Transfer Charge                                      26
        Charges Deducted from the Subaccounts                  26
          Mortality and Expense Risk Charge                    26
          Asset-Based Administrative Charge                    26
        Trust Expenses                                         26
     The Annuity Options                                       27
        Annuitization of Your Contract                         27
        Selecting the Annuity Start Date                       27
        Frequency of Annuity Payments                          28
        The Annuity Options                                    28
          Income for a Fixed Period                            28
          Income for Life with a Period Certain                28
          Joint Life Income                                    28
          Annuity Plan                                         28
        Payment When Named Person Dies                         28
     Other Contract Provisions                                 29
        Reports to Contract Owners                             29
        Suspension of Payments                                 29
        In Case of Errors in Your Application                  29
        Assigning the Contract as Collateral                   29
        Contract Changes-Applicable Tax Law                    29
        Free Look                                              29
        Group or Sponsored Arrangements                        29
        Selling the Contract                                   30
     Other Information                                         30
        Voting Rights                                          30
        Year 2000 Problem                                      30
        State Regulation                                       31
        Legal Proceedings                                      31
        Legal Matters                                          31
        Experts                                                31
     Federal Tax Considerations                                31
     More Information About First Golden American
        Life Insurance Company                                 37

     Unaudited Financial Statements of First Golden
        American Life Insurance Company                        51

     Financial Statements of First Golden
     American Life Insurance Company                           58
     Statement of Additional Information
        Table of Contents                                      80
     Appendix A
        Condensed Financial Information                        A1
     Appendix B
        Market Value Adjustment Examples                       B1
     Appendix C
        Surrender Charge for Excess Withdrawals Example        C1

[Shaded Section Header]
----------------------------------------------------------------------
                       INDEX OF SPECIAL TERMS
----------------------------------------------------------------------

The following special terms are used throughout this prospectus.
Refer to the page(s) listed for an explanation of each term:

SPECIAL TERM                           PAGE
Accumulation Unit                       6
Annual Ratchet Enhanced Death Benefit  24
Annuitant                              16
Annuity Start Date                     16
Cash Surrender Value                   18
Contract Date                          15
Contract Owner                         16
Contract Value                         18
Contract Year                          15
Fixed Interest Allocation              13
Free Withdrawal Amount                 25
Market Value Adjustment                14
Net Investment Factor                   7
Standard Death Benefit                 24

The following terms as used in this prospectus have the same or substituted meanings as the corresponding terms currently used in the
Contract:

TERM USED IN THIS PROSPECTUS           CORRESPONDING TERM USED IN THE CONTRACT
Accumulation Unit Value                Index of Investment Experience
Annuity Start Date                     Annuity Commencement Date
Contract Owner                         Owner or Certificate Owner
Contract Value                         Accumulation Value
Transfer Charge                        Excess Allocation Charge
Fixed Interest Allocation              Fixed Allocation
Free Look Period                       Right to Examine Period
Guaranteed Interest Period             Guarantee Period
Subaccount(s)                          Division(s)
Net Investment Factor                  Experience Factor
Regular Withdrawals                    Conventional Partial Withdrawals
Withdrawals                            Partial Withdrawals

[Shaded Section Header]
----------------------------------------------------------------------
                          FEES AND EXPENSES
----------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES*
   Surrender Charge:

     COMPLETE YEARS ELAPSED     0  | 1  | 2  | 3  | 4  | 5  | 6  | 7+
      SINCE PREMIUM PAYMENT        |    |    |    |    |    |    |
                                   |    |    |    |    |    |    |
     SURRENDER CHARGE           7% | 6% | 5% | 4% | 3% | 2% | 1% | 0%

   Transfer Charge                                          None**
   *If you invested in a Fixed Interest Allocation, a Market Value
     Adjustment may apply to certain transactions. This may increase or decrease your contract value and/or your transfer or surrender amount.

   **We may in the future charge $25 per transfer if you make more than 12 transfers in a contract year.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE
   Administrative Charge.......................................$30
   (We waive this charge if the total of your premium payments is $100,000 or more, or if your contract value at the end of a contract year is $100,000 or more.)

SEPARATE ACCOUNT NY-B ANNUAL CHARGES***
                                        STANDARD    ENHANCED DEATH BENEFIT
                                      DEATH BENEFIT    ANNUAL RATCHET
   Mortality and Expense Risk Charge       1.10%           1.25%
   Asset-Based Administrative Charge       0.15%           0.15%
                                           -----           -----
   Total Separate Account Charges          1.25%           1.40%

   ***As a percentage of average assets in each subaccount. The mortality and expense risk charge and the asset-based administrative charge are deducted daily.

THE GCG TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

[Table with Shaded Heading and Shaded lines for readability]
|---------------------------------------------------------------------------|
|                                              OTHER        TOTAL           |
|                                           EXPENSES(2)    EXPENSES         |
|                              MANAGEMENT  AFTER EXPENSE  AFTER EXPENSE     |
| PORTFOLIO                     FEES(1)    REIMBURSEMENT  REIMBURSEMENT(3)  |
|---------------------------------------------------------------------------|
| Liquid Asset                     0.59%        0.00%        0.59%          |
| Limited Maturity Bond            0.60%        0.00%        0.60%          |
| Global Fixed Income              1.60%        0.00%        1.60%(3)       |
| Total Return                     0.94%        0.03%        0.97%(3)       |
| Equity Income                    0.98%        0.00%        0.98%          |
| Fully Managed                    0.98%        0.00%        0.98%          |
| Rising Dividends                 0.98%        0.00%        0.98%          |
| Growth & Income                  1.08%        0.00%        1.08%          |
| Growth                           1.08%        0.01%        1.09%          |
| Value Equity                     0.98%        0.00%        0.98%          |
| Research                         0.94%        0.00%        0.94%          |
| Strategic Equity                 0.98%        0.01%        0.99%          |
| Capital Appreciation             0.98%        0.00%        0.98%          |
| Mid-Cap Growth                   0.94%        0.01%        0.95%          |
| Small Cap                        0.98%        0.01%        0.99%          |
| Real Estate                      0.98%        0.01%        0.99%          |
| Hard Assets                      0.98%        0.02%        1.00%          |
| Managed Global                   1.25%        0.01%        1.26%          |
| Developing World                 1.75%        0.08%        1.83%          |
| Emerging Markets                 1.75%        0.08%        1.83%          |
|---------------------------------------------------------------------------|

 (1)Fees decline as the total assets of certain combined portfolios increase. See the prospectus for The GCG Trust for more information.
 (2)Other expenses generally consist of independent trustees fees and certain expenses associated with investing in international markets. Other expenses are based on actual expenses for the year ended December 31, 1998, except for portfolios that commenced operations in 1998 where the charges have been annualized.
 (3)Total expenses are based on actual expenses for the fiscal year ended December 31, 1998. Directed Services, Inc. is currently reimbursing expenses to maintain total expenses at 0.97% for the Total Return portfolio and 1.60% for the Global Fixed Income portfolio as shown. Without this reimbursement, and based on actual reimbursements for fiscal year ended December 31, 1998, total expenses would have been 0.98% for the Total Return portfolio and 1.74% for the Global Fixed Income portfolio. This reimbursement agreement will remain in place through December 31, 1999.



THE GALAXY VIP FUND ANNUAL EXPENSES (as a percentage of the average daily net assets of the portfolio):

[Table with Shaded Heading]
|---------------------------------------------------------------------------|
|                                              OTHER           TOTAL        |
|                          MANAGEMENT         EXPENSES        EXPENSES      |
|                           FEE AFTER      AFTER EXPENSE    AFTER EXPENSE   |
| PORTFOLIO               FEE WAIVER(1)  REIMBURSEMENT(1)  REIMBURSEMENT(1) |
|---------------------------------------------------------------------------|
|                                                                           |
| Equity                      0.75%            0.30%            1.05%       |
| Growth and Income           0.75%            0.75%            1.50%       |
| Small Company Growth        0.75%            0.85%            1.60%       |
| Asset Allocation            0.75%            0.32%            1.07%       |
| High Quality Bond           0.40%            0.50%            0.90%       |
|---------------------------------------------------------------------------|

 (1)For the Equity, Asset Allocation and High Quality Bond portfolios, total expenses are based on actual expenses for the fiscal year ended December 31, 1998. For the Growth and Income and Small Company Growth portfolios, total expenses are based on estimates for the current year. Fleet Investment Advisors Inc. and/or the administrator have agreed to waive certain fees and/or reimburse fund expenses of 0.35%, 6.09% and 0.20% for the Growth and Income, Small Company Growth, and High Quality Bond portfolios, respectively, for the current year. Without this agreement, and based on actual waivers and reimbursements for the fiscal year ended December 31, 1998, total expenses would have been 1.05%, 2.58%, 12.86%, 1.07% and 1.10% for the Equity, Growth and Income, Small Company Growth, Asset Allocation and High Quality Bond portfolios, respectively.

THE PIMCO TRUST ANNUAL EXPENSES (as a percentage of the average daily net assets of a portfolio):

[Table with Shaded Heading]
|---------------------------------------------------------------------------|
|                                              OTHER           TOTAL        |
|                                            EXPENSES         EXPENSES      |
|                             MANAGEMENT   AFTER EXPENSE    AFTER EXPENSE   |
| PORTFOLIO                     FEES(1)   REIMBURSEMENT(1) REIMBURSEMENT(1) |
|---------------------------------------------------------------------------|
|  PIMCO High Yield Bond         0.50%        0.25%(2)         0.75%        |
|  PIMCO StocksPLUS Growth                                                  |
|    and Income                  0.40%        0.25%            0.65%        |
|---------------------------------------------------------------------------|

 (1)Total expenses are based on actual expenses for the fiscal year ended December 31, 1998. PIMCO has agreed to waive and reimburse expenses of the portfolios to the extent necessary in order to limit the expenses to 0.75% and 0.65% of the PIMCO High Yield Bond portfolio and PIMCO StocksPLUS Growth and Income portfolio, respectively.
    Under the agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including any such recoupment, do not exceed the annual expense limit. Without this agreement, and based on actual waivers and reimbursements for fiscal year ended December 31, 1998, total expenses would have been 0.81% and 0.72%, respectively, for the PIMCO High Yield Bond portfolio and the PIMCO StockPLUS Growth and Income portfolio.
 (2)Since the PIMCO High Yield Bond portfolio commenced operations on April 30, 1998, other expenses as shown have been annualized for the year ended December 31, 1998.

The purpose of the foregoing tables is to help you understand the various costs and expenses that you will bear directly and indirectly. See the prospectuses of The GCG Trust, The Galaxy VIP Fund, and the PIMCO Trust for additional information on portfolio expenses.

Premium taxes (which currently range from 0% to 3.5% of premium payments) may apply, but are not reflected in the tables above or in the examples below.

EXAMPLES:
In the following examples, surrender charges may apply if you choose to annuitize within the first 5 contract years. The examples also assume election of the Annual Ratchet Enhanced Death Benefit and are based on an assumed 5% annual return.

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses for each $1,000 invested:


     THE GCG TRUST           1 YEAR      3 YEARS     5 YEARS    10 YEARS
     Liquid Asset            $ 90.60     $113.66     $139.31    $235.85
     Limited Maturity Bond   $ 90.70     $113.96     $139.82    $236.89
     Global Fixed Income     $100.70     $143.91     $189.63    $335.52
     Total Return            $ 94.41     $125.15     $158.55    $274.63
     Equity Income           $ 94.51     $125.45     $159.05    $275.63
     Fully Managed           $ 94.51     $125.45     $159.05    $275.63
     Rising Dividends        $ 94.51     $125.45     $159.05    $275.63
     Capital Growth          $ 95.51     $128.45     $164.05    $285.56
     Growth                  $ 95.61     $128.75     $164.55    $286.55
     Value Equity            $ 94.51     $125.45     $159.05    $275.63
     Research                $ 94.11     $124.25     $157.04    $271.63
     Mid-Cap Growth          $ 94.21     $124.55     $157.55    $272.63
     Strategic Equity        $ 94.61     $125.75     $159.55    $276.63
     Capital Appreciation    $ 94.51     $125.45     $159.05    $275.63
     Small Cap               $ 94.61     $125.75     $159.55    $276.63
     Real Estate             $ 94.61     $125.75     $159.55    $276.63
     Hard Assets             $ 94.71     $126.05     $160.05    $277.63
     Managed Global          $ 97.31     $133.83     $172.98    $303.18
     Developing World        $102.98     $150.67     $200.72    $356.73
     Emerging Markets        $102.98     $150.67     $200.72    $356.73

     THE GALAXY VIP FUND
     Equity                  $ 95.21     $127.55     $162.55    $282.59
     Growth and Income       $ 99.70     $140.96     $184.76    $326.13
     Small Company Growth    $100.70     $143.91     $189.63    $335.52
     Asset Allocation        $ 95.41     $128.15     $163.55    $284.58
     High Quality Bond       $ 93.71     $123.04     $155.03    $267.60

     THE PIMCO TRUST
     PIMCO High Yield Bond   $ 92.21     $118.51     $147.46    $252.37
     PIMCO StocksPLUS Growth
      and Income             $ 91.20     $115.48     $142.37    $242.08

If you do not surrender your Contract or if you annuitize on the annuity start date, you would pay the following expenses for each $1,000 invested:


     THE GCG TRUST           1 YEAR     3 YEARS      5 YEARS    10 YEARS
     Liquid Asset            $20.60     $ 63.66      $109.31    $235.85
     Limited Maturity Bond   $20.70     $ 63.96      $109.82    $236.89
     Global Fixed Income     $30.70     $ 93.91      $159.63    $335.52
     Total Return            $24.41     $ 75.15      $128.55    $274.63
     Equity Income           $24.51     $ 75.45      $129.05    $275.63
     Fully Managed           $24.51     $ 75.45      $129.05    $275.63
     Rising Dividends        $24.51     $ 75.45      $129.05    $275.63
     Capital Growth          $25.51     $ 78.45      $134.05    $285.56
     Growth                  $25.61     $ 78.75      $134.55    $286.55
     Value Equity            $24.51     $ 75.45      $129.05    $275.63
     Research                $24.11     $ 74.25      $127.04    $271.63
     Mid-Cap Growth          $24.21     $ 74.55      $127.55    $272.63
     Strategic Equity        $24.61     $ 75.75      $129.55    $276.63
     Capital Appreciation    $24.51     $ 75.45      $129.05    $275.63
     Small Cap               $24.61     $ 75.75      $129.55    $276.63
     Real Estate             $24.61     $ 75.75      $129.55    $276.63
     Hard Assets             $24.71     $ 76.05      $130.05    $277.63
     Managed Global          $27.31     $ 83.83      $142.98    $303.18
     Developing World        $32.98     $100.67      $170.72    $356.73
     Emerging Markets        $32.98     $100.67      $170.72    $356.73

     THE GALAXY VIP FUND
     Equity                  $25.21     $ 77.55      $132.55    $282.59
     Growth and Income       $29.70     $ 90.96      $154.76    $326.13
     Small Company Growth    $30.70     $ 93.91      $159.63    $335.52
     Asset Allocation        $25.41     $ 78.15      $133.55    $284.58
     High Quality Bond       $23.71     $ 73.04      $125.03    $267.60

     THE PIMCO TRUST
     PIMCO High Yield Bond   $22.21     $ 68.51      $117.46    $252.37
     PIMCO StocksPLUS Growth
      and Income             $21.20     $ 65.48      $112.37    $242.08


The examples above reflect the annual administrative charge as an annual charge of 0.04% of assets (based on an average contract value of $70,000). If the Standard Death Benefit is elected instead of the Annual Ratchet Enhanced Death Benefit used in the examples, the actual expenses will be less than those represented in the examples.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE
SHOWN SUBJECT TO THE TERMS OF YOUR CONTRACT.


[Shaded Section Header]
----------------------------------------------------------------------
                       PERFORMANCE INFORMATION
----------------------------------------------------------------------

ACCUMULATION UNIT
We use accumulation units to calculate the value of a Contract. Each subaccount of Separate Account NY-B has its own accumulation unit value. The accumulation units are valued each business day that the New York Stock Exchange is open for trading. Their values may increase or decrease from day to day according to a Net Investment Factor, which is primarily based on the investment performance of the applicable investment portfolio. Shares in the investment portfolios are valued at their net asset value.

THE NET INVESTMENT FACTOR
The Net Investment Factor is an index number which reflects charges under the Contract and the investment performance of the subaccount. The Net Investment Factor is calculated as follows:

    (1)We take the net asset value of the subaccount at the end of each business day.

    (2)We add to (1) the amount of any dividend or capital gains distribution declared for the subaccount and reinvested in such subaccount. We subtract from that amount a charge for our taxes, if any.

    (3)We divide (2) by the net asset value of the subaccount at the end of the preceding business day.

    (4)We then subtract the applicable daily mortality and expense risk charge and the daily asset-based administrative charge from each subaccount.

Calculations for the subaccounts are made on a per share basis.

CONDENSED FINANCIAL INFORMATION
Tables containing (i) the accumulation unit value history of each subaccount of First Golden Separate Account NY-B offered this prospectus and (ii) the total investment value history of each such subaccount are presented in Appendix A - Condensed Financial
Information.


FINANCIAL STATEMENTS
The audited financial statements of Separate Account NY-B for the years ended December 31, 1998 and 1997 are included in the Statement of Additional Information. The unaudited condensed financial statements of First Golden for the six months ended June 30, 1999 and the audited financial statements of First Golden for the years ended December 31, 1998, 1997 and the period December 17, 1996 (commencement of operations) through December 31, 1996 are included in this prospectus.


PERFORMANCE INFORMATION
From time to time, we may advertise or include in reports to contract owners performance information for the subaccounts of Separate
Account NY-B, including the average annual total return performance, yields and other nonstandard measures of performance. Such performance data will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC.

Except for the Liquid Asset subaccount, quotations of yield for the subaccounts will be based on all investment income per unit (contract value divided by the accumulation unit) earned during a given 30-day period, less expenses accrued during such period. Information on standard total average annual return performance will include average annual rates of total return for 1, 5 and 10 year periods, or lesser periods depending on how long the subaccount of Separate Account NY-B has been in existence. We may show other total returns for periods less than one year. Total return figures will be based on the actual historic performance of the subaccounts of Separate Account NY-B, assuming an investment at the beginning of the period, withdrawal of the investment at the end of the period, and the deduction of all applicable portfolio and contract charges. We may also show rates of total return on amounts invested at the beginning of the period with no withdrawal at the end of the period. Total return figures which assume no withdrawals at the end of the period will reflect all recurring charges, but will not reflect the surrender charge.
In addition, we may present historic performance data for the investment portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts of Separate Account NY-B. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

Current yield for the Liquid Asset subaccount is based on income received by a hypothetical investment over a given 7-day period, less expenses accrued, and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks). We calculate "effective yield" for the Liquid Asset subaccount in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will thus be slightly higher than the "yield" because of the compounding effect of earnings. We calculate quotations of yield for the remaining subaccounts on all investment income per accumulation unit earned during a given 30-day period, after subtracting fees and expenses accrued during the period.

We may compare performance information for a subaccount to: (i) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, or any other applicable market indices, (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies), or any other rating service, and (iii) the Consumer Price Index (a measure for inflation) to determine the real rate of return of an investment in the Contract. Our reports and promotional literature may also contain other information, including the ranking of any subaccount based on rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by similar rating services.

Performance information reflects only the performance of a hypothetical contract and should be considered in light of other factors, including the investment objective of the investment portfolio and market conditions. Please keep in mind that past performance is not a guarantee of future results.

[Shaded Section Header]
----------------------------------------------------------------------
         FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
----------------------------------------------------------------------

First Golden American Life Insurance Company of New York is a New York stock life insurance company. First Golden is a wholly owned subsidiary of Golden American Life Insurance Company ("Golden American"). Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. ("Equitable of Iowa"). Equitable of Iowa is wholly owned subsidiary of ING Groep N.V. ("ING"), a global financial services holding company with approximately $461.8 billion in assets as of December 31, 1998. First Golden's financial statements appear in this prospectus. First Golden is authorized to do business in Delaware and New York.

Equitable of Iowa is the holding company for Golden American, Directed Services, Inc. (the investment advisor of The GCG Trust and the distributor of the Contracts) and other interests. Equitable of Iowa and another ING affiliate own ING Investment Management, LLC, one of the portfolio managers of The GCG Trust. ING also owns Baring International Investment Limited, another portfolio manager of The GCG Trust.

Our principal office is located at 230 Park Avenue, Suite 966, New York, New York 10169.

[Shaded Section Header]
----------------------------------------------------------------------
                             THE TRUSTS
----------------------------------------------------------------------
In this prospectus, we refer to The GCG Trust, The Galaxy VIP Fund and the PIMCO Trust collectively as the "Trusts" and individually as a "Trust."

The GCG Trust is a mutual fund whose shares are offered to separate accounts funding variable annuity and variable life insurance policies offered by First Golden and other affiliated insurance companies. The GCG Trust may also sell its shares to separate accounts of insurance companies, not affiliated with First Golden. Pending SEC approval, shares of The GCG Trust may also be sold to certain qualified pension and retirement plans. The principal address of The GCG Trust is 1475 Dunwoody Drive, West Chester, PA 19380.


The Galaxy VIP Fund is a mutual fund whose shares are offered to separate accounts of various life insurance companies for variable annuity contracts, including certain variable contracts of First Golden and its affiliates. The principal office of The Galaxy VIP Fund is 4400 Computer Drive, Westborough, MA 01581.


The PIMCO Trust is a mutual fund whose shares are available to separate accounts of insurance companies, including First Golden, for both variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. The principal address of the PIMCO Trust is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

In the event that, due to differences in tax treatment or other considerations, the interests of contract owners of various contracts participating in the Trusts conflict, we, the Boards of Trustees of The GCG Trust, The Galaxy VIP Fund, and the PIMCO Trust, Directed Services, Inc., Fleet Investment Advisors, Inc., Pacific Investment Management Company and any other insurance companies participating in the Trusts will monitor events to identify and resolve any material conflicts that may arise.

YOU WILL FIND COMPLETE INFORMATION ABOUT THE GCG TRUST, THE GALAXY VIP FUND, AND THE PIMCO TRUST IN THE ACCOMPANYING PROSPECTUS FOR EACH TRUST. YOU SHOULD READ THEM CAREFULLY BEFORE INVESTING.

[Shaded Section Header]
----------------------------------------------------------------------
                  FIRST GOLDEN SEPARATE ACCOUNT NY-B
----------------------------------------------------------------------

First Golden Separate Account NY-B ("Account NY-B") was established as a separate account of First Golden on June 13, 1996. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. Account NY-B is a separate investment account used for our variable annuity contracts. We own all the assets in Account NY-B but such assets are kept separate from our other accounts.

Account NY-B is divided in subaccounts. Each subaccount invests exclusively in shares of one investment portfolio of The GCG Trust, The Galaxy VIP Fund or the PIMCO Trust. Each investment portfolio has its own distinct investment objectives and policies. Income, gains and losses, realized or unrealized, of a portfolio are credited to or charged against the corresponding subaccount of Account NY-B without regard to any other income, gains or losses of the Company. Assets equal to the reserves and other contract liabilities with respect to each are not chargeable with liabilities arising out of any other business of the Company. They may, however, be subject to liabilities arising from subaccounts whose assets we attribute to other variable annuity contracts supported by Account NY-B. If the assets in Account NY-B exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits and make all payments provided under the Contracts.

We currently offer other variable annuity contracts that invest in Account NY-B but are not discussed in this prospectus. Account NY-B may also invest in other investment portfolios which are not available under your Contract.

[Shaded Section Header]
----------------------------------------------------------------------
                      THE INVESTMENT PORTFOLIOS
----------------------------------------------------------------------

During the accumulation phase, you may allocate your premium payments and contract value to any of the investment portfolios listed in the section below. YOU BEAR THE ENTIRE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE INVESTMENT PORTFOLIO, AND YOU MAY LOSE YOUR PRINCIPAL.

INVESTMENT OBJECTIVES
The investment objective of each investment portfolio is set forth below. You should understand that there is no guarantee that any portfolio will meet its investment objective. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio managers anticipate changing economic and market conditions. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE INVESTMENT PORTFOLIOS IN THE PROSPECTUSES FOR THE GCG TRUST, THE GALAXY FUND VIP FUND, AND THE PIMCO TRUST. YOU SHOULD READ THESE PROSPECTUSES BEFORE INVESTING.

 [Shaded Table Header]
 INVESTMENT PORTFOLIO           INVESTMENT OBJECTIVE
 ------------------------------------------------------------------------
 THE GCG TRUST
 Liquid Asset       Seeks high level of current income consistent with
                    the preservation of capital and liquidity.

                    Invests primarily in obligations of the U.S.
                    Government and its agencies and
                    instrumentalities, bank obligations,
                    commercial paper and short-term corporate debt
                    securities.  All securities will mature in
                    less than one year.
                    ----------------------------------------------------
 Limited Maturity   Seeks highest current income consistent with
   Bond             low risk to principal and liquidity.
                    Also seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal.

                    Invests primarily in diversified limited maturity debt
                    securities with average maturity dates of five
                    years or shorter and in no cases more than
                    seven years.
                    ----------------------------------------------------
 Global Fixed       Seeks high total return.
   Income
                    Invests primarily in high-grade fixed income
                    securities, both foreign and domestic.
                    ----------------------------------------------------
 Total Return       Seeks above-average income (compared to a portfolio
                    entirely invested in equity securities)
                    consistent with the prudent employment of capital.

                    Invests primarily in a combination of equity
                    and fixed income securities.
                    ----------------------------------------------------
 Equity Income      Seeks substantial dividend income as well as long-
                    term growth of capital.

                    Invests primarily in common stocks of well-
                    established companies paying above-average
                    dividends.
                    ----------------------------------------------------
 Fully Managed      Seeks, over the long term, a high total investment
                    return consistent with the preservation of capital and with prudent investment risk.

                    Invests primarily in the common stocks of
                    established companies believed by the
                    portfolio manager to have above-average
                    potential for capital growth.
                    ----------------------------------------------------
 Rising Dividends   Seeks capital appreciation.  A secondary
                    objective is dividend income.

                    Invests in equity securities that meet the
                    following quality criteria: regular dividend
                    increases; 35% of earnings reinvested
                    annually; and a credit rating of "A" to "AAA."
                    ----------------------------------------------------
 Capital Growth     Seeks long-term total return.

                    Invests primarily in common stocks of
                    companies where the potential for change
                    (earnings acceleration) is significant.
                    ----------------------------------------------------
 Growth             Seeks capital appreciation.

                    Invests primarily in common stocks of growth companies
                    that have favorable relationships between price/earnings
                    ratios and growth rates in sectors offering the
                    potential for above-average returns.
                    ----------------------------------------------------
 Value Equity       Seeks capital appreciation.  Dividend income
                    is a secondary objective.

                    Invests primarily in common stocks of domestic
                    and foreign issuers which meet quantitative
                    standards relating to financial soundness and
                    high intrinsic value relative to price.
                    ----------------------------------------------------
 Research           Seeks long-term growth of capital and future income.

                    Invests primarily in common stocks or
                    securities convertible into common stocks of
                    companies believed to have better than average
                    prospects for long-term growth.
                    ----------------------------------------------------
 Strategic Equity   Seeks capital appreciation.

                    Invests primarily in common stocks of medium-
                    and small-sized companies.
                    ----------------------------------------------------

 Capital            Seeks long-term capital growth.
   Appreciation
                    Invests primarily in equity securities believed by
                    the portfolio manager to be undervalued.
                    ----------------------------------------------------
 Mid-Cap Growth     Seeks long-term growth of capital.

                    Invests primarily in equity securities of
                    companies with medium market capitalization
                    which the portfolio manager believes have
                    above-average growth potential.
                    ----------------------------------------------------
 Small Cap          Seeks long-term capital appreciation.

                    Invests primarily in equity securities of
                    companies that have a total market
                    capitalization within the range of companies
                    in the Russell 2000 Growth Index or the
                    Standard & Poor's Small-Cap 600 Index.
                    ----------------------------------------------------
 Real Estate        Seeks capital appreciation.  Current income is a
                    secondary objective.

                    Invests primarily in publicly traded real
                    estate equity securities.
                    ----------------------------------------------------
 Hard Assets        Seeks long-term capital appreciation.

                    Invests primarily in hard asset securities.
                    Hard asset companies produce a commodity which
                    the portfolio manager is able to price on a
                    daily or weekly  basis.
                    ----------------------------------------------------
 Managed Global     Seeks capital appreciation.  Current income is
                    only an incidental consideration.

                    Invests primarily in common stocks traded in
                    securities markets throughout the world.
                    ----------------------------------------------------
 Developing World   Seeks capital appreciation.

                    Invests primarily in equity securities of
                    companies in developing or emerging countries.
                    ----------------------------------------------------
 Emerging Markets   Seeks long-term capital appreciation.

                    Invests primarily in equity securities of
                    companies in at least six different emerging
                    market countries.
                    ----------------------------------------------------

 THE GALAXY VIP FUND
 Equity Seeks long-term growth by investing in companies that the portfolio manager believes have above-average earnings potential.

                    Invests at least 75% of its total assets in common stocks and securities convertible into common stocks issued by U.S. companies.
                    ----------------------------------------------------
 Growth and Income  Seeks to provide a relatively high total return through long-term capital appreciation and current income.

                    Invests at least 65% of its total assets in the
                    common stocks of U.S. companies with large market
                    capitalizations (generally over $2 billion) that
                    have prospects for above-average growth and
                    dividends.
                    ----------------------------------------------------
 Small Company      Seeks capital appreciation.
   Growth
                    Invests normally at least 65% of its total assets
                    in the equity securities, primarily common stocks,
                    of small companies that have market
                    capitalizations of $1.5 billion or less.  The
                    portfolio invests primarily in the common stock of
                    U.S. companies, but may invest up to 20% of its
                    total assets in foreign equity securities.
                    ----------------------------------------------------

 Asset Allocation   Seeks a high total return by providing both a
                    current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the portfolio's assets.

                    Invests in a mix of stocks and bonds that the portfolio manager believes will produce both income and long-term capital growth. This mix will change from time to time as a result of economic
                    and market conditions.  However, the portfolio
                    keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.
                    ----------------------------------------------------
 High Quality Bond  Seeks a high level of current income consistent with prudent risk of capital.

                    Invests primarily in obligations issued or guar anteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The portfolio also invests in asset-backed and
                    mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations. Normally, at least 65% of the portfolio's total assets will be invested in high quality debt obligations that have one of the top two ratings assigned by Standard & Poor's Ratings Group or Moody's Investors Services, Inc. or are unrated securities determined by the portfolio manager to be of comparable quality.
                    ----------------------------------------------------

 THE PIMCO TRUST
 PIMCO High Yield   Seeks to maximize total return, consistent with
   Bond             preservation of capital and
                    prudent investment management.

                    Invests in at least 65% of its assets in a
                    diversified portfolio of junk bonds rated at least
                    B by Moody's Investor Services, Inc. or Standard
                    & Poor's or, if unrated, determined by the
                    portfolio manager to be of comparable quality.
                    ----------------------------------------------------
 PIMCO StocksPLUS   Seeks to achieve a total return which exceeds
   Growth and       the total return performance of the S&P 500.
   Income
                    Invests primarily in common stocks, options,
                    futures, options on futures and swaps.
                    ----------------------------------------------------


INVESTMENT MANAGEMENT AND ADVISORY FEES
The investment manager of The GCG Trust is Directed Services, Inc. The GCG Trust pays Directed Services a monthly fee for its investment advisory as well as administrative services. The monthly fee is based on the average daily net assets of an investment portfolio, and in some cases, the combined total assets of certain grouped portfolios. Directed Services provides or procures, at its own expense, the services necessary for the operation of the portfolios. Directed Services (and not The GCG Trust) pays each portfolio manager a monthly fee for managing the assets of a portfolio. For a list of the portfolio managers, see the front cover of this prospectus. Directed Services does not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses.


The investment advisor of The Galaxy VIP Fund is Fleet Investment Advisors Inc. The Galaxy VIP Fund pays Fleet Investment Advisors a monthly advisory fee based on the average daily net assets of each investment portfolio. Each portfolio pays its own administrative costs. Except for agreements to reimburse certain expenses of some portfolios, Fleet Investment Advisors does not bear any portfolio expenses.


The investment advisor of the PIMCO Trust is Pacific Investment Management Company ("PIMCO"). The PIMCO Trust pays PIMCO a monthly advisory fee for its investment advisory services and a monthly administrative fee based on the average daily net assets of an investment portfolio for its administrative services. PIMCO provides or procures, at its own expense, the services necessary for the operation of the portfolios. PIMCO does not bear the expense of brokerage fees and other transactional expenses for securities, taxes (if any) paid by a portfolio, interest on borrowing, and extraordinary expenses, such as litigation or indemnification expenses.

YOU CAN FIND MORE DETAILED INFORMATION ABOUT EACH PORTFOLIO'S ADVISORY FEES IN THE PROSPECTUSES FOR EACH OF THE TRUSTS. YOU SHOULD READ THESE PROSPECTUSES BEFORE INVESTING.

[Shaded Section Header]
----------------------------------------------------------------------
                    THE FIXED INTEREST ALLOCATION
----------------------------------------------------------------------
You may allocate premium payments and transfer your contract value to the guaranteed interest periods of our Fixed Account at any time during the accumulation period. Every time you allocate money to the Fixed Account, we set up a Fixed Interest Allocation for the guaranteed interest period you select. We currently offer guaranteed interest periods of 1, 3, 5, 7 and 10 years, although we may not offer all these periods in the future. You may select one or more guaranteed interest periods at any one time. We will credit your Fixed Interest Allocation with a guaranteed interest rate for the interest period you select, so long as you do not withdraw money from that Fixed Interest Allocation before the end of the guaranteed interest period. Each guaranteed interest period ends on its maturity date which is the last day of the month in which the interest period is scheduled to expire.

If you surrender, withdraw, transfer or annuitize your investment in a Fixed Interest Allocation more than 30 days before the end of the applicable guaranteed interest period, we will apply a Market Value Adjustment to the transaction. A Market Value Adjustment could increase or decrease the amount you surrender, withdraw, transfer or annuitize, depending on current interest rates at the time of the transaction.
YOU BEAR THE RISK THAT YOU MAY RECEIVE LESS THAN YOUR PRINCIPAL IF WE APPLY A MARKET VALUE ADJUSTMENT.

Assets supporting amounts allocated to the Fixed Account are available to fund the claims of all classes of our customer, contract owners and other creditors. Interests under your Contract relating to the Fixed Account are registered under the Securities Act of 1933, but the Fixed Account is not registered under the 1940 Act.

SELECTING A GUARANTEED INTEREST PERIOD
You may select one or more Fixed Interest Allocations with specified guaranteed interest periods. A guaranteed interest period is the period that a rate of interest is guaranteed to be credited to your Fixed Interest Allocation. We may at any time decrease or increase the number of guaranteed interest periods offered.

Your contract value in the Fixed Account is the sum of your Fixed Interest Allocations and the interest credited as adjusted for any withdrawals (including any Market Value Adjustment applied to such withdrawals), transfers or other charges we may impose. Your Fixed Interest Allocation will be credited with the guaranteed interest rate in effect for the guaranteed interest period you selected when we receive and accept your premium or reallocation of contract value. We will credit interest daily at a rate, which yields the quoted guaranteed interest rate.

GUARANTEED INTEREST RATES
Each Fixed Interest Allocation will have an interest rate that is guaranteed as long as you do not take your money out until its maturity date. We do not have a specific formula for establishing the guaranteed interest rates for the different guaranteed interest periods. We determine guaranteed interest rates at our sole discretion. To find out the current guaranteed interest rate for a guaranteed interest period you are interested in, please contact our Customer Service Center or your registered representative. The determination may be influenced by the interest rates on fixed income investments in which we may invest with the amounts we receive under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities (i.e., rated by Standard & Poor's rating system to be suitable for prudent investors) although we are not obligated to invest according to any particular strategy, except as may be required by applicable law. You will have no direct or indirect interest in these investments. We will also consider other factors in determining the guaranteed interest rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors.
We cannot predict the level of future interest rates but no Fixed Interest Allocation will ever have a guaranteed interest rate of less than 3% per year.

We may from time to time at our discretion offer interest rate specials for new premiums that are higher than the current base interest rate then offered. Renewal rates for such rate specials will be based on the base interest rate and not on the special rates initially declared.

TRANSFERS FROM A FIXED INTEREST ALLOCATION
You may transfer your contract value in a Fixed Interest Allocation to one or more new Fixed Interest Allocations with new guaranteed interest periods, or to any of the subaccounts of Account NY-B.
Unless you tell us the Fixed Interest Allocations from which such transfers will be made, we will transfer amounts from your Fixed Interest Allocations starting with the guaranteed interest period nearest its maturity date, until we have honored your transfer request.

The minimum amount that you can transfer to or from any Fixed Interest Allocation is $250. If a transfer request would reduce the contract value remaining in a Fixed Interest Allocation to less than $100, we will treat such transfer request as a request to transfer the entire contract value in such Fixed Interest Allocation. Transfers from a Fixed Interest Allocation may be subject to a Market Value Adjustment. If you have a special Fixed Interest Allocation that was offered exclusively with our dollar cost averaging program, cancelling dollar cost averaging will cause a transfer of the entire contract value in such Fixed Interest Allocation to the Liquid Asset subaccount, and such a transfer is subject to a Market Value Adjustment.

On the maturity date of a guaranteed interest period, you may transfer amounts from the applicable Fixed Interest Allocation to the subaccount(s) and/or to new Fixed Interest Allocations with guaranteed interest periods of any length we are offering at that time. You may not, however, transfer amounts to any Fixed Interest Allocation with a guaranteed interest period that extends beyond the annuity start date.

At least 30 calendar days before a maturity date of any of your Fixed Interest Allocations, or earlier if required by state law, we will send you a notice of the guaranteed interest periods that are available. You must notify us which subaccounts or new guaranteed interest periods you have selected before the maturity date of your Fixed Interest Allocations. If we do not receive timely instructions from you, we will transfer the contract value in the maturing Fixed Interest Allocation to a new Fixed Interest Allocation with a guaranteed interest period that is the same as the expiring guaranteed interest period. If such guaranteed interest period is not available or would go beyond the annuity start date, we will transfer your contract value in the maturing Fixed Interest Allocation to the next shortest guaranteed interest period which does not go beyond the annuity start date. If no such guaranteed interest period is available, we will transfer the contract value to a subaccount specially designated by the Company for such purpose. Currently we use the Liquid Asset subaccount for such purpose.

WITHDRAWALS FROM A FIXED INTEREST ALLOCATION
During the accumulation phase, you may withdraw a portion of your contract value in any Fixed Interest Allocation. You may make systematic withdrawals of only the interest earned during the prior month, quarter or year, depending on the frequency chosen, from a Fixed Interest Allocation under our systematic withdrawal option. Systematic withdrawals from a Fixed Interest Allocation are not permitted if such Fixed Interest Allocation is currently participating in the dollar cost averaging program. A withdrawal from a Fixed Interest Allocation may be subject to a Market Value Adjustment and, in some cases, a surrender charge. Be aware that withdrawals may have federal income tax consequences, including a 10% penalty tax.

If you tell us the Fixed Interest Allocation from which your withdrawal will be made, we will assess the withdrawal against that Fixed Interest Allocation. If you do not, we will assess your withdrawal against the subaccounts in which you invested, unless the withdrawal exceeds the contract value in the subaccounts. If there is no contract value in those subaccounts, we will deduct your withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request.

MARKET VALUE ADJUSTMENT
A Market Value Adjustment may decrease, increase or have no effect on your contract value.We will apply a Market Value Adjustment (i) whenever you withdraw or transfer money from a Fixed Interest Allocation

(unless made within 30 days before the maturity date of the applicable guaranteed interest period, or under the systematic withdrawal or dollar cost averaging program) and (ii) if on the annuity start date a guaranteed interest period for any Fixed Interest Allocation does not end on or within 30 days of the annuity start date.

We determine the Market Value Adjustment by multiplying the amount you withdraw, transfer or apply to an income plan by the following factor:


                    (   1+I   )N/365
                    (---------)         -1
                    (1+J+.0025)

Where,

    o "I" is the Index Rate for a Fixed Interest Allocation on the first day of the guaranteed interest period;

    o "J" is the Index Rate for a new Fixed Interest Allocation with a guaranteed interest period equal to the time remaining in the guaranteed interest period, at the time of calculation; and

    o "N" is the remaining number of days in the guaranteed interest period at the time of calculation.

The Index Rate is the average of the Ask Yields for U.S. Treasury Strips as quoted by a national quoting service for a period equal to the applicable guaranteed interest period. The average currently is based on the period starting from the 22nd day of the calendar month two months prior to the month of the Index Rate determination and ending the 21st day of the calendar month immediately before the month of determination. We currently calculate the Index Rate once each calendar month but have the right to calculate it more frequently. The Index Rate will always be based on a period of at least 28 days. If the Ask Yields are no longer available, we will determine the Index Rate by using a suitable and approved, if required, replacement method.

A Market Value Adjustment may be positive, negative or result in no change. In general, if interest rates are rising, you bear the risk that any Market Value Adjustment will likely be negative and reduce your contract value. On the other hand, if interest rates are falling, it is more likely that you will receive a positive Market Value Adjustment that increases your contract value. In the event of a full surrender, transfer or annuitization from a Fixed Interest Allocation, we will add or subtract any Market Value Adjustment from the amount surrendered, transferred or annuitized. In the event of a partial withdrawal, transfer or annuitization, we will add or subtract any Market Value Adjustment from the total amount withdrawn, transferred or annuitized in order to provide the amount requested. If a negative Market Value Adjustment exceeds your contract value in the Fixed Interest Allocation, we will consider your request to be a full surrender, transfer or annuitization of the Fixed Interest Allocation.

Several examples which illustrate how the Market Value Adjustment works are included in Appendix B.

[Shaded Section Header]
----------------------------------------------------------------------
                        THE ANNUITY CONTRACT
----------------------------------------------------------------------

The Contract described in this prospectus is a deferred combination variable and fixed annuity contract. The Contract provides a means for you to invest in one or more of the available mutual fund portfolios of The GCG Trust, The Galaxy VIP Fund, and the PIMCO Trust funded by Account NY-B. It also provides a means for you to invest in a Fixed Interest Allocation through the Fixed Account.

CONTRACT DATE AND CONTRACT YEAR
The date the Contract became effective is the contract date.
Each 12-month period following the contract date is a contract year.

ANNUITY START DATE
The annuity start date is the date you start receiving annuity payments under your Contract. The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the income phase. The accumulation phase is the period between the contract date and the annuity start date. The income phase begins when you start receiving regular annuity payments from your Contract on the annuity start date.

CONTRACT OWNER
You are the contract owner. You are also the annuitant unless another annuitant is named in the application. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple owners named, the age of the oldest owner will determine the applicable death benefit if such death benefit is available for multiple owners.

The death benefit becomes payable when you die. In the case of a sole contract owner who dies before the income phase begins, we will pay the beneficiary the death benefit then due. The sole contract owner's estate will be the beneficiary if no beneficiary has been designated or the beneficiary has predeceased the contract owner. In the case of a joint owner of the Contract dying before the income phase begins, we will designate the surviving contract owner as the beneficiary. This will override any previous beneficiary designation.

If the contract owner is a trust and a beneficial owner of the trust has been designated, the beneficial owner will be treated as the contract owner for determining the death benefit. If a beneficial owner is changed or added after the contract date, this will be treated as a change of contract owner for determining the death benefit. If no beneficial owner of the trust has been designated, the availability of enhanced death benefits will be based on the age of the annuitant at the time you purchase the Contract.

  JOINT OWNER. For non-qualified Contracts only, joint owners may be named in a written request before the Contract is in effect.
Joint owners may independently exercise transfers and other transactions allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them. All rights of a joint owner end at death of that owner if the other joint owner survives. The entire interest of the deceased joint owner in the Contract will pass to the surviving joint owner. The age of the older owner will determine the applicable death benefit if Enhanced Death Benefits are available for multiple owners.

ANNUITANT
The annuitant is the person designated by you to be the measuring life in determining annuity payments. The annuitant's age determines when the income phase must begin and the amount of the annuity payments to be paid. You are the annuitant unless you choose to name another person. The annuitant may not be changed after the Contract is in effect.

The contract owner will receive the annuity benefits of the Contract if the annuitant is living on the annuity start date. If the annuitant dies before the annuity start date, and a contingent annuitant has been named, the contingent annuitant becomes the annuitant (unless the contract owner is not an individual, in which case the death benefit becomes payable).

If there is no contingent annuitant when the annuitant dies before the annuity start date, the contract owner will become the annuitant. The contract owner may designate a new annuitant within 60 days of the death of the annuitant.

If there is no contingent annuitant when the annuitant dies before the annuity start date and the contract owner is not an individual, we will pay the designated beneficiary the death benefit then due. If a beneficiary has not been designated, or if there is no designated beneficiary living, the contract owner will be the beneficiary. If the annuitant was the sole contract owner and there is no beneficiary designation, the annuitant's estate will be the beneficiary.

Regardless of whether a death benefit is payable, if the annuitant dies and any contract owner is not an individual, distribution rules under federal tax law will apply. You should consult your tax advisor for more information if you are not an individual.

BENEFICIARY
The beneficiary is named by you in a written request. The beneficiary is the person who receives any death benefit proceeds and who becomes the successor contract owner if the contract owner (or the annuitant if the contract owner is other than an individual) dies before the annuity start date. We pay death benefits to the primary beneficiary (unless there are joint owners, in which case death proceeds are payable to the surviving owner(s)).

If the beneficiary dies before the annuitant or the contract owner, the death benefit proceeds are paid to the contingent beneficiary, if any. If there is no surviving beneficiary, we pay the death benefit proceeds to the contract owner's estate.

One or more persons may be a beneficiary or contingent beneficiary. In the case of more than one beneficiary, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

You have the right to change beneficiaries during the annuitant's lifetime unless you have designated an irrevocable beneficiary. When an irrevocable beneficiary has been designated, you and the irrevocable beneficiary may have to act together to exercise some of the rights and options under the Contract.

  CHANGE OF CONTRACT OWNER OR BENEFICIARY. During the annuitant's lifetime, you may transfer ownership of a non-qualified Contract.
A change in ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the beneficiary. All requests for changes must be in writing and submitted to our Customer Service Center in good order. The change will be effective as of the day you sign the request. The change will not affect any payment made or action taken by us before recording the change.

PURCHASE AND AVAILABILITY OF THE CONTRACT
We will issue a Contract only if both the annuitant and the contract owner are not older than age 85.

The initial premium payment must be $10,000 or more ($1,500 for qualified Contracts). You may make additional payments of $500 or more ($250 for qualified Contracts) at any time after the free look period before you turn age 85. Under certain circumstances, we may waive the minimum premium payment requirement. We may also change the minimum initial or additional premium requirements for certain group or sponsored arrangements. Any initial or additional premium payment that would cause the contract value of all annuities that you maintain with us to exceed $1,000,000 requires our prior approval.


The Contracts offered by this prospectus are available only to customers of Fleet Financial Group, Inc. and its affiliates.


CREDITING OF PREMIUM PAYMENTS
We will allocate your initial premium within 2 business days after receipt, if the application and all information necessary for processing the Contract are complete. Subsequent premium payments will be credited to a Contract within 1 business day if they are received in good order. In certain states we also accept initial and additional premium payments by wire order. Wire transmittals must be accompanied by sufficient electronically transmitted data. We may retain premium payments for up to 5 business days while attempting to complete an incomplete application. If the application cannot be completed within this period, we will inform you of the reasons for the delay. We will also return the premium payment immediately unless you direct us to hold the premium payment until the application is completed. Once the completed application is received, we will allocate the payment to the subaccounts and/or Fixed Interest Allocations specified by you within 2 business days. We will make inquiry to discover any missing information related to subsequent payments. For any subsequent premium payments, the payment will be credited at the accumulation unit value next determined after receipt of your premium payment.

Once we allocate your premium payment to the subaccounts selected by you, we convert the premium payment into accumulation units. We divide the amount of the premium payment allocated to a particular subaccount by the value of an accumulation unit for the subaccount to determine the number of accumulation units of the subaccount to be held in Account NY-B with respect to your Contract. The net investment results of each subaccount vary with its investment performance.

We may require that an initial premium designated for a subaccount of Account NY-B or the Fixed Account be allocated to a subaccount specially designated by the Company (currently, the Liquid Asset subaccount) during the free look period. After the free look period, we will convert your contract value (your initial premium plus any earnings less any expenses) into accumulation units of the subaccounts you previously selected. The accumulation units will be allocated based on the accumulation unit value next computed for each subaccount. Initial premiums designated for Fixed Interest Allocations will be allocated to a Fixed Interest Allocation with the guaranteed interest period you have chosen; however, in the future we may allocate the premiums to the specially designated subaccount during the free look period.

CONTRACT VALUE
We determine your contract value on a daily basis beginning on the contract date. Your contract value is the sum of (a) the contract value in the Fixed Interest Allocations, and (b) the contract value in each subaccount in which you are invested.

  CONTRACT VALUE IN FIXED INTEREST ALLOCATIONS. The contract value in your Fixed Interest Allocations is the sum of premium payments allocated to the Fixed Interest Allocations under the Contract, plus contract value transferred to the Fixed Interest Allocations, plus credited interest, minus any transfers and withdrawals from the Fixed Interest Allocation (including any Market Value Adjustment applied to such withdrawals), contract fees, and premium taxes.

  CONTRACT VALUE IN THE SUBACCOUNTS. On the contract date, the contract value in the subaccount in which you are invested is equal to the initial premium paid and designated to be allocated to the subaccount. On the contract date, we allocate your contract value to each subaccount and/or a Fixed Interest Allocation specified by you, unless the Contract is issued in a state that requires the return of premium payments during the free look period, in which case, the portion of your initial premium not allocated to a Fixed Interest Allocation will be allocated to a subaccount specially designated by the Company during the free look period for this purpose (currently, the Liquid Asset subaccount).

On each business day after the contract date, we calculate the amount of contract value in each subaccount as follows:

    (1)We take the contract value in the subaccount at the end of the preceding business day.

    (2)We multiply (1) by the subaccount's Net Investment Factor since the preceding business day.

    (3)We add (1) and (2).

    (4)We add to (3) any additional premium payments, and then add or subtract any transfers to or from that subaccount.

    (5)We subtract from (4) any withdrawals and any related charges, and then subtract any contract fees and premium taxes.

CASH SURRENDER VALUE
The cash surrender value is the amount you receive when you surrender the Contract. The cash surrender value will fluctuate daily based on the investment results of the subaccounts in which you are invested and interest credited to Fixed Interest Allocations and any Market
Value Adjustment. We do not guarantee any minimum cash surrender value. On any date during the accumulation phase, we calculate the cash surrender value as follows: we start with your contract value, then we adjust for any Market Value Adjustment, then we deduct any surrender charge, any charge for premium taxes, and any other charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE
You may surrender the Contract at any time while the annuitant is living and before the annuity start date. A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. We will determine and pay the cash surrender value at the price next determined after receipt of all paperwork required in order for us to process your surrender. Once paid, all benefits under the Contract will be terminated. For administrative purposes, we will transfer your money to a specially designated subaccount (currently the Liquid Asset subaccount) prior to processing the surrender. This transfer will have no effect on your cash surrender value. You may receive the cash surrender value in a single sum payment or apply it under one or more annuity options. We will usually pay the cash surrender value within 7 days.

Consult your tax advisor regarding the tax consequences associated with surrendering your Contract. A surrender made before you reach age 59 1/2 may result in a 10% tax penalty. See "Federal Tax
Considerations" for more details.

ADDITION, DELETION OR SUBSTITUTION OF SUBACCOUNTS AND OTHER CHANGES We may make additional subaccounts available to you under the Contract. These subaccounts will invest in investment portfolios we find suitable for your Contract.

We may amend the Contract to conform to applicable laws or governmental regulations. If we feel that investment in any of the investment portfolios has become inappropriate to the purposes of the Contract, we may, with approval of the SEC (and any other regulatory agency, if required) substitute another portfolio for existing and future investments.

We also reserve the right to: (i) deregister Account NY-B under the 1940 Act; (ii) operate Account NY-B as a management company under the 1940 Act if it is operating as a unit investment trust; (iii) operate Account NY-B as a unit investment trust under the 1940 Act if it is operating as a managed separate account; (iv) restrict or eliminate any voting rights as to Account NY-B; and (v) combine Account NY-B with other accounts.

We will, of course, provide you with written notice before any of these changes are effected.

THE FIXED ACCOUNT
The Fixed Account is a segregated asset account which contains the assets that support a contract owner's Fixed Interest Allocations. See "The Fixed Interest Allocations" for more information.

OTHER CONTRACTS
We offer other variable annuity contracts that also invest in the same investment portfolios of the Trusts. These contracts have different charges that could effect their performance, and many offer different benefits more suitable to your needs. To obtain more information about these other contracts, contact our Customer Service Center or your registered representative.

OTHER IMPORTANT PROVISIONS
See "Withdrawals," "Transfers Among Your Investments," "Death Benefit Choices," "Charges and Fees," "The Annuity Options" and "Other
Contract Provisions" in this prospectus for information on other important provisions in your Contract.

[Shaded Section Header]
----------------------------------------------------------------------
                             WITHDRAWALS
----------------------------------------------------------------------
Any time during the accumulation phase and before the death of the annuitant, you may withdraw all or part of your money. Keep in mind that if you request a withdrawal for more than 90% of the cash surrender value, we will treat it as a request to surrender the Contract. If any single withdrawal or the sum of withdrawals exceeds the Free Withdrawal Amount, you will incur a surrender charge. The Free Withdrawal Amount in any contract year is 15% of your contract value on the date of withdrawal less any withdrawals during that contract year.

You need to submit to us a written request specifying the Fixed Interest Allocations or subaccounts from which amounts are to be withdrawn, otherwise the withdrawal will be made on a pro rata basis from all of the subaccounts in which you are invested. If there is not enough contract value in the subaccounts, we will deduct the balance of the withdrawal from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until we have honored your request. We will apply a Market Value Adjustment to any withdrawal from your Fixed Interest Allocation taken more than 30 days before its maturity date. We will determine the contract value as of the close of business on the day we receive your withdrawal request at our Customer Service Center. The contract value may be more or less than the premium payments made.

For administrative purposes, we will transfer your money to a specially designated subaccount (currently, the Liquid Asset subaccount) prior to processing the withdrawal. This transfer will not effect the withdrawal amount you receive.
We offer the following three withdrawal options:

REGULAR WITHDRAWALS
After the free look period, you may make regular withdrawals. Each withdrawal must be a minimum of $100. We will apply a Market Value Adjustment to any regular withdrawal from a Fixed Interest Allocation that is taken more than 30 days before its maturity date.


SYSTEMATIC WITHDRAWALS
You may elect to receive automatic systematic withdrawal payments (1) from the contract value in the subaccounts in which you are invested, or
(2) from the interest earned in your Fixed Interest Allocations. Systematic withdrawals may be taken monthly, quarterly or annually. You decide when you would like systematic payments to start as long as it starts at least 28 days after your contract date. You also select the date on which the systematic withdrawals will be made, but this date cannot be later than the 28th day of the month. If you have elected to receive systematic withdrawals but have not chosen a date, we will make the withdrawals on the same calendar day of each month as your contract date. If your contract date is after the 28th, your systematic withdrawal will be made on the 28th day of each month.

Each systematic withdrawal amount must be a minimum of $100. The amount of your systematic withdrawal can either be (1) a fixed dollar amount, or
(2) an amount based on a percentage of your contract value. Both forms of systematic withdrawals are subject to the following maximum, which is calculated on each withdrawal date:

                                  MAXIMUM PERCENTAGE
                    FREQUENCY     OF CONTRACT VALUE
                    Monthly             1.25%
                    Quarterly           3.75%
                    Annually           15.00%

If your systematic withdrawal is a fixed dollar amount and the amount to be systematically withdrawn would exceed the applicable maximum percentage of your contract value on any withdrawal date, we will automatically reduce the amount withdrawn so that it equals such percentage. Thus, your fixed dollar systematic withdrawals will never exceed the maximum percentage. If you want fixed dollar systematic withdrawals to exceed the maximum percentage and are willing to incur associated surrender charges, consider the Fixed Dollar Systematic Withdrawal Feature which you may add to your regular systematic withdrawal program.

If your systematic withdrawal is based on a percentage of your contract value and the amount to be systematically withdrawn based on that percentage would be less than $100, we will automatically increase the amount to $100 as long as it does not exceed the maximum percentage. If the systematic withdrawal would exceed the maximum percentage, we will send the amount, and then automatically cancel your systematic withdrawal option.

Systematic withdrawals from Fixed Interest Allocations are limited to interest earnings during the prior month, quarter, or year, depending on the frequency you chose. Systematic withdrawals are not subject to a Market Value Adjustment, unless you have added the Fixed Dollar Systematic Withdrawal Feature discussed below and the payments exceed interest earnings. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) or 72(t) distributions.
A Fixed Interest Allocation may not participate in both the systematic withdrawal option and the dollar cost averaging program at the same time.

You may change the amount or percentage of your systematic withdrawal once each contract year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date. The systematic withdrawal option may commence in a contract year where a regular withdrawal has been taken but you may not change the amount or percentage of your withdrawals in any contract year during which you have previously taken a regular withdrawal. You may not elect the systematic withdrawal option if you are taking IRA withdrawals.

  FIXED DOLLAR SYSTEMATIC WITHDRAWAL FEATURE. You may add the Fixed Dollar Systematic Withdrawal Feature to your regular fixed dollar systematic withdrawal program. This feature allows you to receive a systematic withdrawal in a fixed dollar amount regardless of any surrender charges or Market Value Adjustments. Systematic withdrawals from Fixed Interest Allocations under the Fixed Dollar Systematic Withdrawal Feature are available only in connection with Section 72(q) or 72(t) distributions. You choose the amount of the fixed systematic withdrawals, which may total up to an annual maximum of 15% of your contract value as determined on the day we receive your election of this feature. The maximum limit will not be recalculated when you make additional premium payments, unless you instruct us to do us. We will assess a surrender charge on the withdrawal date if the systematic withdrawal exceeds the maximum limit as calculated on the withdrawal date. We will assess a Market Value Adjustment on the withdrawal date if the systematic withdrawal from a Fixed Interest Allocation exceeds your interest earnings on the withdrawal date. We will apply the surrender charge and any Market Value Adjustment directly to your contract value (rather than to the systematic withdrawal) so that the amount of each systematic withdrawal remains fixed.

Flat dollar systematic withdrawals which are intended to satisfy the requirements of Section 72(q) or 72(t) of the Tax Code may exceed the maximum. Such withdrawals are subject to surrender charges and Market Value Adjustment when they exceed the applicable free withdrawal amount.


IRA WITHDRAWALS
If you have a non-Roth IRA Contract and will be at least age 70 1/2 during the current calendar year, you may elect to have distributions made to you to satisfy requirements imposed by Federal tax law. IRA withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans. We will send you a notice before your distributions commence. You may elect to take IRA withdrawals at that time, or at a later date. You may not elect IRA withdrawals and participate in systematic withdrawals at the same time. If you do not elect to take IRA withdrawals, and distributions are required by Federal tax law, distributions adequate to satisfy the requirements imposed by Federal tax law may be made. Thus, if you are participating in systematic withdrawals, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by federal tax law.

You may choose to receive IRA withdrawals on a monthly, quarterly or annual basis. Under this option, you may elect payments to start as early as 28 days after the contract date. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, we will make the withdrawals on the same calendar day of the month as the contract date.

You may request that we calculate for you the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the Statement of Additional Information. The minimum dollar amount you can withdraw is $100. When we determine the required IRA withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the IRA withdrawal amount is greater than the contract value, we will cancel the Contract and send you the amount of the cash surrender value.

You may change the payment frequency of your IRA withdrawals once each contract year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least 7 days before the next scheduled withdrawal date.

An IRA withdrawal in excess of the amount allowed under systematic withdrawals will be subject to a Market Value Adjustment.

CONSULT YOUR TAX ADVISER REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. You are responsible for determining that withdrawals comply with applicable law. A withdrawal made before the taxpayer reaches age 59 1/2 may result in a 10% penalty tax. See "Federal Tax Considerations" for more details.

                  [Shaded Section Header]
----------------------------------------------------------------------
                  TRANSFERS AMONG YOUR INVESTMENTS
----------------------------------------------------------------------
You may transfer your contract value among the subaccounts in which you are invested and your Fixed Interest Allocations at the end of the free look period until the annuity start date. We currently do not charge you for transfers made during a contract year, but reserve the right to charge $25 for each transfer after the twelfth transfer in a contract year. We also reserve the right to limit the number of transfers you may make and may otherwise modify or terminate transfer privileges if required by our business judgement or in accordance with applicable law. We will apply a Market Value Adjustment to transfers from a Fixed Interest Allocation taken more than 30 days before its maturity date unless the transfer is made under the dollar cost averaging program.

Transfers will be based on values at the end of the business day in which the transfer request is received at our Customer Service Center.

The minimum amount that you may transfer is $100 or, if less, your entire contract value held in a subaccount or a Fixed Interest Allocation.

To make a transfer, you must notify our Customer Service Center and all other administrative requirements must be met. Any transfer request received after 4:00 p.m. eastern time or the close of the New York Stock Exchange will be effected on the next business day. Account NY-B and the Company will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. We require personal identifying information to process a request for transfer made over the telephone.

DOLLAR COST AVERAGING
You may elect to participate in our dollar cost averaging program if you have at least $1,200 of contract value in the (i) Limited Maturity Bond subaccount or the Liquid Asset subaccount, or (ii) a Fixed Interest Allocation with a 1-year guaranteed interest period. These subaccounts or Fixed Interest Allocation serve as the source accounts from which we will, on a monthly basis, automatically transfer a set dollar amount of money to other subaccounts selected by you.

The dollar cost averaging program is designed to lessen the impact of market fluctuation on your investment. Since we transfer the same dollar amount to other subaccounts each month, more units of a subaccount are purchased if the value of its unit is low and less units are purchased if the value of its unit is high. Therefore, a lower than average value per unit may be achieved over the long term. However, we cannot guarantee this. When you elect the dollar cost averaging program, you are continuously investing in securities regardless of fluctuating price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

You elect the dollar amount you want transferred under this program. Each monthly transfer must be at least $100. If your source account is the Limited Maturity Bond subaccount, the Liquid Asset subaccount or a 1-year Fixed Interest Allocation, the maximum amount that can be transferred each month is your contract value in such source account divided by 12. You may change the transfer amount once each contract year.

Transfers from a Fixed Interest Allocation under the dollar cost averaging program are not subject to a Market Value Adjustment.

If you do not specify the subaccounts to which the dollar amount of the source account is to be transferred, we will transfer the money to the subaccounts in which you are invested on a proportional basis. The transfer date is the same day each month as your contract date. If, on any transfer date, your contract value in a source account is equal or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may terminate the dollar cost averaging program at any time by sending satisfactory notice to our Customer Service Center at least 7 days before the next transfer date. A Fixed Interest Allocation may not participate in the dollar cost averaging program and in systematic withdrawals at the same time.

We may in the future offer additional subaccounts or withdraw any subaccount or Fixed Interest Allocation to or from the dollar cost averaging program, or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

AUTOMATIC REBALANCING
If you have at least $10,000 of contract value invested in the subaccounts of Account NY-B, you may elect to have your investments in the subaccounts automatically rebalanced. We will transfer funds under your Contract on a quarterly, semi-annual, or annual calendar basis among the subaccounts to maintain the investment blend of your selected subaccounts. The minimum size of any allocation must be in full percentage points. Rebalancing does not affect any amounts that you have allocated to the Fixed Account. The program may be used in conjunction with the systematic withdrawal option only if withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

To participate in automatic rebalancing, send satisfactory notice to our Customer Service Center. We will begin the program on the last business day of the period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your contract value among the subaccounts or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

[Shaded Section Header]
----------------------------------------------------------------------
                        DEATH BENEFIT CHOICES
----------------------------------------------------------------------

DEATH BENEFIT DURING THE ACCUMULATION PHASE
During the accumulation phase, a death benefit is payable when either the annuitant (when contract owner is not an individual), the contract owner or the first of joint owners dies. Assuming you are the contract owner, your beneficiary will receive a death benefit unless the beneficiary is your surviving spouse and elects to continue the Contract. The death benefit value is calculated at the close of the business day on which we receive written notice and due proof of death, as well as any required claims forms, at our Customer Service Center. If your beneficiary elects to delay receipt of the death benefit until a date after the time of death, the amount of the benefit payable in the future may be affected. The proceeds may be received in a single sum or applied to any of the annuity options. If we do not receive a request to apply the death benefit proceeds to an annuity option, we will make a single sum distribution. We will generally pay death benefit proceeds within 7 days after our Customer Service Center has received sufficient information to make the payment.

You may choose from the following 2 death benefit choices: (1) the Standard Death Benefit Option; and (2) the Annual Ratchet Enhanced Death Benefit Option. Once you choose a death benefit, it cannot be changed. We may in the future stop or suspend offering any of the enhanced death benefit options to new Contracts. A change in ownership of the Contract may affect the amount of the death benefit and the guaranteed death benefit.

  STANDARD DEATH BENEFIT. You will automatically receive the Standard Death Benefit unless you choose the Annual Ratchet Enhanced Death Benefit. The Standard Death Benefit under the Contract is the greatest of (i) your contract value; (ii) total premium payments less any withdrawals; and (iii) the cash surrender value.

  ANNUAL RATCHET ENHANCED DEATH BENEFIT. The Annual Ratchet Enhanced Death Benefit under the Contract is the greatest of (i) the contract value; (ii) total premium payments less any withdrawals; (iii) the cash surrender value; and (iv) the enhanced death benefit as calculated below.

|--------------------------------------------------------------------|
|                                                                    |
|           HOW THE ENHANCED DEATH BENEFIT IS CALCULATED             |
|           FOR THE ANNUAL RATCHET ENHANCED DEATH BENEFIT            |
|                                                                    |
|--------------------------------------------------------------------|
|    On each contract anniversary that occurs on or before the       |
|    contract owner turns age 80, we compare the prior enhanced      |
|    death benefit to the contract value and select the larger       |
|    amount as the new enhanced death benefit.                       |
|    On all other days, the enhanced death benefit is the amount     |
|    determined below.  We first take the enhanced death benefit     |
|    from the preceding day (which would be the initial premium if   |
|    the valuation date is the contract date) and then we add        |
|    additional premiums paid since the preceding day, then we       |
|    subtract any withdrawals (including any Market Value            |
|    Adjustment applied to such withdrawals) since the preceding     |
|    day, then we subtract any associated surrender charges.  That   |
|    amount becomes the new enhanced death benefit.                  |
|--------------------------------------------------------------------|

The Annual Ratchet Enhanced Death Benefit is available only at the time you purchase your Contract and only if the contract owner or annuitant (when the contract owner is other than an individual) is not more than 79 years old at the time of purchase. The Annual Ratchet Enhanced Death Benefit may not be available where a Contract is held by joint owners.

DEATH BENEFIT DURING THE INCOME PHASE
If any contract owner or the annuitant dies after the annuity start date, the Company will pay the beneficiary any certain benefit remaining under the annuity in effect at the time.

[Shaded Section Header]
----------------------------------------------------------------------
                          CHARGES AND FEES
----------------------------------------------------------------------
We deduct the charges described below to cover our cost and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for distributing and administrating the Contracts, for paying the benefits payable under the Contracts and for bearing various risks associated with the Contracts. The amount of a charge will not always correspond to the actual costs associated. For example, the surrender charge collected may not fully cover all of the distribution expenses incurred by us with the service or benefits provided. In the event there are any profits from fees and charges deducted under the Contract, we may use such profits to finance the distribution of contracts.

CHARGE DEDUCTION SUBACCOUNT
You may elect to have all charges against your contract value deducted directly from a single subaccount designated by the Company. Currently we use the Liquid Asset subaccount for this purpose. If you do not elect this option, or if the amount of the charges is greater than the amount in the designated subaccount, the charges will be deducted as discussed below. You may cancel this option at any time by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE CONTRACT VALUE
We deduct the following charges from your contract value:

 SURRENDER CHARGE. We will deduct a contingent deferred sales charge (a "surrender charge") if you surrender your Contract or if you take a withdrawal in excess of the Free Withdrawal Amount during the 7-year period from the date we receive and accept a premium payment. The surrender charge is based on a percentage of each premium payment. This charge is intended to cover sales expenses that we have incurred. We may in the future reduce or waive the surrender charge in certain situations and will never charge more than the maximum surrender charges. The percentage of premium payments deducted at the time of surrender or excess withdrawal depends on the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

     COMPLETE YEARS ELAPSED       0  | 1  | 2  | 3  | 4  | 5  | 6  | 7+
      SINCE PREMIUM PAYMENT          |    |    |    |    |    |    |
     SURRENDER CHARGE             7% | 6% | 5% | 4% | 3% | 2% | 1% | 0%

  FREE WITHDRAWAL AMOUNT. The Free Withdrawal Amount in any contract year is 15% of your contract value on the date of withdrawal less any withdrawals during that contract year.

  SURRENDER CHARGE FOR EXCESS WITHDRAWALS. We will deduct a surrender charge for excess withdrawals. We consider a withdrawal to be an "excess withdrawal" when the amount you withdraw in any contract year exceeds the Free Withdrawal Amount. Where you are receiving systematic withdrawals, any combination of regular withdrawals taken and any systematic withdrawals expected to be received in a contract year will be included in determining the amount of the excess withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. We will deduct such charges from the contract value in proportion to the contract value in each subaccount or Fixed Interest Allocation from which the excess withdrawal was taken. In instances where the excess withdrawal equals the entire contract value in such subaccounts or Fixed
Interest Allocations, we will deduct charges proportionately from all other subaccounts and Fixed Interest Allocations in which you are invested. ANY WITHDRAWAL FROM A FIXED INTEREST ALLOCATION MORE THAN
30 DAYS BEFORE ITS MATURITY DATE WILL TRIGGER A MARKET VALUE ADJUSTMENT.

For the purpose of calculating the surrender charge for an excess withdrawal: a) we treat premiums as being withdrawn on a first-in, first-out basis; and b) amounts withdrawn which are not considered an excess withdrawal are not considered a withdrawal of any premium payments. We have included an example of how this works in Appendix
C. Although we treat premium payments as being withdrawn before earnings for purpose of calculating the surrender charge for excess withdrawals, the federal tax law treats earnings as withdrawn first.

  PREMIUM TAXES. We may make a charge for state and local premium taxes depending on your state of residence. The tax can range from 0% to 3.5% of the premium payment. We have the right to change this amount to conform with changes in the law or if you change your state of residence.

We deduct the premium tax from your contract value on the annuity start date. However, some jurisdictions impose a premium tax at the time the initial and additional premiums are paid, regardless of when the annuity payments begin. In those states we may defer collection of the premium taxes from your contract value and deduct it when you surrender the Contract, when you take an excess withdrawal or on the annuity start date.

  ADMINISTRATIVE CHARGE. We deduct the annual administrative charge on each Contract anniversary, or if you surrender your Contract prior to a Contract anniversary, at the time we determine the cash surrender value payable to you. The amount deducted is $30 per Contract. This charge is waived if you have a contract value of $100,000 or more at the end of a contract year or the sum of the premiums paid equals or exceeds $100,000. We deduct the charge proportionately from all subaccounts in which you are invested. If there is no contract value in those subaccounts, we will deduct the charge from your Fixed Interest Allocations starting with the guaranteed interest periods nearest their maturity dates until the charge has been paid.

  TRANSFER CHARGE. We currently do not deduct any charges for transfers made during a contract year. We have the right, however, to assess up to $25 for each transfer after the twelfth transfer in a contract year. If such a charge is assessed, we would deduct the charge from the subaccounts and the Fixed Interest Allocations from which each such transfer is made in proportion to the amount being transferred from each such subaccount and Fixed Interest Allocation unless you have chosen to have all charges deducted from a single subaccount. The charge will not apply to any transfers due to the election of dollar cost averaging, automatic rebalancing and transfers we make to and from any subaccount specially designated by the Company for such purpose.

CHARGES DEDUCTED FROM THE SUBACCOUNTS
  MORTALITY AND EXPENSE RISK CHARGE. The mortality and expense risk charge is deducted each business day. The amount of the mortality and expense charge depends on the death benefit you have elected. If you have elected the Standard Death Benefit, the charge, on an annual basis, is equal to 1.10% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .003030% for each day since the previous business day. If you have elected the Annual Ratchet Enhanced Death Benefit, the charge, on an annual basis, is equal to 1.25% of the assets you have in each subaccount. The charge is deducted each business day at the rate of .003446% for each day since the previous business day.

  ASSET-BASED ADMINISTRATIVE CHARGE. The amount of the asset-based administrative charge, on an annual basis, is equal to 0.15% of the assets you have in each subaccount. The charge is deducted on each business day at the rate of .000411% for each day since the previous business day. The charge is deducted daily from your assets in each subaccount in order to compensate First Golden for a portion of the administrative expenses under the Contract.

TRUST EXPENSES
There are fees and charges deducted from each investment portfolio of the Trusts. Please read the respective Trust prospectus for details.

[Shaded Section Header]
----------------------------------------------------------------------
                         THE ANNUITY OPTIONS
----------------------------------------------------------------------

ANNUITIZATION OF YOUR CONTRACT
If the annuitant and contract owner are living on the annuity start date, we will begin making payments to the contract owner under an income plan. We will make these payments under the annuity option chosen. You may change annuity option by making a written request to us at least 30 days before the annuity start date. The amount of the payments will be determined by applying your contract value adjusted for any applicable Market Value Adjustment on the annuity start date in accordance with the annuity option you chose.

You may also elect an annuity option on surrender of the Contract for its cash surrender value or you may choose one or more annuity options for the payment of death benefit proceeds while it is in effect and before the annuity start date. If, at the time of the contract owner's death or the annuitant's death (if the contract owner is not an individual), no option has been chosen for paying death benefit proceeds, the beneficiary may choose an annuity option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable federal tax law.

The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the contract value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

For each annuity option we will issue a separate written agreement putting the annuity option into effect. Before we pay any annuity benefits, we require the return of your Contract. If your Contract has been lost, we will require that you complete and return the applicable lost Contract form. Various factors will affect the level of annuity benefits, such as the annuity option chosen, the applicable payment rate used and the investment performance of the portfolios and interest credited to the Fixed Interest Allocations.

Our current annuity options provide only for fixed payments. Fixed annuity payments are regular payments, the amount of which is fixed and guaranteed by us. Some fixed annuity options provide fixed payments either for a specified period of time or for the life of the annuitant. The amount of life income payments will depend on the form and duration of payments you chose, the age of the annuitant or beneficiary (and gender, where appropriate), the total contract value applied to purchase a Fixed Interest Allocation, and the applicable payment rate.

Our approval is needed for any option where:

    (1)The person named to receive payment is other than the contract owner or beneficiary;

    (2)The person named is not a natural person, such as a corporation; or

    (3)Any income payment would be less than the minimum annuity income payment allowed.

SELECTING THE ANNUITY START DATE
You select the annuity start date, which is the date on which the annuity payments commence. The annuity start date must be at least 5 years from the contract date but before the month immediately following the annuitant's 90th birthday. If, on the annuity start date, a surrender charge remains, the elected annuity option must include a period certain of at least 5 years.

If you do not select an annuity start date, it will automatically begin in the month following the annuitant's 90th birthday.

If the annuity start date occurs when the annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for federal tax purposes. See "Federal Tax Considerations" and the Statement of Additional Information. For a Contract purchased in connection with a qualified plan, other than a Roth IRA, distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 701/2 or, in some cases, retire.

Distributions may be made through annuitization or withdrawals. You should consult your tax adviser for tax advice.

FREQUENCY OF ANNUITY PAYMENTS
You choose the frequency of the annuity payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, we will make the payments monthly. There may be certain restrictions on minimum payments that we will allow.

THE ANNUITY OPTIONS
We offer the 4 annuity options shown below. Payments under Options 1, 2 and 3 are fixed. Payments under Option 4 may be fixed or variable. For a fixed annuity option, the contract value in the subaccounts is transferred to the Company's general account.

  OPTION 1. INCOME FOR A FIXED PERIOD. Under this option, we make monthly payments in equal installments for a fixed number of years based on the contract value on the annuity start date. We guarantee that each monthly payment will be at least the amount stated in your Contract. If you prefer, you may request that payments be made in annual, semi-annual or quarterly installments. We will provide you with illustrations if you ask for them. If the cash surrender value or contract value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the contract owner reaches age 59 1/2.

  OPTION 2. INCOME FOR LIFE WITH A PERIOD CERTAIN. Payment is made for the life of the annuitant in equal monthly installments and guaranteed for at least a period certain such as 10 or 20 years. Other periods certain may be available to you on request. You may choose a refund period instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death. We guarantee that each payment will be at least the amount specified in the Contract corresponding to the person's age on his or her last birthday before the annuity start date. Amounts for ages not shown in the Contract are available if you ask for them.

  OPTION 3. JOINT LIFE INCOME. This option is available when there are 2 persons named to determine annuity payments. At least one of the persons named must be either the contract owner or beneficiary of the Contract. We guarantee monthly payments will be made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available if you ask for them.

  OPTION 4. ANNUITY PLAN. The contract value can be applied to any other annuitization plan that we choose to offer on the annuity start date.

PAYMENT WHEN NAMED PERSON DIES
When the person named to receive payment dies, we will pay any amounts still due as provided in the annuity agreement between you and First Golden. The amounts we will pay are determined as follows:

    (1)For Option 1, or any remaining guaranteed payments under Option 2, we will continue payments. Under Options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is never less than 3% for Option 1 and 3.50% for Option 2 per year. We will, however, base the discount interest rate on the interest rate used to calculate the payments for Options 1 and 2 if such payments were not based on the tables in the Contract.

    (2)For Option 3, no amounts are payable after both named persons have died.

    (3)For Option 4, the annuity option agreement will state the amount we will pay, if any.

[Shaded Section Header]
----------------------------------------------------------------------
                      OTHER CONTRACT PROVISIONS
----------------------------------------------------------------------

REPORTS TO CONTRACT OWNERS
We will send you a quarterly report within 31 days after the end of each calendar quarter. The report will show the contract value, cash surrender value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your contract value and reflects the amounts deducted from or added to the contract value since the last report. We will also send you copies of any shareholder reports of the investment portfolios in which Account NY-B invests, as well as any other reports, notices or documents we are required by law to furnish to you.

SUSPENSION OF PAYMENTS
The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange is closed; (2) when trading on the New York Stock Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in Account NY-B may not reasonably occur or so that the Company may not reasonably determine the value of Account NY-B's net assets; or (4) during any other period when the SEC so permits for the protection of security holders. We have the right to delay payment of amounts from a Fixed Interest Allocation for up to 6 months.

IN CASE OF ERRORS IN YOUR APPLICATION
If an age or sex given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

ASSIGNING THE CONTRACT AS COLLATERAL
You may assign a non-qualified Contract as collateral security for a loan but you should understand that your rights and any beneficiary's rights may be subject to the terms of the assignment. An assignment may have federal tax consequences. You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

CONTRACT CHANGES  APPLICABLE TAX LAW
We have the right to make changes in the Contract to continue to qualify the Contract as an annuity. You will be given advance notice of such changes.

FREE LOOK
You may cancel your Contract within your 10-day free look period. We deem the free look period to expire 15 days after we mail the Contract to you. To cancel, you need to send your Contract to our Customer Service Center or to the agent from whom you purchased it. We will refund the contract value. For purposes of the refund during the free look period, we include a refund of any charges deducted from your contract value. Because of the market risks associated with investing in the portfolios, the contract value returned may be greater or less than the premium payment you paid. We may, in our discretion, require that premiums designated for investment in the subaccounts as well as premiums designated for a Fixed Interest Allocation be allocated to the specially designated subaccount during the free look period. Your Contract is void as of the day we receive your Contract and your request. We determine your contract value at the close of business on the day we receive your written refund request. If you keep your Contract after the free look period, we will put your money in the subaccount(s) chosen by you, based on the accumulation unit value next computed for each subaccount, and/or in the Fixed Interest Allocation chosen by you.

GROUP OR SPONSORED ARRANGEMENTS
For certain group or sponsored arrangements, we may reduce any surrender, administration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer an alternative or reduced death benefit.

SELLING THE CONTRACT
Directed Services, Inc. is the principal underwriter and distributor of the Contract as well as for other contracts issued through Account NY-B and other separate accounts of First Golden and Golden American Life Insurance Company. We pay Directed Services for acting as principal underwriter under a distribution agreement, which in turn pays the writing agent. The principal address of Directed Services is 1475 Dunwoody Drive, West Chester, Pennsylvania 19380.


Directed Services enters into sales agreements with broker-dealers affiliated with Fleet Financial Group, Inc. to sell the Contracts through registered representatives who are licensed to sell securities and variable insurance products. These broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. Directed Services receives a maximum of 5.5% commission, and passes through 100% of the commission to the broker-dealer whose registered representative sold the contract.


[Shaded Table Header]

                               Underwriter Compensation

 |-----------------------------------------------------------------------------|
 |   NAME OF PRINCIPAL     |     AMOUNT OF         |          OTHER            |
 |     UNDERWRITER         | COMMISSION TO BE PAID |      COMPENSATION         |
 |                         |                       |                           |
 | Directed Services, Inc. |   Maximum of 5.5%     |   Reimbursement of any    |
 |                         |   of any initial      | covered expenses incurred |
 |                         |   or additional       |      by registered        |
 |                         |  premium payments.    |    representatives in     |
 |                         |                       |     connection with       |
 |                         |                       |     the distribution      |
 |                         |                       |    of the Contracts.      |
 |-----------------------------------------------------------------------------|




                          [Shaded Section Header]
----------------------------------------------------------------------
                          OTHER INFORMATION
----------------------------------------------------------------------

VOTING RIGHTS
We will vote the shares of a Trust owned by Account NY-B according to your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

We determine the number of shares that you have in a subaccount by dividing the Contract's contract value in that subaccount by the net asset value of one share of the portfolio in which a subaccount invests. We count fractional votes. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust's meeting. We will ask you for voting instructions by mail at least 10 days before the meeting. If we do not receive your instructions in time, we will vote the shares in the same proportion as the instructions received from all contracts in that subaccount. We will also vote shares we hold in Account NY-B which are not attributable to contract owners in the same proportion.

YEAR 2000 PROBLEM
Like other business organizations and individuals around the world, First Golden and Account NY-B could be adversely affected if the computer systems doing the accounts processing or on which First Golden and/or Account NY-B relies do not properly process and calculate date-related information related to the end of the year 1999. This is commonly known as the Year 2000 (or Y2K) Problem. The management of First Golden is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by its and Account NY-B's major service providers. At this time, however, we cannot guarantee that these steps will be sufficient to avoid any adverse impact on First Golden and Account NY-B.

STATE REGULATION
We are regulated by the Insurance Department of the State of New York. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The variable Contract offered by this prospectus has been approved where required by those jurisdictions. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS
The Company and its parent, like other insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. We believe that currently there are no pending or threatened lawsuits that are reasonably likely to have a materially adverse impact on the Company or Account NY-B.

LEGAL MATTERS
The legal validity of the Contracts was passed on by Myles R. Tashman, Esquire, Executive Vice President, General Counsel and Secretary of First Golden. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.

EXPERTS
The audited financial statements of First Golden American Life Insurance Company of New York and Account NY-B appearing in this prospectus or in the Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing in this prospectus or in the Statement of Additional Information and in the Registration Statement and are included or in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


[Shaded Section Header]
----------------------------------------------------------------------
                     FEDERAL TAX CONSIDERATIONS
----------------------------------------------------------------------
The following summary provides a general description of the federal income tax considerations associated with this Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult your counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not make any representations as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the IRS.

TYPES OF CONTRACTS:  NON-QUALIFIED OR QUALIFIED
The Contract may be purchased on a non-tax-qualified basis or purchased on a tax-qualified basis. Qualified Contracts are designed for use by individuals whom premium payments are comprised solely of proceeds from and/or contributions under retirement plans that are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, or 408A of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a qualified Contract in order to continue receiving favorable tax treatment. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law. Therefore, you should seek competent legal and tax advice regarding the suitability of a Contract for your particular situation. The following discussion assumes that qualified

Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACTS
  DIVERSIFICATION REQUIREMENTS. The Code requires that the investments of a variable account be "adequately diversified" in order for the Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that Account NY-B, through the subaccounts, will satisfy these diversification requirements.

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a contract owner to allocate premium payments and transfer contract values, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give contract owners investment control over Account NY-B assets, we reserve the right to modify the Contracts as necessary to prevent a contract owner from being treated as the owner of the Account NY-B assets supporting the Contract.

  REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for federal income tax purposes, the Code requires any non-qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of your death. The non-qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

OTHER RULES MAY APPLY TO QUALIFIED CONTRACTS.
The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAX TREATMENT OF ANNUITIES
  IN GENERAL. We believe that if you are a natural person you will generally not be taxed on increases in the value of a Contract until a distribution occurs or until annuity payments begin. (For these purposes, the agreement to assign or pledge any portion of the contract value, and, in the case of a qualified Contract, any portion of an interest in the qualified plan, generally will be treated as a distribution.)

TAXATION OF NON-QUALIFIED CONTRACTS
  NON-NATURAL PERSON. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective contract owner that is not a natural person may wish to discuss these with a tax adviser. The following discussion generally applies to Contracts owned by natural persons.

  WITHDRAWALS. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner's investment in the Contract at that time. The tax treatment of market value adjustments is uncertain. You should consult a tax adviser if you are considering taking a withdrawal from your Contract in circumstances where a market value adjustment would apply.

In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the contract owner's investment in the Contract.

  PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution from a non-qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

    o  made on or after the taxpayer reaches age 59 1/2;

    o  made on or after the death of a contract owner;

    o  attributable to the taxpayer's becoming disabled; or

    o made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax adviser should be consulted with regard to exceptions from the penalty tax.

  ANNUITY PAYMENTS. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

  TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

  TRANSFERS, ASSIGNMENTS, EXCHANGES AND ANNUITY DATES OF A CONTRACT. A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain dates for commencement of the annuity phase, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. A contract owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

  WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability.
Recipients can generally elect, however, not to have tax withheld from distributions.

  MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same contract owner during any calendar year are treated as one non-qualified deferred annuity contract for purposes of determining the amount includible in such contract owner's income when a taxable distribution occurs.

TAXATION OF QUALIFIED CONTRACTS
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and contributions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from: contributions in excess of specified limits; distributions before age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless the Company consents.

  DISTRIBUTIONS. Annuity payments are generally taxed in the same manner as under a non-qualified Contract. When a withdrawal from a qualified Contract occurs, a pro rata portion of the amount received is taxable, generally based on the ratio of the contract owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract) to the participant's total accrued benefit balance under the retirement plan. For Qualified Contracts, the investment in the Contract can be zero. For Roth IRAs, distributions are generally not taxed, except as described below.

For qualified plans under Section 401(a) and 403(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. For IRAs described in
Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the contract owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time before the contract owner's death.

  WITHHOLDING. Distributions from certain qualified plans generally are subject to withholding for the contract owner's federal income tax liability. The withholding rates vary according to the type of distribution and the contract owner's tax status. The contract owner may be provided the opportunity to elect not to have tax withheld from distributions. "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions that are required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the contract owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Brief descriptions of the various types of qualified retirement plans in connection with a Contract follow. We will endorse the Contract as necessary to conform it to the requirements of such plan.

REQUIRED DISTRIBUTIONS UPON CONTRACT OWNER'S DEATH
We will not allow any payment of benefits provided under the Contract which do not satisfy the requirements of Section 72(s) of the Code.

If any owner of a non-qualified Contract dies before the annuity start date, the death benefit payable to the beneficiary will be distributed as follows: (a) the death benefit must be completely distributed within 5 years of the contract owner's date of death; or
(b) the beneficiary may elect, within the 1-year period after the contract owner's date of death, to receive the death benefit in the form of an annuity from us, provided that (i) such annuity is distributed in substantially equal installments over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary; and (ii) such distributions begin not later than 1 year after the contract owner's date of death.

Notwithstanding (a) and (b) above, if the sole contract owner's beneficiary is the deceased owner's surviving spouse, then such spouse may elect to continue the Contract under the same terms as before the contract owner's death. Upon receipt of such election from the spouse at our Customer Service Center: (1) all rights of the spouse as contract owner's beneficiary under the Contract in effect prior to such election will cease; (2) the spouse will become the owner of the Contract and will also be treated as the contingent annuitant, if none has been named and only if the deceased owner was the annuitant; and (3) all rights and privileges granted by the Contract or allowed by First Golden will belong to the spouse as contract owner of the Contract. This election will be deemed to have been made by the spouse if such spouse makes a premium payment to the Contract or fails to make a timely election as described in this paragraph. If the owner's beneficiary is a nonspouse, the distribution provisions described in subparagraphs (a) and (b) above, will apply even if the annuitant and/or contingent annuitant are alive at the time of the contract owner's death.

If we do not receive an election from a nonspouse owner's beneficiary within the 1-year period after the contract owner's date of death, then we will pay the death benefit to the owner's beneficiary in a cash payment within five years from date of death. We will determine the death benefit as of the date we receive proof of death. We will make payment of the proceeds on or before the end of the 5-year period starting on the owner's date of death. Such cash payment will be in full settlement of all our liability under the Contract.

If the contract owner dies after the annuity start date, we will continue to distribute any benefit payable at least as rapidly as under the annuity option then in effect. All of the contract owner's rights granted under the Contract or allowed by us will pass to the contract owner's beneficiary.

If the Contract has joint owners we will consider the date of death of the first joint owner as the death of the contract owner and the surviving joint owner will become the contract owner of the Contract.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS
Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant, or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits before transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

INDIVIDUAL RETIREMENT ANNUITIES
Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA." These IRAs are subject to limits on the amount that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" or transferred on a tax-deferred basis into an IRA. There are significant restrictions on rollover or transfer contributions from Savings Incentive Match Plans (SIMPLE), under which certain employers may provide contributions to IRAs on behalf of their employees, subject to special restrictions. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. Sales of the Contract for use with IRAs may be subject to special requirements of the IRS.

ROTH IRAS
Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.

TAX SHELTERED ANNUITIES
Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, separation from service, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

ENHANCED DEATH BENEFIT
The Contract includes an Enhanced Death Benefit that in some cases may exceed the greater of the premium payments or the contract value. The Internal Revenue Service has not ruled whether an Enhanced Death Benefit could be characterized as an incidental benefit, the amount of which is limited in any Code section

401(a) pension or profit-sharing plan or Code section 403(b) tax-sheltered annuity. Employers using the Contract may want to consult their tax adviser regarding such information. Further, the Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the Enhanced Death Benefit provision in the Contract comports with IRA qualification requirements.

OTHER TAX CONSEQUENCES
As noted above, the foregoing comments about the federal tax consequences under the Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this prospectus. Further, the federal income tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each contract owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

POSSIBLE CHANGES IN TAXATION
Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract.

MORE INFORMATION ABOUT FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW
YORK

SELECTED FINANCIAL DATA
The following selected financial data prepared in accordance with generally accepted accounting principles ("GAAP") for First Golden should be read in conjunction with the financial statements and notes thereto included in this Prospectus.

On October 24, 1997, PFHI Holdings, Inc. ("PFHI"), a wholly owned subsidiary of ING Groep N.V. ("ING") and a Delaware corporation, acquired all of the outstanding capital stock of First Golden's ultimate parent, Equitable of Iowa Companies, pursuant to a merger agreement. For financial statement purposes, the change in control of First Golden was accounted for as a purchase effective October 25, 1997. This merger resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at the merger date. As a result, the GAAP financial data presented below for the period after October 24, 1997, is presented on the Post-Merger new basis of accounting, while the financial statements for October 24, 1997 and prior periods are presented on the Pre-Merger historical cost basis of accounting.

                                                  SELECTED GAAP BASIS
                                                    FINANCIAL DATA
                                                    (IN THOUSANDS)
                           -----------------------------------------------------------------
                                         POST-MERGER               |       PRE-MERGER
                           ----------------------------------------|------------------------
                                                                   |  FOR THE
                             FOR THE                     FOR THE   |  PERIOD      FOR THE
                              PERIOD       FOR THE        PERIOD   |JANUARY 1,     PERIOD
                            JANUARY 1,      YEAR       OCTOBER 25, |   1997     DECEMBER 17,
                           1999 THROUGH     ENDED      1997 THROUGH|  THROUGH   1996 THROUGH
                             JUNE 30,    DECEMBER 31,  DECEMBER 31,|OCTOBER 24, DECEMBER 31,
                              1999          1998           1997    |   1997         1996
                           ------------  ------------  ------------|----------- ------------
                                                                   |
Annuity Product Charges..   $   231       $   239      $     8     |   $   4          --
Net Income before                                                  |
  Federal Income Tax.....   $   559       $ 1,277      $    97     |   $ 953      $    65
Net Income...............   $   363       $   775      $    63     |   $ 666      $    42
Total Assets.............   $72,411       $66,034      $33,927     |     N/A      $24,967
Total Liabilities........   $45,545       $38,924      $ 7,832     |     N/A      $    24
Total Stockholder's                                                |
  Equity.................   $26,866       $27,110      $26,095     |     N/A      $24,943

The following selected financial data was prepared on the basis of statutory accounting practices ("SAP"), which have been prescribed by the Department of Insurance of the State of New York and the National Association of Insurance Commissioners. These practices differ in certain respects from GAAP. The selected financial data should be read in conjunction with the financial statements and notes thereto included in this Prospectus, which describe the differences between SAP and GAAP. See First Golden's Annual Report for more detail.

                                                          SELECTED STATUTORY
                                                            FINANCIAL DATA
                                                            (IN THOUSANDS)

                                   ----------------------------------------------
                                   FOR THE PERIOD            FOR THE YEARS
                                       ENDED                     ENDED
                                   --------------     ---------------------------
                                      JUNE 30,        DECEMBER 31,   DECEMBER 31,
                                       1999               1998          1997
                                    ------------      ------------   ------------
Premiums and Annuity
  Considerations...............     $   422           $ 9,005        $ 2,514
Net Income (Loss) before
  Federal Income Tax...........     $   541           $  (938)       $   635
Net Income (Loss)..............     $   538           $  (966)       $   439
Total Assets...................     $69,463           $62,469        $32,965
Total Liabilities..............     $44,574           $38,092        $ 7,541
Total Capital and Surplus......     $24,889           $24,377        $25,424

BUSINESS ENVIRONMENT
The current business and regulatory environment remains challenging for the insurance industry. The variable annuity competitive environment is intense and is dominated by a number of large variable product companies with strong distribution, name recognition and wholesaling capabilities. Increasing competition from traditional insurance carriers as well as banks and mutual fund companies offer consumers many choices. However, overall demand for variable products remains strong for several reasons including: strong stock market performance over the last five years; relatively low interest rates; an aging U. S. population that is increasingly concerned about retirement and estate planning, as well as maintaining their standard of living in retirement; and potential reductions in government and employer-provided benefits at retirement as well as lower public confidence in the adequacy of those benefits.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS.

The purpose of this section is to discuss and analyze First Golden American Life Insurance Company of New York's ("First Golden" or "Company") results of operations. In addition, some analysis and information regarding financial condition and liquidity and capital resources has also been provided. This analysis should be read jointly with the Company's financial statements, related notes and the Cautionary Statement Regarding Forward-Looking Statements, which appear elsewhere in this Prospectus.

                        RESULTS OF OPERATIONS

MERGER. On October 23, 1997, Equitable of Iowa Companies ("Equitable") shareholders approved an Agreement and Plan of Merger ("Merger Agreement") dated July 7, 1997 among Equitable, PFHI Holdings, Inc. ("PFHI") and ING Groep N.V. ("ING"). On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable according to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa and Golden American Life Insurance Company ("Golden American" or "Parent") and their wholly owned subsidiaries. In addition, Equitable owned all the outstanding capital stock of Locust Street Securities, Inc., Equitable Investment Services, Inc. (subsequently dissolved), Directed Services, Inc., Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II and Equitable of Iowa Securities Network, Inc. (subsequently renamed ING Funds Distributor, Inc.). In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock and assumed approximately $400 million in debt. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC"), a Delaware corporation.

For financial statement purposes, the change in control of the Company through the ING merger was accounted for as a purchase effective October 25, 1997. This merger resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at the merger date. As a result, the Company's financial statements for the periods after October 24, 1997 are presented on the Post-Merger new basis of accounting. The financial statements for October 24, 1997 and prior periods are presented on the Pre-Merger historical cost basis of accounting.

The purchase price was allocated to EIC and its subsidiaries with $25.9 million allocated to the Company. Goodwill of $1.4 billion was established for the excess of the merger cost over the fair value of the assets and liabilities of EIC with $96,000 attributed to the Company. Goodwill resulting from the merger is being amortized over 40 years on a straight-line basis. The carrying value will be reviewed periodically for any indication of impairment in value.


THE FIRST SIX MONTHS OF 1999 COMPARED TO THE SAME PERIOD OF 1998

PREMIUMS. First Golden reported variable annuity premiums of $5.1 million during the first six months of 1999 andas compared to $12.6 million for the first six months of 1998. This decrease was mainly due to the discontinuance of a sales relationship with a distributor that sold 62% of the Company's products during 1998. For the Company's variable contracts, premiums collected are not reported as revenues, but are reported as deposits to insurance liabilities. Revenues for these products are recognized over time in the form of investment income and product charges.

Premiums, net of reinsurance, for variable products from three significant broker/dealers for the six months ended June 30, 1999 totaled $4.4 million, or 86% of total premiums ($10.7 million, or 84%, from two significant broker/dealers for the six months ended June
30, 1998).

REVENUES. During the first six months of 1999 and 1998, product charges totaled $231,000 and $77,000, respectively. This increase is due to higher account balances associated with the Company's fixed account option.andas compared to Net investment income was $1.0 million for the first six months of 1999. This is an increase of 20.7% compared to net investment income of $867,000 for the first six months of 1998 due to growth in invested assets from June 30, 1998. The Company recognized realized losses of $30,000 during the first six months of 1999 compared to $24,000 of realized gains recognized during the first six months of 1998.

EXPENSES. The Company reported total insurance benefits and expenses of $704,000 during the first six months of 1999 compared to $332,000 for the first six months of 1998. Interest credited to account balances totaled $318,000 during the first six months of 1999 and $128,000 for the same period in 1998. This increase is partially due to the bonus interest on the fixed account increasing $95,000 to $114,000 at June 30, 1999. The remaining increase in interest credited relates to higher account balances associated with the Company's fixed account option within the variable product.

Commissions decreased $455,000 in the first six months of 1999 from $764,000 during the first six months of 1998. Changes in commissions are generally related to changes in the level of variable product sales. General expenses were $342,000 and $264,000 for the first six months of 1999 and 1998, respectively. Most costs incurred as the result of sales have been deferred, thus having very little impact on current earnings.

The Company's deferred policy acquisition costs ("DPAC") was eliminated and an asset of $132,000 representing value of purchased insurance in force ("VPIF") was established for policies in force at the merger date. First Golden deferred $546,000 of expenses associated with the sale of variable annuity contracts for the six months ended June 30, 1999. Expenses of $953,000 were deferred for the six months ended June 30, 1998. These acquisition costs are amortized in proportion to the expected gross profits. Amortization of DPAC was $123,000 for the six months ended June 30, 1999 and $26,000 for the six months ended June 30, 1998. The amortization of VPIF was $4,000 and $8,000 for the six months ended June 30, 1999 and 1998, respectively. During the first six months of 1999, VPIF was adjusted to reduce amortization by $1,000 to reflect changes in the assumptions related to the timing of future gross profits. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of June 30, 1999 is $6,000 for the remainder of 1999, $11,000 in 2000, $13,000 in 2001, $13,000 in 2002, $13,000 in
2003, and $11,000 in 2004. Actual amortization may vary based upon changes in assumptions and experience.

Amortization of goodwill totaled $1,000 for the six months ended June 30, 1999, unchanged from the same period in 1998. Goodwill is being amortized on a straight-line basis over 40 years.

INCOME. Net income was $363,000 for the first six months of 1999, a decrease of $50,000, or 12.1%, from the same period in 1998.

Comprehensive loss for the first six months of 1999 was $244,000, a decrease of $817,000 from comprehensive income of $573,000 during the first six months of 1998.


1998 COMPARED TO 1997
The following analysis combines the Post-Merger and Pre-Merger activity for 1997 in order to compare to the results of 1998.

PREMIUMS. First Golden received policy approvals in New York on March 25, 1997 and in Delaware on December 23, 1997. The Company reported variable annuity premiums of $29.2 million for the year ended December 31, 1998 and $7.3 million for the year ended December 31, 1997.

For the Company's variable contracts, premiums collected are not reported as revenues, but are reported as deposits to insurance liabilities. Revenues for these products are recognized over time in the form of investment income and product charges.

Premiums, net of reinsurance, for variable products from three significant broker/dealers for the year ended December 31, 1998 totaled $27.5 million, or 94.4% of premiums ($6.9 million, or 94.5% from two significant broker/dealers for the year ended December 31, 1997). One of these distributors sold 62.1% of the Company's products in 1998 and 59.4% in 1997. This distributor has discontinued the sales relationship by the end of 1998. The sales made by this distributor are anticipated to be absorbed by other distribution channels during 1999. Based on this assumption, the discontinuance of this relationship is not anticipated to significantly impact the Company's sales in 1999.

REVENUES. Product charges from variable annuities totaled $239,000 in 1998 and $12,000 in 1997 due to a full year's worth of sales in 1998, compared to a partial year in 1997. Net investment income was $1.8 million for the year ended December 31, 1998. This was an increase of 6.3% compared to net investment income of $1.7 million for the year ended December 31, 1997. The Company recognized a realized gain of $24,000 from the sale of investments during the year ended December 31, 1998.

EXPENSES. The Company reported total insurance benefits and expenses of $830,000 for the year ended December 31, 1998 and $698,000 for the year ended December 31, 1997. Insurance benefits and expenses consisted of interest credited to account balances, commissions, general expenses, insurance taxes, amortization of deferred policy acquisition expenses, goodwill and value of purchased insurance in force, net of deferred policy acquisition costs. Interest credited to account balances was $376,000 and $74,000 for the years ended December 31, 1998 and December 31, 1997, respectively. Commissions, general expenses and insurance taxes were $1.8 million, $834,000 and $44,000, respectively, for the year ended December 31, 1998. For the year ended December 31, 1997, commissions, general expenses and insurance taxes were $408,000, $585,000 and $109,000, respectively. Expenses have increased in 1998 due to higher sales. Most costs incurred as the result of new sales have been deferred, thus having very little impact on earnings.

At the merger date, the Company's deferred policy acquisition costs ("DPAC") was eliminated and an asset of $132,000 representing value of purchased insurance in force ("VPIF") was established for policies in force at the merger date. The Company deferred $2.3 million of expenses associated with the sale of variable annuity contracts for the year ended December 31, 1998. Expenses of $502,000 were deferred for the year ended December 31, 1997. These acquisition costs are amortized in proportion to the expected gross profits. Amortization of DPAC was $76,000 for the year ended December 31, 1998 and $20,000 for the year ended December 31, 1997. The amortization of VPIF was $8,000 for the year ended December 31, 1998 and $3,000 for the period October 25, 1997 through December 31, 1997. In 1998, VPIF was adjusted to reduce amortization by $6,000 during 1998 to reflect changes in the assumptions related to the timing of future gross profits. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1998 is $10,000 in 1999, $12,000 in 2000, $13,000 in 2001,
$13,000 in 2002 and $12,000 in 2003. Actual amortization may vary based upon changes in assumptions and experience.

Amortization of goodwill for the year ended December 31, 1998 was $2,000 and during the period from the merger date to December 31, 1997 totaled approximately $1,000. Goodwill is being amortized on a straight-line basis over 40 years.

INCOME. Net income for the year ended December 31, 1998 was $775,000. This was an increase of $46,000 from net income for the year ended December 31, 1997.

Comprehensive income for 1998 was $1,015,000, an increase of $320,000 from $695,000 for 1997.

1997 COMPARED TO 1996
The following analysis combines the Post-Merger and Pre-Merger activity for 1997 in order to compare to the results of 1996. Such a comparison does not recognize the impact of the purchase accounting and goodwill amortization except for the period after October 24, 1997.

PREMIUMS. On March 25, 1997 and December 23, 1997, First Golden received policy approvals in New York and Delaware, respectively. The Company reported $7.3 million in variable annuity premiums during the year ending December 31, 1997.

Premiums, net of reinsurance, for variable products from two significant broker/dealers for the year ended December 31, 1997, totaled $6.9 million, or 94.5% of premiums. One of these distributors sold 59.4% of the Company's products in 1997 but indicated its intention to discontinue the sales relationship by the end of 1998.

REVENUES. Product charges from variable annuities totaled $12,000 in 1997. Net investment income was $1,735,000 and $65,000 for the year ending December 31, 1997 and for the period December 17, 1996 through December 31, 1996, respectively.

EXPENSES. The Company reported total insurance benefits and expenses of $698,000 for the year ending December 31, 1997. Insurance benefits and expenses consisted of interest credited to account balances, commissions, general expenses, insurance taxes, amortization of deferred policy acquisition expenses, goodwill and present value of in force acquired, net of deferred policy acquisition costs. Interest credited to account values was $74,000 for the year ending December 31, 1997. For the year ending December 31, 1997, commissions, general expenses and insurance taxes were $408,000, $585,000 and $109,000, respectively.

The Company's deferred policy acquisition costs ("DPAC") was eliminated as of the merger date and an asset of $132,000 representing present value of in force acquired ("PVIF") was established for policies in force at the merger date. First Golden deferred $502,000 of expenses associated with the sale of variable annuity contracts for the year ending December 31, 1997. These acquisition costs are amortized in proportion to the expected gross profits. Amortization of deferred policy acquisition costs was $20,000 for the year ending December 31, 1997. The amortization of PVIF for the period October 25, 1997 through December 31, 1997 was $3,000. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization for the next five years, relating to the PVIF as of December 31, 1997 is $19,000 in 1998, $18,000 in 1999,
$17,000 in 2000, $15,000 in 2001 and $13,000 in 2002.  Actual amortization may vary based upon changes in assumptions and experience.

Amortization of goodwill during the period from the merger date to December 31, 1997 totaled approximately $1,000. Goodwill is being amortized on a straight-line basis over 40 years.

NET INCOME. Net income was $729,000 and $42,000 for the year ending December 31, 1997 and the period December 17, 1996 through December 31, 1997, respectively.

                            FINANCIAL CONDITION

RATINGS. As of December 31, 1998, the Company's ratings were at A+ by A.M. Best Company, AAA by Duff & Phelps Credit Rating Company, AA+ by Standard & Poor's Rating Services and Aa2 by Moody's Investors Service.

INVESTMENTS. First Golden's assets are invested in accordance with applicable laws. These laws govern the nature and the quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits subject to certain qualifications, in federal, state, and municipal obligations, corporate bonds, preferred or common stocks, real estate mortgages, real estate and certain other investments.

First Golden purchases investments in accordance with investment guidelines that take into account investment quality, liquidity and diversification, and invests primarily in investment grade securities. All of First Golden's assets except for variable separate account assets are available to meet its obligations under the contracts.

All of the Company's investments are carried at fair value in the Company's financial statements. The increase in the carrying value of the Company's investment portfolio included changes in unrealized appreciation and depreciation of fixed maturities as well as a decline in the cost basis of these securities due to scheduled principal payments. Growth in the cost basis of the Company's investment portfolio resulted from the investment of premiums from the sale of the fixed account option of the Company's variable insurance products. The Company manages the growth of its insurance operations in order to maintain adequate capital ratios.


Fixed Maturities: At June 30, 1999, the Company had fixed maturities with an amortized cost of $29.1 million and an estimated fair value of $28.6 million. The Company classifies 100% of its securities as available for sale. Net unrealized depreciation on fixed maturities of $491,000 was comprised of gross appreciation of $13,000 and gross depreciation of $504,000. Net unrealized holding losses on these securities, net of adjustments for VPIF, DPAC, and deferred income taxes of $271,000, was included in stockholder's equity at June 30, 1999.

The individual securities in the Company's fixed maturities portfolio (at amortized cost) include investment grade securities, which include securities issued by the U. S. government, its agencies, and corporations, that are rated at least A- by Standard & Poor's Rating Services ("Standard & Poor's") ($16.9 million or 58.2%), that are rated BBB+ to BBB- by Standard & Poor's ($9.2 million or 31.5%), and below investment grade securities, which are securities issued by corporations that are rated BB+ to BB- by Standard & Poor's ($1.0 million or 3.5%). Securities not rated by Standard & Poor's had a National Association of Insurance Commissioners ("NAIC") rating of 1 ($2.0 million or 6.8%).

Fixed maturities rated BBB+ to BBB- may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than is the case with higher rated fixed maturities.

At June 30, 1999, the amortized cost value of the Company's total investment in below investment grade securities was $1.04 million, or 3.6%, of the Company's investment portfolio. The Company intends to purchase additional below investment grade securities, but does not expect the percentage of its portfolio invested in such securities to exceed 10% of its investment portfolio. At June 30, 1999, the yield at amortized cost on the Company's below investment grade portfolio was 8.1% compared to 6.2% for the Company's investment grade corporate bond portfolio. The Company estimates the fair value of its below investment grade portfolio was $1.03 million, or 98.6% of amortized cost value, at June 30, 1999.


Below investment grade securities have different characteristics than investment grade corporate debt securities. Risk of loss upon default by the borrower is significantly greater with respect to below investment grade securities than with other corporate debt securities. Below investment grade securities are generally unsecured and are often subordinated to other creditors of the issuer. Also, issuers of below investment grade securities usually have higher levels of debt and are more sensitive to adverse economic conditions, such as a recession or increasing interest rates, than are issuers of investment grade securities. The Company attempts to reduce the overall risk in its below investment grade portfolio, as in all of its investments, through careful credit analysis, strict investment policy guidelines, and diversification by company and by industry.

The Company analyzes its investment portfolio, including below investment grade securities, at least quarterly in order to determine if its ability to realize its carrying value on any investment has been impaired. For debt securities, if impairment in value is determined to be other than temporary (i.e., if it is probable the Company will be unable to collect all amounts due according to the contractual terms of the security), the cost basis of the impaired security is written down to fair value, which becomes the new cost basis. The amount of the write-down is included in earnings as a realized loss. Future events may occur, or additional or updated information may be received, which may necessitate future write-downs of securities in the Company's portfolio. Significant write-downs in the carrying value of investments could materially adversely affect the Company's net income in future periods.


During the six months ended June 30, 1999, the amortized cost basis of the Company's fixed maturities portfolio was reduced by $1.1 million as a result of scheduled principal repayments. In total, net pre-tax losses from sales, calls, and repayments of fixed maturity investments amounted to $30,000 in the first six months of 1999.

At June 30, 1999, no fixed maturities were deemed to have impairments in value that are other than temporary. At June 30, 1999, the Company had no investment in default. The Company's fixed maturities portfolio had a combined yield at amortized cost of 6.3% at June 30, 1999.

OTHER ASSETS. DPAC represents certain deferred costs of acquiring insurance business, principally first year commissions and interest bonuses and other expenses related to the production of new business after the merger. The Company's DPAC was eliminated as of the merger date and an asset of $132,000 representing VPIF was established for all policies in force at the merger date. VPIF is amortized into income in proportion to the expected gross profits of in force acquired business in a manner similar to DPAC amortization. Any expenses which vary directly with the sales of the Company's products are deferred and amortized.
At June 30, 1999, the Company had VPIF and DPAC balances of $123,000 and $2.9 million, respectively.

Goodwill totaling $96,000, representing the excess of the acquisition cost over the fair value of net assets acquired, was established at the merger date. Accumulated amortization of goodwill as of June 30, 1999 was approximately $4,000.

At June 30, 1999, the Company had $34.9 million of separate account assets compared to $26.7 million at December 31, 1998. The increase in separate account assets resulted from market appreciation, increased transfer activity, and sales of the Company's variable products, net of redemptions.

At June 30, 1999, the Company had total assets of $72.4 million, an increase of 9.7% from December 31, 1998.

LIABILITIES. Future policy benefits decreased $1.3 million in the first six months of 1999 to $9.6 million due mainly to net reallocations to the Company's separate account. Policy reserves represent the premiums received plus accumulated interest less mortality and administration charges. At
June 30, 1999, the Company had $34.9 million of separate account liabilities. This is an increase of 30.6% over separate account liabilities as of December 31, 1998, and is primarily related to market appreciation, increased transfer activity, and sales of the Company's variable products, net of redemptions.

The Company's total liabilities increased $6.6 million, or 17.0%, during the first six months of 1999 and totaled $45.5 million at June 30, 1999. The increase is primarily the result of an increase in separate account liabilities.


The effects of inflation and changing prices on the Company's financial position are not material since insurance assets and liabilities are both primarily monetary and remain in balance. An effect of inflation, which has been low in recent years, is a decline in stockholder's equity when monetary assets exceed monetary liabilities.

                        LIQUIDITY AND CAPITAL RESOURCES

Liquidity is the ability of the Company to generate sufficient cash flows to meet the cash requirements of its operating, investing, and financing activities. The Company's principal sources of cash are variable annuity premiums and product charges, investment income, and maturing investments. Primary uses of these funds are payments of commissions and operating expenses, investment purchases, as well as withdrawals and surrenders.


Net cash provided by operating activities was $427,000 in the first six months of 1999 compared to net cash used in operations of $109,000 in the same period of 1998. The operating cash flows result primarily from an increase in annuity product charges and net investment income.

Net cash provided by investing activities was $4.5 million during the first six months of 1999 compared to net cash provided by investing activities of $1.5 million in the same period of 1998. This increase is primarily due to greater redemptions of fixed maturities and increased net sales of short-term investments during the first six months of 1999. Redemptions of fixed maturities reached $2.3 million in the first six months of 1999 versus net purchases of $836,000 in the same period of 1998. Net sales of short-term investments were $3.2 million in the first six months of 1999 versus $684,000 in the first six months of 1998.

Net cash used in financing activities was $1.6 million during the first six months of 1999 compared to cash provided by financing activities of $2.1 million during the same period in the prior year, a decrease of $3.6 million. In the first six months of 1999, net fixed account deposits were $416,000 compared to $2.3 million in the first six months of 1998.
In addition, net reallocations to the Company's separate account increased to $1.9 million from $170,000 during the same period in 1998.

The Company's liquidity position is managed by maintaining adequate levels of liquid assets, such as cash or cash equivalents and short-term investments. Additional sources of liquidity include borrowing facilities to meet short-term cash requirements. The Company has a $10.0 million revolving note facility with SunTrust Bank, Atlanta. As of July 31, 1999, the SunTrust
Bank, Atlanta revolving note facility was extended to July 31, 2000. Management believes that these sources of liquidity are adequate to meet the Company's short-term cash obligations.


First Golden's principal office is located in New York, New York, where certain of the Company's records are maintained. The 2,568 square feet of office space is leased through 2001.

First Golden believes it will be able to fund the capital required for projected new business primarily with existing capital and future capital contributions from its Parent. First Golden expects to continue to receive capital contributions from Golden American if necessary. It is ING's policy to ensure adequate capital and surplus is provided for the Company and, if necessary, additional funds will be contributed.

The Golden American Board of Directors has agreed by resolution to provide funds as needed for the Company to maintain policyholders' surplus that meets or exceeds the greater of: (1) the minimum capital adequacy standards to maintain a level of capitalization necessary to meet A.M. Best Company's guidelines for a rating one level less than the one originally given to First Golden or (2) the New York State Insurance Department risk-based capital minimum requirements as determined in accordance with New York statutory accounting principles. No funds were transferred from Golden American during the first six months of 1999 or 1998.

First Golden is required to maintain a minimum capital and surplus of not less than $4 million under the provisions of the insurance laws of the State of New York in which it became licensed to sell insurance products on January 2, 1997.

Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder, Golden American, unless a notice of its intent to declare a dividend and the amount of the dividend has been filed with the New York Insurance Department at least thirty days in advance of the proposed declaration. If the Superintendent of the New York Insurance Department finds the financial condition of First Golden does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to the Company within thirty days after the filing. The management of First Golden does not anticipate paying any dividends to its Parent during 1999.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to monitor the capitalization of insurance companies based upon the type and mixture of risks inherent in the company's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company has complied with the NAIC's risk-based capital reporting requirements. Amounts reported indicate the Company has total adjusted capital which is significantly above all required capital levels.


Vulnerability from Concentrations: First Golden's operations consist of one business segment, the sale of insurance products. First Golden is not dependent upon any single customer, however, three broker/dealers accounted for a significant portion of its sales volume in the first six months of 1999. All premiums are generated from consumers and corporations in the states of New York and Delaware.


Reinsurance: At June 30, 1999, First Golden had a reinsurance treaty with an unaffiliated reinsurer covering a significant portion of the mortality risks under its variable contracts. First Golden remains liable to the extent its reinsurer does not meet its obligation under the reinsurance agreement.

YEAR 2000 READINESS DISCLOSURE: Based on and in conjunction with a 1997 study and an ongoing analysis of computer software and hardware, Golden American has assessed the Company's exposure to the Year 2000 change of the century date issue. Some of the Company's computer programs were originally written using two digits rather than four to define a particular year. As a result, these computer programs contain "time sensitive" software that may recognize "00" as the year 1900 rather than the year 2000, which could cause system failure or miscalculations resulting in disruptions to operations. These disruptions could include, but are not limited to, a temporary inability to process transactions. To a lesser extent, the Company depends on various non-information technology systems, which could also fail or malfunction as a result of the Year 2000.


Golden American has developed a plan for the Company to address the Year 2000 issue in a timely manner. The following schedule details the plan's phases, progress towards completion, and estimated completion dates as of July 31, 1999:


                                                        % Complete      Actual/
                                                             as of    Estimated
                                                          July 31,   Completion
               PHASES                                         1999        Dates
-------------------------------------------------------------------------------
ASSESSMENT AND DEVELOPMENT of the steps to be taken to
 address Year 2000 systems issues                             100%   12/31/1997
REMEDIATION of business critical systems to address
 Year 2000 issues                                             100%    2/28/1999
REMEDIATION of non-critical systems to address Year
 2000 issues                                                   98%    9/01/1999
TESTING of business critical systems                          100%    3/05/1999
TESTING of non-critical systems and integrated testing
 of hardware and infrastructure                                98%    9/01/1999
POINT-TO-POINT TESTING of external interfaces with third
 party computer systems that communicate with Company
 systems                                                       98%    9/01/1999
IMPLEMENTATION of tested business critical software
 addressing Year 2000 systems issues                          100%    3/05/1999
IMPLEMENTATION of tested non-critical software
 addressing Year 2000 systems issues                           98%    9/01/1999
CONTINGENCY PLAN                                              100%    6/30/1999


The Company's operations could be adversely affected if significant customers, suppliers and other third parties, including underlying mutual funds available through the Company's variable products, would be unable to transact business in the Year 2000 and thereafter as a result of the Year 2000 issue. To mitigate the effect of outside influences and other dependencies relative to the Year 2000, Golden American has identified and contacted these third parties on behalf of the Company to obtain assurances that necessary steps are being taken to prepare for the Year 2000. Golden American will continue these communications and establish compliance checkpoints through the Year 2000 transition.

Management believes the Company's systems are or will be substantially compliant by Year 2000. Golden American will bear all systems upgrade costs to make the Company's system Year 2000 compliant. Management expects some of Management expects some of Golden American's resources to be utilized in 1999 to complete system upgrades.

Despite Golden American's efforts on behalf of the Company to modify or replace "time sensitive" computer and information systems, the Company could experience a disruption to its operations as a result of the Year 2000. Golden American has developed a contingency plan for the Company to address any systems that may malfunction despite the testing being performed. The contingency plan was completed on June 30, 1999.

The Year 2000 project's progress is based on management's best estimates. These estimates were derived using numerous assumptions of future events, including the continued availability of resources, third party Year 2000 compliance, and other factors. There is no guarantee these estimates will be achieved and actual results could materially differ from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of trained personnel, the ability to locate and correct all relevant computer codes, and other uncertainties.

It is the Company's intention to make every reasonable effort to achieve business continuity through appropriate planning, testing, and establishing contingency scenarios; however, the Company does not make any representations because of many unknown factors beyond the control of the Company.

                    MARKET RISK AND RISK MANAGEMENT

Asset/liability management is integrated into many aspects of the Company's operations, including investment decisions, product development and crediting rates determination. As part of its risk management process, different economic scenarios are modeled, including cash flow testing required for insurance regulatory purposes, to determine that existing assets are adequate to meet projected liability cash flows. Key variables include contractowner behavior and the variable separate account's performance.

Contractowners bear the majority of the investment risks related to the variable products. Therefore, the risks associated with the investments supporting the variable separate account are assumed by contractowners, not by the Company (subject to, among other things, certain minimum guarantees). The Company's products also provide certain minimum death benefits that depend on the performance of the variable separate account. Currently the majority of death benefit risks are reinsured, which protects the Company from adverse mortality experience and prolonged capital market decline.

A surrender, partial withdrawal, transfer or annuitization made prior to the end of a guarantee period from the fixed account may be subject to a market value adjustment. As the liabilities in the fixed account are subject to market value adjustment, the Company does not face a material amount of market risk volatility. The fixed account liabilities are supported by a portfolio principally composed of fixed rate investments that can generate predictable, steady rates of return. The portfolio management strategy for the fixed account considers the assets available for sale. This enables the Company to respond to changes in market interest rates, changes in prepayment risk, changes in relative values of asset sectors and individual securities and loans, changes in credit quality outlook and other relevant factors. The objective of portfolio management is to maximize returns, taking into account interest rate and credit risks as well as other risks. The Company's asset/liability management discipline includes strategies to minimize exposure to loss as interest rates and economic and market conditions change.

On the basis of these analyses, management believes there is no material solvency risk to the Company. With respect to a 10% drop in equity values from year-end 1998 levels, variable separate account funds, which represent 78% of the in force as of June 30, 1999, pass the risk in underlying fund performance to the contractowner (except for certain minimum guarantees that are mostly reinsured). With respect to interest rate movements up or down 100 basis points from year-end 1998 levels, the remaining 22% of the in force as of June 30, 1999 are fixed account funds and almost all of these have market value adjustments which provide significant protection against changes in interest rates.

        CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements contained herein or in any other oral or written statement by the Company or any of its officers, directors or employees is qualified by the fact that actual results of the Company may differ materially from such statement, among other risks and uncertainties inherent in the Company's business, due to the following important factors:

1. Prevailing interest rate levels and stock market performance, which may affect the ability of the Company to sell its products, the market value and liquidity of the Company's investments and the lapse rate of the Company's policies, notwithstanding product design features intended to enhance persistency of the Company's products.

2. Changes in the federal income tax laws and regulations which may affect the tax status of the Company's products.

3. Changes in the regulation of financial services, including bank sales and underwriting of insurance products, which may affect the competitive environment for the Company's products.

4. Increasing competition in the sale of the Company's products.

5. Other factors that could affect the performance of the Company, including, but not limited to, market conduct claims, litigation, insurance industry insolvencies, availability of competitive reinsurance on new business, investment performance of the underlying portfolios of the variable products, variable product design, and sales volume by significant sellers of the Company's variable products.

6. To the extent third parties are unable to transact business in the Year 2000 and thereafter, the Company's operations could be adversely affected.

OTHER INFORMATION
CERTAIN AGREEMENTS. On November 8, 1996, First Golden and Golden American entered into an administrative service agreement pursuant to which Golden American agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to First Golden. Expenses incurred by Golden American in relation to this service agreement will be reimbursed by First Golden on an allocated cost basis. First Golden entered into a similar agreement with another affiliate, Equitable Life Insurance Company of Iowa ("Equitable Life"), for additional services. For the years ended December 31, 1998 and 1997, First Golden incurred expenses of $248,000 and $24,000, respectively, under the agreement with Golden American and $165,000 and $29,000, respectively, under the agreement with Equitable Life.

Effective January 1, 1998, the Company entered into an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, under which ING IM provides asset management and accounting services. For the year ended December 31, 1998, the Company incurred expenses of $56,000.

Prior to 1998, First Golden had an agreement with Equitable Investment Services Inc., under which Equitable Investment Services, Inc. performed investment advisory services. For the year ended December 31, 1997, First Golden incurred expenses of $62,000 under this agreement which was terminated as of December 31, 1997.

First Golden has an agreement with Golden American and DSI pursuant to which First Golden has agreed to provide Golden American and DSI certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. First Golden charges Golden American and DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by First Golden's employees on behalf of Golden American and DSI. For the year ended December 31, 1998, charges to Golden American and DSI for these services were $210,000 and $75,000, respectively.

DISTRIBUTION AGREEMENT. First Golden has entered into agreements with DSI to perform services related to the distribution of its products. DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by First Golden. For the years ended December 31, 1998 and 1997, commissions paid by First Golden to DSI were $1,754,000 and $408,000, respectively.

EMPLOYEES. During 1996, Golden American provided the support necessary for the incorporation and licensing of First Golden. During 1998 and 1997, First Golden had few direct employees due to its small size and will continue to receive support pursuant to various management services from DSI, Golden American and other affiliates as described above under "Certain Agreements." The cost of these services are allocated to First Golden.

Certain officers of First Golden are also officers of Golden American and DSI, and certain officers of First Golden are also officers of EIC, and/or Equitable Life Insurance Company of Iowa. See "Directors and Executive Officers."

PROPERTIES. First Golden's principal office is located at 230 Park Avenue, Suite 966, New York, New York 10169, where certain of the Company's records are maintained. The 2,568 square feet of office space is leased for a 5 year term.

DIRECTORS AND EXECUTIVE OFFICERS

  NAME (AGE)                                POSITIONS(S) WITH THE COMPANY
  ----------                                -----------------------------
[S]                         [C]
Barnett Chernow (49)        Director and President
Myles R. Tashman (57)       Director, Executive Vice President, General
                                Counsel and Secretary
James R. McInnis (51)       Executive Vice President
R. Brock Armstrong (52)     Director and Chairman
Carol V. Coleman (50)       Director
Michael W. Cunningham (51)  Director
Stephen J. Friedman (61)    Director
Bernard Levitt (73)         Director
Roger A. Martin (68)        Director
Andrew Kalinowski (55)      Director
David L. Jacobson (50)      Senior Vice President and Assistant Secretary
Stephen J. Preston (42)     Executive Vice President and Chief Actuary
Mary B. Wilkinson (43)      Senior Vice President and Treasurer (Chief
                                Financial Officer)
Marilyn Talman (52)         Vice President, Associate General Counsel and
                                Assistant Secretary

Each director is elected to serve for one year or until the next annual meeting of shareholders or until his or her successor is elected. Some directors and/or officers are directors and/or officers of First Golden's insurance company affiliates. The principal positions of First Golden's directors and senior executive officers for the past five years are listed below:

Mr. Barnett Chernow became President of First Golden and Golden American in April, 1998. From 1996 to 1998, Mr. Chernow served as Executive Vice President of First Golden. From 1993 to 1998, Mr. Chernow also served as Executive Vice President of Golden American. He was elected to serve as a director of First Golden in June, 1996 and Golden American in April, 1998.

Mr. Myles R. Tashman is Executive Vice President, General Counsel, Secretary and Director of First Golden. Since December, 1995, Mr. Tashman has also served as Executive Vice President of Golden American, and since January, 1998, he has served as a director of Golden American. He was elected to serve as a director of First Golden in June, 1996.

Mr. James R. McInnis became Executive Vice President of First Golden in December, 1997. From 1982 through November, 1997, he was with the Endeavor Group and held various offices, including President at the time of his departure.

Mr. R. Brock Armstrong is a Director and Chairman of the Board of Directors of First Golden, having been elected a Director in December, 1998 and as Chairman in April, 1999. Mr. Armstrong was also elected to serve as a Director of Golden American in April 1999. He was appointed to serve as President and Chairman of The GCG Trust in February 1999 and President of Equitable Life Insurance Company of Iowa in April 1999. He has also served as Group Executive of ING Group since October 1998. Mr. Armstrong was Senior Vice President,
The Prudential Insurance Company of America, April 1997 to October 1998; Executive Vice President, London Insurance Group, August 1994 to April 1997; President and Chief Financial Officer of Security First Group, August 1991 to August 1994.

Ms. Carol V. Coleman is a Director of First Golden, having been first appointed in December, 1997. She has been a financial recruiter with Vantage Staffing since 1994.

Mr. Michael W. Cunningham became a Director of First Golden and Golden American in April 1999. Also, he has served as a Director of Life of Georgia and Security Life of Denver since 1995. Currently, he serves as Executive Vice President and Chief Financial Officer of ING North America Insurance Corporation, and has worked for them since 1991.

Mr. Stephen J. Friedman is a Director of First Golden, having been first elected in June, 1996. Mr. Friedman is a partner of the law firm of Debevoise & Plimpton in New York, NY since 1993.

Mr. Bernard Levitt is a Director of First Golden, having been first elected in June, 1996. Until his retirement in 1990, Mr. Levitt was a life insurance consultant with American Life Insurance Company of New York, since 1989.

Mr. Roger A. Martin is a Director of First Golden, having been first appointed in June, 1996. From 1984 until his retirement in July, 1995, Mr. Martin was a Vice President with Bear Sterns.

Mr. Andrew Kalinowski is a Director of First Golden, having been first elected in June, 1996. Mr. Kalinowski has been a Principal and the President of Upstate Special Risk Services, Incorporated since 1974. He also has been a Principal, the Chief Marketing Officer and Vice President of LifeMark
Securities Corporation since 1983, a Principal, Vice President and Secretary of LifeMark Associates, Incorporated since 1993, and is a Principal and Director of LIFE Incorporated.

Mr. David L. Jacobson is Senior Vice President and Assistant Secretary of First Golden. Since November, 1993, Mr. Jacobson has also served as Senior Vice President and Assistant Secretary of Golden American. Since September, 1996, Mr. Jacobson has also served as Assistant Secretary of Equitable Life Insurance Company of Iowa.

Mr. Stephen J. Preston is Executive Vice President and Chief Actuary of First Golden. He also serves as Executive Vice President and Chief Actuary of GOlden American, where he has served in several capacitites since 1993.

Ms. Mary Bea Wilkinson is Senior Vice President and Treasurer of First Golden. From November, 1993 through 1996, Ms. Wilkinson served as Senior Vice President, Assistant Secretary and Treasurer of Golden American.

Ms. Marilyn Talman is Vice President, Associate General Counsel and Assistant Secretary of First Golden. Since April, 1996, Ms. Talman has also served as Vice President, Associate General Counsel and Assistant Secretary for Golden American. Since September, 1996, Ms. Talman has also served as Assistant Secretary of Equitable Life Insurance Company of Iowa. From March, 1992 through March, 1994, she held various positions with Rodney Square
Management Corp. and was Vice President and General Counsel upon leaving.

COMPENSATION TABLES AND OTHER INFORMATION
The following sets forth information with respect to the Chief
Executive Officer of First Golden as well as the annual salary and bonus for the next five highly compensated executive officers for the fiscal years ended December 31, 1998 and 1997. Certain executive officers of First Golden are also officers of Golden

American and DSI. The salaries of such individuals are allocated among First Golden, Golden American and DS pursuant to an arrangement among these companies.

EXECUTIVE COMPENSATION TABLE
The following table sets forth information with respect to the annual salary and bonus for Golden American's Chief Executive Officers and the five other most highly compensated executive officers for the fiscal years ended December 31, 1998 and 1997.

                                                         LONG-TERM
                             ANNUAL COMPENSATION        COMPENSATION
                             -------------------- ------------------------
                                                   RESTRICTED   SECURITIES
NAME AND                                          STOCK AWARDS  UNDERLYING  ALL OTHER
PRINCIPAL POSITION      YEAR  SALARY  BONUS (/1/)     /2/)       OPTIONS   COMPENSATION
------------------      ---- -------- ----------- ------------- ---------- ------------
Barnett Chernow,....... 1998 $284,171  $105,375                   8,000
 President              1997 $234,167  $ 31,859   $  277,576      4,000

James R. McInnis,...... 1998 $250,004  $626,245                   2,000
 Executive Vice
 President

Keith Glover,.......... 1998 $250,000  $145,120                   3,900
 Executive Vice
 President

Myles R. Tashman,...... 1998 $189,337  $ 54,425                   3,500
 Executive Vice         1997 $181,417  $ 25,000   $   165,512     5,000
 President, General
 Counsel and Secretary

Stephen J. Preston,.... 1998 $173.870  $ 32,152                   3,500
 Executive Vice         1997 $160,758  $ 16,470
 President and Chief
 Actuary

Terry L. Kendall,...... 1998 $145,237  $181,417
 Former President and   1997 $362,833  $ 80,365   $  644,844     16,000
 CEO

________________

(1)  The amount shown relates to bonuses paid in 1998, 1997 and 1996.

(2) Restricted stock awards granted to executive officers vested on October 24, 1997 with the change in control of Equitable of Iowa. As of December 31, 1998, no officer held any restricted stock.


Option Grants in Last Fiscal Year (1998)

                                                                              POTENTIAL
                                                                         REALIZABLE VALUE AT
                                                                           ASSUMED ANNUAL
                                       % OF TOTAL                          RATES OF STOCK
                           NUMBER OF    OPTIONS                          PRICE APPRECIATION
                          SECURITIES   GRANTED TO                            FOR OPTION
                          UNDERLYING   EMPLOYEES   EXERCISE                  TERM (/3/)
                            OPTIONS    IN FISCAL    OR BASE   EXPIRATION -------------------
NAME                     GRANTED (/1/)    YEAR    PRICE (/2/)   DATE        5%       10%
----                     ------------- ---------- ----------- ---------- -------- ----------
Barnett Chernow.........     8,000        11.99     $60.518   5/26/2003  $164,016 $  362,433
James R. McInnis........     2,000         3.00     $60.518   5/26/2003  $ 41,004 $   90,608
Keith Glover............     3,900         5.85     $60.518   5/26/2003  $ 79,958 $  176,686
Myles Tashman...........     3,500         5.25     $60.518   5/26/2003  $ 71,758 $  158,564
Stephen J. Preston......     3,500         5.25     $60.518   5/26/2003  $ 71,758 $  158,564

________________


(1) Stock appreciation rights granted on May 26, 1998 to the officers of First Golden have a three-year vesting period and an expiration date as shown.

(2) The base price was equal to the fair market value of ING's stock on on the date of grant.

(3) Total dollar gains based on indicated rates of appreciation of share price over a the five year term of the rights.

[Shaded Section Header]
-----------------------------------------------------------------------
 UNAUDITED FINANCIAL STATEMENTS OF FIRST GOLDEN AMERICAN LIFE INSURANCE
                           COMPANY OF NEW YORK
-----------------------------------------------------------------------


For the Six Months Ended June 30, 1999

        First Golden American Life Insurance Company of New York
            Condensed Statements of Operations (Unaudited)
                        (Dollars in thousands)



                                            FOR THE SIX     FOR THE SIX
                                            MONTHS ENDED    MONTHS ENDED
                                            JUNE 30, 1999   JUNE 30, 1998
                                            -------------   -------------
REVENUES:
 Annuity product charges                        $  231          $ 77
 Net investment income                           1,046           867
 Realized gains (losses) on investments            (30)           24
 Other income                                       16            --
                                                ------          ----
                                                 1,263           968
INSURANCE BENEFITS AND EXPENSES:
 Annuity benefits:
 Interest credited to account balances             318           128
 Underwriting, acquisition, and
    insurance expenses:
 Commissions                                       309           764
 General expenses                                  342           264
 Insurance taxes, state licenses, and fees         153            94
 Policy acquisition costs deferred                (546)         (953)
 Amortization:
  Deferred policy acquisition costs                123            26
  Value of purchased insurance in force              4             8
  Goodwill                                           1             1
                                                ------          ----
                                                   704           332
                                                ------          ----
Income before income taxes                         559           636

Income taxes                                       196           223
                                                ------          ----
Net income                                      $  363          $413
                                                ======          ====


                         See accompanying notes.

            First Golden American Life Insurance Company of New York
                    Condensed Balance Sheets (Unaudited)
                (Dollars in thousands, except per share data)


                                            JUNE 30, 1999   DECEMBER 31, 1998
                                            -------------   -----------------
ASSETS
Investments:
 Fixed maturities, available for sale,
  at fair value (cost:  1999-$29,064;
  1998-$30,431)                                $28,573           $30,994
 Short-term investments                             --             3,231
                                               -------           -------
Total investments                               28,573            34,225

Cash and cash equivalents                        5,330             1,932
Due from affiliates                                 32                37
Accrued investment income                          419               414
Deferred policy acquisition costs                2,869             2,347
Value of purchased insurance in force              123               117
Current income taxes recoverable                    --                89
Property and equipment, less allowances for
 depreciation of $23 in 1999 and $16 in 1998        48                48
Goodwill, less accumulated amortization of
 $4 in 1999 and $3 in 1998                          92                93
Other assets                                        28                15
Separate account assets                         34,897            26,717
                                               -------           -------
Total assets                                   $72,411           $66,034
                                               =======           =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Policy liabilities and accruals:
 Future policy benefits:
 Annuity products                               $9,602           $10,830
Current income tax liability                        36                --
Deferred income tax liability                      710               850
Due to affiliates                                   73                17
Other liabilities                                  227               510
Separate account liabilities                    34,897            26,717
                                               -------           -------
                                                45,545            38,924

Commitments and contingencies

Stockholder's equity:
 Preferred stock, par value $5,000 per share,
  authorized 6,000 shares                           --                --
 Common stock, par value $10 per share,
  authorized, issued, and outstanding
  200,000 shares                                 2,000             2,000
 Additional paid-in capital                     23,936            23,936
 Accumulated other comprehensive income (loss)    (271)              336
 Retained earnings                               1,201               838
                                               -------           -------
Total stockholder's equity                      26,866            27,110
                                               -------           -------
Total liabilities and stockholder's equity     $72,411           $66,034
                                               =======           =======

                         See accompanying notes.

            First Golden American Life Insurance Company of New York
                Condensed Statements of Cash Flows (Unaudited)
                        (Dollars in thousands)

                                            FOR THE SIX     FOR THE  SIX
                                            MONTHS ENDED    MONTHS ENDED
                                            JUNE 30, 1999   JUNE 30, 1998
                                            -------------   -------------
NET CASH PROVIDED BY (USED IN)
OPERATING ACTIVITIES                           $   427         $  (109)

INVESTING ACTIVITIES
Sale, maturity or repayment of
 fixed maturities - available for sale           2,285             836
Acquisition of fixed maturities
 - available for sale                             (987)             --
Short-term investments - net                     3,231             684
Purchase of property and equipment                  (7)             --
                                               -------         -------

Net cash provided by investing activities        4,522           1,520

FINANCING ACTIVITIES
Receipts from investment contracts
 credited to account balances                      416           2,377
Return of account balances on investment
 contracts                                         (80)           (110)
Net reallocations to Separate Account           (1,887)           (170)
                                               -------         -------
Net cash provided by (used in) financing
 activities                                     (1,551)          2,097
                                               -------         -------
Increase in cash and cash equivalents            3,398           3,508
Cash and cash equivalents at beginning
 of period                                       1,932             621
                                               -------         -------
Cash and cash equivalents at end of period     $ 5,330         $ 4,129
                                               =======         =======


                         See accompanying notes.

        First Golden American Life Insurance Company of New York
                Notes to Condensed Financial Statements
                            June 30, 1999

1.   BASIS OF PRESENTATION
The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and the instructions to Form 10-Q and
Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. All adjustments were of a normal recurring nature, unless otherwise noted in Management's Discussion and Analysis and the Notes to Financial Statements. Operating results for the six months ended June 30, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999. These financial statements should be read in conjunction with the financial statements and the related notes included in First Golden American Life Insurance Company of New York's ("First Golden" or the "Company") annual report on Form 10-K for the year ended December 31, 1998.

ORGANIZATION
First Golden is a stock life insurance company organized under the laws of the State of New York and is a wholly owned subsidiary of Golden American Life Insurance Company ("Golden American"). Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc.
On October 24, 1997, PFHI Holdings, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable") according to the terms of an Agreement and Plan of Merger dated July 7, 1997 among Equitable, PFHI, and ING Groep N.V. ("ING"). PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc., a Delaware corporation.

FAIR VALUES
Estimated fair values of publicly traded fixed maturities for 1999 are as reported by an independent pricing service.

STATUTORY
Net income for First Golden as determined in accordance with statutory accounting practices was $538,000 and $39,000 for the six months ended June 30, 1999 and 1998, respectively. Total statutory capital and surplus was $24,889,000 at June 30, 1999 and $24,377,000 at December 31,
1998.

2.   COMPREHENSIVE INCOME
As of January 1, 1998, the Company adopted the Statement of Financial Accounting Standard ("SFAS") No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholder's equity. SFAS No. 130 requires unrealized gains or losses on the Company's available for sale securities (net of adjustments for value of purchased insurance in force ("VPIF"), deferred policy acquisition costs ("DPAC"), and deferred income taxes) to be included in other comprehensive income.

Total comprehensive income (loss) for the second quarter of 1999 and 1998 amounted to $(226,000) and $379,000, respectively. During the first six months of 1999 and 1998, total comprehensive income (loss) amounted to $(244,000) and $573,000, respectively. Other comprehensive income (loss) excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled $(40,000) and $32,000 during the first six months of 1999 and 1998, respectively. Such amounts, which have been measured through the date of sale, are net of income

        First Golden American Life Insurance Company of New York
                Notes to Condensed Financial Statements
                            June 30, 1999

2.   COMPREHENSIVE INCOME (continued)

taxes and adjustments for VPIF and DPAC totaling $10,000 and $(8,000) for the first six months of 1999 and 1998, respectively.

3.   RELATED PARTY TRANSACTIONS
Directed Services, Inc. ("DSI"), an affiliate, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Company. DSI is authorized to enter into agreements with broker/dealers to distribute the Company's variable insurance products and appoint the broker/dealers as agents. The Company paid commissions and expenses to DSI totaling $110,000 in the second quarter and $309,000 for the first six months of 1999. For the second quarter and first six months of 1998, the commissions and expenses were $457,000 and $764,000, respectively.

The Company has an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services. Under the agreement, the Company records a fee based on the value of the assets under management. The fee is payable quarterly. For the second quarters of 1999 and 1998, the Company incurred fees of $16,000 and $14,000, respectively, under this agreement. The Company incurred fees of $33,000 and $28,000 under this agreement for the six months ending June 30, 1999 and 1998, respectively.

The Company has service agreements with Golden American and Equitable Life Insurance Company of Iowa ("Equitable Life"), an affiliate, in which Golden American and Equitable Life provide administrative and financial related services. Under the agreement with Golden American, the Company incurred expenses of $12,000 and $17,000 for the second quarters of 1999 and 1998, respectively, and $16,000 and $31,000 for the six months ended June 30, 1999 and 1998, respectively. Under the agreement with Equitable Life, the Company incurred expenses of $58,000 and $42,000 for the second quarters of 1999 and 1998, respectively, and $98,000 and $82,000 for the six months ended June 30, 1999 and 1998, respectively.

The Company provides resources and services to DSI. Revenues for these services, which reduce general expenses incurred by the Company, totaled $22,000 and $19,000 for the second quarters of 1999 and 1998, respectively. For the six months ended June 30, 1999 and 1998, these revenues were $54,000 and $38,000, respectively.

4.   COMMITMENTS AND CONTINGENCIES
Reinsurance: At June 30, 1999, First Golden had a reinsurance treaty with an unaffiliated reinsurer covering a significant portion of the mortality risks under its variable contracts. First Golden remains liable to the extent its reinsurer does not meet its obligations under the reinsurance agreement. At June 30, 1999 and 1998, the Company had a payable of $2,000 and $1,000, respectively, for reinsurance premiums. Included in the accompanying financial statements are net considerations to the reinsurer of $6,000 in the second quarter of 1999 and $8,000 for the first six months of 1999. Also included are net considerations to the reinsurer of $1,000 in the second quarter of 1998, and $3,000 for the first six months of 1998.

Litigation: The Company, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits and arbitrations. In some class action and other actions involving insurers, substantial damages have been sought and/or material settlement or award payments have been made. The Company currently believes no pending or threatened lawsuits or actions exist that are reasonably likely to have a material adverse impact on the Company.

Vulnerability from Concentrations: The Company has various concentrations in its investment portfolio. The Company's asset growth, net investment income, and cash flow are primarily generated from the sale of variable annuities and associated future policy benefits.
Substantial changes in tax laws that would make

        First Golden American Life Insurance Company of New York
                Notes to Condensed Financial Statements
                            June 30, 1999

4.   COMMITMENTS AND CONTINGENCIES (continued)

these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns, which may result in higher lapse experience than assumed, could have a severe impact to the Company's financial condition. Three broker/dealers, each having at least ten percent of total sales, generated 86% of the Company's sales in the six months ended June 30, 1999 (84% by two broker/dealers during the same period in 1998). During 1998, 62% of the Company's sales resulted from a relationship with one distributor. This relationship was discontinued in 1999.

Revolving Note Payable: To enhance short-term liquidity, the Company has established a revolving note payable effective July 27, 1998 and expiring July 31, 1999, with SunTrust Bank, Atlanta (the "Bank"). The note was approved by the Company's Board of Directors on September 29, 1998. The total amount the Company may have outstanding is $10,000,000. The note accrues interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.25% or (2) a rate quoted by the Bank to the Company for the advance. The terms of the agreement require the Company to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. At June 30, 1999, the Company did not have any borrowings under this agreement.

FINANCIAL STATEMENTS OF FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY
  OF NEW YORK


REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

The Board of Directors and Stockholder
First Golden American Life Insurance Company of New York

We have audited the accompanying balance sheets of First Golden American Life Insurance Company of New York as of December 31, 1998 and 1997, and the related statements of operations, changes in stockholder's equity, and cash flows for the year ended December 31, 1998 and for the periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, and December 17, 1996 (commencement of operations) through December 31, 1996.
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Golden American Life Insurance Company of New York at December 31, 1998 and 1997, and the results of its operations and its cash flows for the year ended December 31, 1998 and for the periods from October 25, 1997 through December 31, 1997, January 1, 1997 through October 24, 1997, and December 17, 1996 through December 31, 1996, in conformity with generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP


Des Moines, Iowa
February 12, 1999

              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                BALANCE SHEETS
                (Dollars in thousands, except per share data)

                                                      POST-MERGER
                                        --------------------------------------
                                         December 31, 1998   December 31, 1997
                                         -----------------   -----------------
ASSETS
Investments:
  Fixed maturities, available for sale,
   at fair value (cost: 1998 - $30,431;
   1997 - $26,570)                                 $30,994            $26,721
  Short-term investments                             3,231                799
                                                   -------            -------
Total investments                                   34,225             27,520
Cash and cash equivalents                            1,932                621
Due from affiliates                                     37                 --
Accrued investment income                              414                376
Deferred policy acquisition costs                    2,347                189
Value of purchased insurance in force                  117                126
Current income taxes recoverable                        89                 63
Property and equipment, less allowances
 for depreciation of $16 in 1998 and
 $3 in 1997                                             48                 57
Goodwill, less accumulated amortization
 of $3 in 1998 and $1 in 1997                           93                 95
Other assets                                            15                  2
Separate account assets                             26,717              4,878
                                                   -------            -------
Total assets                                       $66,034            $33,927
                                                   =======            =======

            FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                          BALANCE SHEETS - (CONTINUED)
                (Dollars in thousands, except per share data)


                                                      POST-MERGER
                                        --------------------------------------
                                         December 31, 1998   December 31, 1997
                                         -----------------   -----------------

LIABILITIES AND STOCKHOLDER'S
 EQUITY
Policy liabilities and accruals:
 Future policy benefits:
  Annuity products                                 $10,830            $ 2,506
Deferred income tax liability                          850                247
Due to affiliates                                       17                 61
Other liabilities                                      510                140
Separate account liabilities                        26,717              4,878
                                                   -------            -------
                                                    38,924              7,832

Commitments and contingencies

Stockholder's equity:
 Preferred stock, par value $5,000 per
  share, authorized 6,000 shares                        --                 --
 Common stock, par value $10 per share,
  authorized, issued and outstanding
  200,000 shares                                     2,000              2,000
 Additional paid-in capital                         23,936             23,936
 Accumulated other comprehensive income                336                 96
 Retained earnings                                     838                 63
                                                   -------            -------
Total stockholder's equity                          27,110             26,095
                                                   -------            -------
Total liabilities and stockholder's
 equity                                            $66,034            $33,927
                                                   =======            =======

                            See accompanying notes.

            FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                           STATEMENTS OF OPERATIONS
                             (Dollars in thousands)

                                        POST-MERGER                   PRE-MERGER
                                ---------------------------| -----------------------------
                                             For the period| For the period For the period
                                                October 25,|    January 1,   December 17,
                                For the year      1997     |      1997          1996*
                                   ended         through   |    through        through
                                December 31,   December 31,|   October 24,   December 31,
                                    1998           1997    |      1997           1996
                                ------------ --------------| -------------- --------------
                                                           |
Revenues:                                                  |
 Annuity product charges           $    239       $      8 |      $      4             --
 Net investment income                1,844            286 |         1,449       $     65
 Realized gains on investments           24              1 |            --             --
                                   --------       -------- |      --------       --------
                                      2,107            295 |         1,453             65
                                                           |
Insurance benefits and expenses:                           |
 Annuity benefits:                                         |
  Interest credited to                                     |
   account balances                     376             26 |            48             --
 Underwriting, acquisition and                             |
  insurance expenses:                                      |
  Commissions                         1,754            141 |           267             --
  General expenses                      834            124 |           461             --
  Insurance taxes                        44             94 |            15             --
  Policy acquisition costs                                 |
   deferred                          (2,264)          (204)|          (298)            --
  Amortization:                                            |
   Deferred policy acquisition                             |
    costs                                76             13 |             7             --
   Value of purchased insurance                            |
    in force                              8              3 |            --             --
   Goodwill                               2              1 |            --             --
                                   --------       -------- |      --------       --------
                                        830            198 |           500             --
                                   --------       -------- |      --------       --------
                                                           |
Income before income taxes            1,277             97 |           953             65
                                                           |
Income taxes                            502             34 |           287             23
                                   --------       -------- |      --------       --------
                                                           |
Net income                         $    775       $     63 |      $    666       $     42
                                   ========       ======== |      ========       ========

* Commencement of operations on December 17, 1996.

                            See accompanying notes.

                  FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                                 (Dollars in thousands)

                                                     PRE-MERGER
                            --------------------------------------------------------------------------
                                                           Accumulated
                                                              Other
                                                Additional Comprehensive                   Total
                                  Common         Paid-in      Income        Retained    Stockholder's
                                   Stock         Capital      (Loss)        Earnings       Equity
                               ------------- ------------- ------------- ------------- -------------
Capitalization of Company
 by issuance of common stock
 and contribution of
 paid-in capital*                 $2,000         $23,000           --            --        $25,000
Comprehensive loss:
 Net income                           --              --           --           $42             42
 Change in net unrealized
  investment gains (losses)           --              --         ($99)           --            (99)
                                                                                           -------
Comprehensive loss                                                                             (57)
                                  ------         -------        -----          ----        -------
Balance at December 31, 1996       2,000          23,000          (99)           42         24,943
Comprehensive income:
 Net income                           --              --           --           666            666
 Change in net unrealized
  investment gains (losses)           --              --         (130)           --           (130)
                                                                                           -------
Comprehensive income                                                                           536
                                  ------         -------        -----          ----        -------
Balance at October 24, 1997       $2,000         $23,000        ($229)         $708        $25,479
                                  ======         =======        =====          ====        =======

                                                     POST-MERGER
                            --------------------------------------------------------------------------
                                                           Accumulated
                                                              Other
                                                Additional Comprehensive                   Total
                                  Common         Paid-in      Income        Retained    Stockholder's
                                   Stock         Capital      (Loss)        Earnings       Equity
                               ------------- ------------- ------------- ------------- -------------
Balance at October 25, 1997       $2,000         $23,936           --            --        $25,936
Comprehensive income:
 Net income                           --              --           --           $63             63
 Change in net unrealized
  investment gains (losses)           --              --          $96            --             96
                                                                                           -------
Comprehensive income                                                                           159
                                  ------         -------        -----          ----        -------
Balance at December 31, 1997       2,000          23,936           96            63         26,095
Comprehensive income:
 Net income                           --              --           --           775            775
 Change in net unrealized
  investment gains (losses)           --              --          240            --            240
                                                                                           -------
Comprehensive income                                                                         1,015
                                  ------         -------        -----          ----        -------
Balance at December 31, 1998      $2,000         $23,936         $336          $838        $27,110
                                  ======         =======        =====          ====        =======

* Commencement of operations on December 17, 1996.

                            See accompanying notes.

                FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                          STATEMENTS OF CASH FLOWS
                            (Dollars in thousands)

                                                    POST-MERGER                  PRE-MERGER
                                            ------------  ------------ | ------------  ------------
                                                             For the   |    For the       For the
                                                             period    |    period        period
                                                           October 25, |   January 1,  December 17,
                                            For the year     1997      |    1997         1996*
                                                ended       through    |   through      through
                                            December 31,  December 31, |  October 24,  December 31,
                                                1998          1997     |     1997          1996
                                            ------------  ------------ | ------------  ------------
OPERATING ACTIVITIES                                                   |
Net income                                     $    775      $     63  |    $    666      $     42
Adjustments to reconcile net income to net                             |
 cash provided by (used in) operations:                                |
 Adjustments related to annuity products:                              |
  Interest credited to account balances             376            26  |          48            --
  Charges for mortality and                                            |
   administration                                   (11)           --  |          (1)           --
 Decrease (increase) in accrued                                        |
  investment income                                 (38)           35  |         (73)          (58)
 Policy acquisition costs deferred               (2,264)         (204) |        (298)           --
 Amortization of deferred policy                                       |
  acquisition costs                                  76            13  |           7            --
 Amortization of value of purchased                                    |
  insurance in force                                  8             3  |          --            --
 Net amortization of discount on                                       |
  short-term investments                             --            --  |          --            (7)
 Change in other assets, other liabilities                             |
  and accrued income taxes                          248          (625) |         739            24
 Provision for depreciation                                            |
  and amortization                                   82            12  |          17            --
 Provision for deferred income taxes                465            98  |          26            --
 Realized gains on investments                      (24)           (1) |          --            --
                                               --------      --------  | ------------  ------------
Net cash provided by (used in)                                         |
 operating activities                              (307)         (580) |       1,131             1
                                                                       |
INVESTING ACTIVITIES                                                   |
Sale, maturity or repayment of                                         |
 investments:                                                          |
 Fixed maturities - available for sale            1,644           556  |         226            --
 Short-term investments - net                        --            --  |          --        25,255
                                            ------------  ------------ | ------------  ------------
                                                  1,644           556  |         226        25,255
Acquisition of investments:                                            |
 Fixed maturities - available for sale           (5,549)       (2,635) |          --       (24,653)
 Short-term investments - net                    (2,432)          (59) |        (390)      (25,598)
                                            ------------  ------------ | ------------  ------------
                                                 (7,981)       (2,694) |        (390)      (50,251)
Purchase of property and equipment                   (4)           (2) |         (64)           --
                                            ------------  ------------ | ------------  ------------
Net cash used in investing activities            (6,341)       (2,140) |        (228)      (24,996)

* Commencement of operations on December 17, 1996.

                            See accompanying notes.

                                     63


                FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                          STATEMENTS OF CASH FLOWS - (CONTINUED)
                            (Dollars in thousands)


                                                    POST-MERGER                  PRE-MERGER
                                            ------------  ------------ | ------------  ------------
                                                             For the   |    For the       For the
                                                             period    |    period        period
                                                           October 25, |   January 1,  December 17,
                                            For the year     1997      |    1997         1996*
                                                ended       through    |   through      through
                                            December 31,  December 31, |  October 24,  December 31,
                                                1998          1997     |     1997          1996
                                            ------------  ------------ | ------------  ------------
FINANCING ACTIVITIES                                                   |
Capitalization of Company by issuance                                  |
 of common stock and contribution                                      |
 of paid-in capital                                  --            --  |          --        25,000
Receipts from investment contracts                                     |
 credited to account balances                     9,009           354  |       2,160            --
Return of account balances                                             |
 on investment contracts                           (178)           (8) |         (15)           --
Net reallocations to Separate Account              (872)          (20) |         (38)           --
                                               --------      --------  |    --------      --------
Net cash provided by financing                                         |
 activities                                       7,959           326  |       2,107        25,000
                                               --------      --------  |    --------      --------
Increase (decrease) in cash and                                        |
 cash equivalents                                 1,311        (2,394) |       3,010             5
                                                                       |
Cash and cash equivalents at                                           |
 beginning of period                                621         3,015  |           5            --
                                               --------      --------  |    --------      --------
Cash and cash equivalents at end                                       |
 of period                                     $  1,932      $    621  |    $  3,015      $      5
                                               ========      ========  |    ========      ========
                                                                       |
SUPPLEMENTAL DISCLOSURE OF CASH FLOW                                   |
 INFORMATION                                                           |
Cash paid during the period for                                        |
 income taxes                                       $99            --  |        $283            --

* Commencement of operations on December 17, 1996.

                            See accompanying notes.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
First Golden American Life Insurance Company of New York ("First Golden" or "Company"), a wholly owned subsidiary of Golden American Life Insurance Company ("Golden American" or "Parent"), was incorporated on May 24, 1996. Golden American is a wholly owned subsidiary of Equitable of Iowa Companies, Inc. On December 17, 1996, Golden American provided capitalization in the amount of $25,000,000 to First Golden. First Golden commenced investment operations on December 17, 1996. On January 2, 1997 and December 23, 1997, First Golden became licensed as a life insurance company under the laws of the states of New York and Delaware, respectively. First Golden received policy approvals on March 25, 1997 and December 23, 1997 in New York and Delaware, respectively. The Company's products are marketed by broker/dealers, financial institutions and insurance agents. The Company's primary customers are consumers and corporations. See Note 8 for further information regarding related party transactions.

On October 24, 1997, PFHI Holdings, Inc. ("PFHI"), a Delaware corporation, acquired all of the outstanding capital stock of Equitable of Iowa Companies ("Equitable") according to the terms of an Agreement and Plan of Merger ("Merger Agreement") dated July 7, 1997 among Equitable, PFHI and ING Groep N.V. ("ING"). PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC"), a Delaware corporation. See
Note 6 for additional information regarding the merger.

For financial statement purposes, the ING merger was accounted for as a purchase effective October 25, 1997. The merger resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities. As a result, the Company's financial statements for the periods after October 24, 1997 are presented on the Post-Merger new basis of accounting and financial statements for October 24, 1997 and prior periods are presented on the Pre-Merger historical cost basis of accounting.

INVESTMENTS
FIXED MATURITIES: The Company accounts for its investments under the Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires fixed maturities to be designated as either "available for sale," "held for investment" or "trading." Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity after adjustment for related changes in value of purchased insurance in force ("VPIF"), deferred policy acquisition costs ("DPAC") and deferred income taxes. At December 31, 1998 and 1997, all of the Company's fixed maturities are designated as available for sale, although the Company is not precluded from designating fixed maturities as held for investment or trading at some future date.

Securities determined to have a decline in value that is other than temporary are written down to estimated fair value, which becomes the new cost basis by a charge to realized losses in the Company's Statements of Operations. Premiums and discounts are amortized/accrued utilizing a method which results in a constant yield over the securities' expected lives. Amortization/accrual of premiums and discounts on mortgage-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

OTHER INVESTMENTS: Short-term investments are reported at cost, adjusted for amortization of premiums and accrual of discounts.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

REALIZED GAINS AND LOSSES: Realized gains and losses are determined on the basis of specific identification and average cost methods for manager initiated and issuer initiated disposals, respectively.

FAIR VALUES: Estimated fair values, as reported herein, of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded fixed maturities are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over
U. S. Treasury bonds based upon the expected average lives of the securities. Fair values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U. S. Treasury bonds.

CASH AND CASH EQUIVALENTS
For purposes of the Statements of Cash Flows, the Company considers all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

DEFERRED POLICY ACQUISITION COSTS
Certain costs of acquiring new insurance business, principally first year commissions and other expenses related to the production of new business, have been deferred. Acquisition costs for variable annuity products are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected future gross profits. This amortization is adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from a group of products. DPAC is adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturity securities the Company has designated as "available for sale" under SFAS No. 115.

VALUE OF PURCHASED INSURANCE IN FORCE
As the result of the merger, a portion of the purchase price was allocated to the right to receive future cash flows from the existing insurance contracts. This allocated cost represents VPIF which reflects the value of those purchased policies calculated by discounting actuarially determined expected future cash flows at the discount rate determined by the purchaser. Amortization of VPIF is charged to expense in proportion to expected gross profits of the underlying business. This amortization is adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from the insurance contracts acquired. VPIF is adjusted to reflect the pro forma impact of unrealized gains and losses on available for sale fixed maturities. See Note 6 for additional information on VPIF resulting from the merger.

PROPERTY AND EQUIPMENT
Property and equipment primarily represent leasehold improvements and office furniture and equipment and are not considered to be significant to the Company's overall operations. Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily on the basis of the straight-line method over the estimated useful lives of the assets.

GOODWILL
Goodwill was established as a result of the merger and is being amortized over 40 years on a straight-line basis. See Note 6 for additional information on the merger.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

FUTURE POLICY BENEFITS
Future policy benefits for the fixed interest division of the variable products are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 3.95% to 7.10% during 1998 and 5.60% to 7.50% during 1997.

SEPARATE ACCOUNT
Assets and liabilities of the separate account reported in the accompanying Balance Sheets represent funds that are separately administered principally for variable annuity contracts. Contractowners, rather than the Company, bear the investment risk for the variable products. At the direction of the contractowners, the separate account invests the premiums from the sale of variable annuity products in shares of specified mutual funds. The assets and liabilities of the separate account are clearly identified and segregated from other assets and liabilities of the Company. The portion of the separate account assets equal to the reserves and other liabilities of variable annuity contracts cannot be charged with liabilities arising out of any other business the Company may conduct.

Variable separate account assets are carried at fair value of the underlying investments and generally represent contractowner investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable annuity contracts invested in the separate account; the fair value of these liabilities is equal to their carrying amount. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying Statements of Operations.

Product charges recorded by the Company from variable annuity products consist of charges applicable to each contract for mortality and expense risk, contract administration and surrender charges.

DEFERRED INCOME TAXES
Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturities the Company has designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Company's Statements of Operations are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

DIVIDEND RESTRICTIONS
Under the provisions of the insurance laws of the State of New York, First Golden cannot distribute any dividends to its stockholder unless a notice of its intention to declare a dividend and the amount of the dividend has been filed at least thirty days in advance of the proposed declaration. If the Superintendent finds the financial condition of the Company does not warrant the distribution, the Superintendent may disapprove the distribution by giving written notice to the Company within thirty days after the filing.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

SEGMENT REPORTING
As of December 31, 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS No. 131 superseded SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise." SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual financial statements and requires enterprises to report selected information about operating segments in interim financial reports. SFAS No. 131 also establishes standards for related disclosures about products and services, geographic areas and major customers.

The Company manages its business as one segment, the sale of variable products designed to meet customer needs for tax-advantaged methods of saving for retirement and protection from unexpected death. Variable products are sold to consumers and corporations throughout New York. The adoption of SFAS No. 131 did not affect the results of operations or financial position of the Company.

USE OF ESTIMATES
The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions affecting the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of material reported amounts and disclosures. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates and assumptions are (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of policyholder liabilities, (2) policyholder liabilities, (3) deferred policy acquisition costs and value of purchased insurance in force, (4) fair values of assets and liabilities recorded as a result of the merger transaction, (5) asset valuation allowances, (6) deferred tax benefits (liabilities) and (7) estimates for commitments and contingencies including legal matters, if a liability is anticipated and can be reasonably estimated. Estimates and assumptions regarding all of the preceding are inherently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

RECLASSIFICATIONS
Certain amounts in the financial statements for the periods ended within the years ended December 31, 1997 and 1996 have been reclassified to conform to the December 31, 1998 financial statement presentation.

2. BASIS OF FINANCIAL REPORTING

The financial statements of the Company differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was established as a result of the merger and is amortized and charged to expense; (3) future policy benefit reserves for the fixed interest division of the variable products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodologies utilizing statutory interest rates; (4) reserves are reported before reduction for reserve credits related to reinsurance ceded and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

1. BASIS OF FINANCIAL REPORTING (continued)

unrealized appreciation/depreciation, net of adjustments to value of purchased insurance in force, deferred policy acquisition costs and deferred income taxes (if applicable), credited/charged directly to stockholder's equity rather than valued at amortized cost; (6) the carrying value of fixed maturities is reduced to fair value by a charge to realized losses in the Statements of Operations when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (9) revenues for variable annuity products consist of policy administration charges and surrender charges assessed rather than premiums received; and (10) assets and liabilities are restated to fair values when a change in ownership occurs, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

A reconciliation of net income and stockholder's equity as reported to regulatory authorities under statutory accounting principles to equivalent amounts reported under generally accepted accounting principles is as follows:

                                               POST-MERGER       | PRE-MERGER
                                      -------------------------- |-------------
                                                                 |
                                               Net Income        | Net Income
                                      -------------------------- |-------------
                                                       For the   |    For the
                                                       period    |    period
                                                     October 25, |   January 1,
                                      For the year      1997     |     1997
                                         ended        through    |   through
                                      December 31,  December 31, |  October 24,
                                          1998          1997     |     1997
                                      ------------  ------------ | ------------
                                                 (Dollars in thousands)
As reported under statutory                                      |
 accounting principles                      ($966)        ($142) |        $581
Interest maintenance reserve                   14             1  |          --
Asset valuation reserve                        --            --  |          --
Future policy benefits                         45           115  |        (179)
Nonadmitted assets                             --            --  |          --
Net unrealized appreciation of fixed                             |
 maturities at fair value                      --            --  |          --
Change in investment basis                                       |
 as result of merger                          (39)           (1) |          --
Deferred policy acquisition costs           2,188           191  |         291
Value of purchased insurance in force          (8)           (3) |          --
Goodwill                                       (2)           (1) |          --
Deferred income taxes                        (465)          (98) |         (26)
Other                                           8             1  |          (1)
                                          -------        ------  |     -------
As reported herein                           $775           $63  |        $666
                                          =======        ======        =======

                                               POST-MERGER
                                     ---------------------------

                                          Stockholder's Equity
                                     ---------------------------
                                      December 31,  December 31,
                                          1998          1997
                                     -------------  ------------
                                         (Dollars in thousands)
As reported under statutory
 accounting principles                    $24,377       $25,424
Interest maintenance reserve                   15             1
Asset valuation reserve                        96            54
Future policy benefits                        (16)          (61)
Nonadmitted assets                             43             2
Net unrealized appreciation of fixed
 maturities at fair value                     563           151
Change in investment basis
 as result of merger                          318           357
Deferred policy acquisition costs           2,347           189
Value of purchased insurance in force         117           126
Goodwill                                       93            95
Deferred income taxes                        (850)         (247)
Other                                           7             4
                                         --------      --------
As reported herein                        $27,110       $26,095
                                         =========     =========

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

3. INVESTMENT OPERATIONS

INVESTMENT RESULTS
Major categories of net investment income are summarized below:


                                POST-MERGER        |         PRE-MERGER
                        ---------------------------|---------------------------
                                         For the   |   For the       For the
                                         period    |   period        period
                                        October 25,|  January 1,  December 17,
                         For the year      1997    |     1997         1996
                            ended        through   |   through       through
                         December 31,  December 31,|  October 24,  December 31,
                             1998          1997    |     1997          1996
                        -------------  ------------|-------------  ------------
                                           (Dollars in thousands)
[S]                           [C]             [C]  |      [C]              [C]
Fixed maturities              $1,726          $294 |      $1,449           $57
Short-term investments           157            13 |          30             9
Other, net                        --            -- |           2            --
                              ------        ------ |      ------        ------
Gross investment income        1,883           307 |       1,481            66
Less investment expenses         (39)          (21)|         (32)           (1)
                              ------        ------ |      ------        ------
Net investment income         $1,844          $286 |      $1,449           $65
                              ======        ======        ======        ======


The change in unrealized appreciation (depreciation) on fixed maturities designated as available for sale at fair value for the year ended
December 31, 1998, the period October 25, 1997 through December 31, 1997, the period January 1, 1997 through October 24, 1997 and the period December 17, 1996 through December 31, 1996 were $412,000, $(212,000), $516,000 and
$(153,000), respectively.

At December 31, 1998 and December 31, 1997, amortized cost, gross unrealized gains and losses and estimated fair values of fixed maturities, all of which are designated as available for sale, are as follows:

                                                   POST-MERGER
                               -----------------------------------------------
                                                 Gross       Gross   Estimated
                                 Amortized  Unrealized  Unrealized     Fair
                                    Cost       Gains      Losses       Value
                               -----------------------------------------------
                                             (Dollars in thousands)

December 31, 1998
----------------------------
U.S. government and
 governmental agencies
 and authorities                   $3,997        $118         ($3)     $4,112
Public utilities                    2,543          63          (4)      2,602
Corporate securities               20,351         426         (53)     20,724
Mortgage-backed securities          3,540          17          (1)      3,556
                                 --------    --------    --------    --------
Total                             $30,431        $624        ($61)    $30,994
                                 ========    ========    ========    ========

December 31, 1997
----------------------------
U.S. government and
 governmental agencies
 and authorities                   $3,033          $4          --      $3,037
Public utilities                    1,000          10          --       1,010
Corporate securities               17,921         160        ($32)     18,049
Mortgage-backed securities          4,616           9          --       4,625
                                 --------    --------    --------    --------
Total                             $26,570        $183        ($32)    $26,721
                                 ========    ========    ========    ========

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

3. INVESTMENT OPERATIONS (continued)

At December 31, 1998, net unrealized investment gains on fixed maturities designated as available for sale totaled $563,000. Appreciation of $336,000 was included in stockholder's equity at December 31, 1998 (net of an adjustment of $5,000 to VPIF, an adjustment of $32,000 to DPAC and deferred income taxes of $190,000). Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair values for these securities.

Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 1998 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           POST-MERGER
                                                -----------------------------
                                                                    Estimated
                                                    Amortized         Fair
December 31, 1998                                      Cost           Value
-----------------------------------------------------------------------------
                                                    (Dollars in thousands)
Due after one year through five years                $11,659         $11,800
Due after five years through ten years                15,232          15,638
                                                   ---------       ---------
                                                      26,891          27,438
Mortgage-backed securities                             3,540           3,556
                                                   ---------       ---------
Total                                                $30,431         $30,994
                                                   ==========      ==========

An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio is as follows:

                                                  Gross      Gross   Proceeds
                                   Amortized   Realized   Realized     from
                                      Cost      Gains     Losses       Sale
-----------------------------------------------------------------------------
                                              (Dollars in thousands)
POST-MERGER:
For the year ended December 31, 1998:
Scheduled principal repayments,
 calls and tenders                   $1,080         --         --     $1,080
Sales                                   540        $24         --        564
                                   --------   --------    --------   -------
Total                                $1,620        $24         --     $1,644
                                   ========   ========    ========   =======
For the period October 25, 1997
 through December 31, 1997:
Scheduled principal repayments,
 calls and tenders                     $555         $1         --       $556
                                   ========   ========    ========   =======
PRE-MERGER:
For the period January 1, 1997
 through October 24, 1997:
Scheduled principal repayments,
 calls and tenders                     $226         --         --       $226
                                   ========   ========    ========   =======

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

3. INVESTMENT OPERATIONS (continued)

For the period December 17, 1996 through December 31, 1996, the Company did not have any sales, maturities or repayments of its fixed maturities portfolio.

For the periods October 25, 1997 through December 31, 1997 and January 1, 1997 and October 24, 1997, the amortized cost basis of the Company's fixed maturities portfolio was reduced by $43,000 and $226,000, respectively, as a result of scheduled principal repayments.

INVESTMENT VALUATION ANALYSIS: The Company analyzes its investment portfolio at least quarterly in order to determine if the carrying value of any investment has been impaired. The carrying value of fixed maturities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary. During 1998, 1997 and 1996, no investments were identified as having an impairment other than temporary.

INVESTMENTS ON DEPOSIT: At December 31, 1998 and 1997, affidavits of deposits covering bonds with a par value of $400,000 were on deposit with regulatory authorities pursuant to certain statutory requirements.

INVESTMENT DIVERSIFICATIONS: The Company's investment policies related to its investment portfolio require diversification by asset type, company and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. The following percentages relate to holdings at December 31, 1998 and December 31, 1997. Fixed maturities included investments in basic industrials (40% in 1998, 31% in 1997), financial companies (24% in 1998, 23% in 1997), various government bonds and government or agency mortgage-backed securities (13% in 1998, 29% in 1997), conventional mortgage-backed securities (11% in 1998) and consumer products (3% in 1998, 10% in 1997).

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceed ten percent of stockholder's equity at December 31, 1998.

4. COMPREHENSIVE INCOME

As of January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this statement had no impact on the Company's net income or stockholder's equity. SFAS No. 130 requires unrealized gains or losses on the Company's available for sale securities (net of VPIF, DPAC and deferred income taxes) to be included in other comprehensive income. Prior to the adoption of SFAS No. 130 unrealized gains or losses were reported separately in stockholder's equity. Prior year financial statements have been reclassified to conform to the requirements of SFAS No. 130.

Other comprehensive income excludes net investment gains (losses) included in net income which merely represent transfers from unrealized to realized gains and losses. These amounts totaled $16,000 in 1998. Such amounts, which have been measured through the date of sale, are net of income taxes and adjustments to VPIF and DPAC totaling $8,000 in 1998.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

5. FAIR VALUES OF FINANCIAL INSTRUMENTS

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of estimated fair value of all financial instruments, including both assets and liabilities recognized and not recognized in a company's balance sheet, unless specifically exempted. SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments," requires additional disclosures about derivative financial instruments. Most of the Company's investments, investment contracts and debt fall within the standards' definition of a financial instrument. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accounting, actuarial and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the information presented herein.

The Company closely monitors the composition and yield of its invested assets, the duration and interest credited on insurance liabilities and resulting interest spreads and timing of cash flows. These amounts are taken into consideration in the Company's overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance contracts. These assumptions may not result in values consistent with those obtained through an actuarial appraisal of the Company's business or values that might arise in a negotiated transaction.

The following compares carrying values as shown for financial reporting purposes with estimated fair values:

                                                  POST-MERGER
                               ------------------------------------------------
December 31                               1998                     1997
-------------------------------------------------------------------------------
                                             Estimated                Estimated
                                  Carrying     Fair       Carrying      Fair
                                    Value      Value        Value       Value
                               -----------------------  -----------------------
                                              (Dollars in thousands)
ASSETS
 Fixed maturities, available
  for sale                        $30,994     $30,994      $26,721     $26,721
 Short-term investments             3,231       3,231          799         799
 Cash and cash equivalents          1,932       1,932          621         621
 Separate account assets           26,717      26,717        4,878       4,878

LIABILITIES
 Annuity products                  10,830      10,166        2,506       2,377
 Separate account liabilities      26,717      26,717        4,878       4,878


The following methods and assumptions were used by the Company in estimating fair values.

FIXED MATURITIES: Estimated fair values of conventional mortgage-backed securities not actively traded in a liquid market and publicly traded fixed maturities are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U. S. Treasury bonds based upon the expected average lives of the securities.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

5. FAIR VALUES OF FINANCIAL INSTRUMENTS (continued)

SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: Carrying values reported in the Company's historical cost basis balance sheet approximate estimated fair value for these instruments due to their short-term nature.

SEPARATE ACCOUNT ASSETS: Separate account assets are reported at the quoted fair values of the individual securities in the separate account.

ANNUITY PRODUCTS: Estimated fair values of the Company's liabilities for future policy benefits for the fixed interest division of the variable products are stated at cash surrender value, the cost the Company would incur to extinguish the liability.

SEPARATE ACCOUNT LIABILITIES: Separate account liabilities are reported at full account value in the Company's historical cost balance sheet. Estimated fair values of separate account liabilities are equal to their carrying amount.

6. MERGER

TRANSACTION: On October 23, 1997, Equitable's shareholders approved the Merger Agreement dated July 7, 1997 among Equitable, PFHI and ING. On October 24, 1997, PFHI, a Delaware corporation, acquired all of the outstanding capital stock of Equitable according to the Merger Agreement. PFHI is a wholly owned subsidiary of ING, a global financial services holding company based in The Netherlands. Equitable, an Iowa corporation, in turn, owned all the outstanding capital stock of Equitable Life Insurance Company of Iowa and Golden American and their wholly owned subsidiaries. In addition, Equitable also owned all the outstanding capital stock of Locust Street Securities, Inc., Equitable Investment Services, Inc. (subsequently dissolved), Directed Services, Inc., Equitable of Iowa Companies Capital Trust, Equitable of Iowa Companies Capital Trust II and Equitable of Iowa Securities Network, Inc. (subsequently renamed ING Funds Distributor, Inc.). In exchange for the outstanding capital stock of Equitable, ING paid total consideration of approximately $2.1 billion in cash and stock plus the assumption of approximately $400 million in debt. As a result of this transaction, Equitable was merged into PFHI, which was simultaneously renamed Equitable of Iowa Companies, Inc. ("EIC"), a Delaware corporation. All costs of the merger, including expenses to terminate certain benefit plans, were paid by EIC.

ACCOUNTING TREATMENT: The merger has been accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities at October 24, 1997. The purchase price was allocated to EIC and its subsidiaries with $25,936,000 allocated to the Company. Goodwill was established for the excess of the merger cost over the fair value of the net assets and attributed to EIC and its subsidiaries including Golden American and First Golden. The amount of goodwill allocated to the Company relating to the merger was $96,000 at the merger date and is being amortized over 40 years on a straight-line basis. The carrying value of goodwill will be reviewed periodically for any indication of impairment in value.

VALUE OF PURCHASED INSURANCE IN FORCE: As part of the merger, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with the Company at the merger date. This allocated cost represents VPIF reflecting the value of those purchased policies calculated by discounting the actuarially determined expected future cash flows at the discount rate determined by ING.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

6. MERGER (continued)

An analysis of the VPIF asset is as follows:

                                                 POST-MERGER
                                  --------------------------------------
                                                        For the period
                                                       October 25, 1997
                                  For the year ended       through
                                   December 31, 1998   December 31, 1997
                                  ------------------   -----------------
                                            (Dollars in thousands)
Beginning balance                              $126                $132
                                             ------              -------

Imputed interest                                  9                   3
Amortization                                    (23)                 (6)
Changes in assumptions of timing
 of gross profits                                 6                  --
                                             ------              -------
Net amortization                                 (8)                 (3)
Adjustment for unrealized gains
 on available for sale securities                (1)                 (3)
                                             ------              -------
Ending balance                                 $117                $126
                                             ======              =======

Interest is imputed on the unamortized balance of VPIF at a rate of 7.06% for the year ended December 31, 1998 and 7.03% for the period October 25, 1997 through December 31, 1997. The amortization of VPIF, net of imputed interest, is charged to expense. VPIF is adjusted for the unrealized gains (losses) on available for sale securities; such changes are included directly in stockholder's equity. Based on current conditions and assumptions as to the impact of future events on acquired policies in force, the expected approximate net amortization relating to VPIF as of December 31, 1998 is $10,000 in 1999, $12,000 in 2000, $13,000 in 2001, $13,000 in 2002, and
$12,000 in 2003. Actual amortization may vary based upon changes in assumptions and experience.

7. INCOME TAXES

The Company files a consolidated federal income tax return with Golden American, also a life insurance company.

At December 31, 1998, the Company has a net operating loss ("NOL") carryforward for federal income tax purposes of approximately $935,000 which is available to offset future taxable income of the Company through the year 2018.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

7. INCOME TAXES (continued)

INCOME TAX EXPENSE
Income tax expense included in the financial statements is as follows:

                        POST-MERGER         |            PRE-MERGER
                --------------------------- | ---------------------------
                                  For the   |    For the       For the
                                  period    |    period        period
                                October 25, |   January 1,   December 17,
                For the year       1997     |     1997          1996
                   ended         through    |    through       through
                December 31,   December 31, |   October 24,  December 31,
                    1998           1997     |     1997          1996
                ------------   ------------ | ------------   -----------
                                    (Dollars in thousands)
Current                 $37           ($64) |         $261           $23
Deferred                465             98  |           26            --
                     ------         ------  |       ------        ------
                       $502            $34  |         $287           $23
                     ======         ======          ======        ======


The effective tax rate on income before income taxes is different from the prevailing federal income tax rate. A reconciliation of this difference is as follows:


                                  POST-MERGER      |           PRE-MERGER
                        ---------------------------|---------------------------
                                          For the  |     For the      For the
                                          period   |     period       period
                                        October 25,|   January 1,  December 17,
                         For the year     1997     |      1997         1996
                            ended        through   |    through       through
                         December 31,  December 31,|  October 24,  December 31,
                            1998          1997     |     1997          1996
                        -------------  ----------- | ------------  ------------
                                            (Dollars in thousands)
Income before income tax      $1,277           $97 |        $953           $65
                            ========      ======== |    ========      ========
Income tax at federal                              |
 statutory rate                 $447           $34 |        $334           $23
Tax effect (decrease) of:                          |
 Compensatory stock option                         |
  and restricted stock                             |
  expense                         --            -- |         (35)           --
 Other items                      55            -- |         (12)           --
                            --------      -------- |    --------      --------
Income tax expense              $502           $34 |        $287           $23
                            ========      ========      ========      ========

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

7. INCOME TAXES (continued)

DEFERRED INCOME TAXES
The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1998 and 1997 is as follows:

                                                         POST-MERGER
                                           ------------------------------------
                                           December 31, 1998  December 31, 1997
------------------------------------------------------------  -----------------
                                                    (Dollars in thousands)
[S]                                                  [C]                 [C]
Deferred tax assets:
 Future policy benefits                                 $11                $22
 Net operating loss carryforwards                       327                 --
                                                  ---------          ---------
                                                        338                 22
Deferred tax liabilities:
 Net unrealized appreciation of available for
  sale fixed maturities                                (184)               (51)
 Fixed maturities                                      (222)              (134)
 Deferred policy acquisition costs                     (714)               (39)
 Value of purchased insurance in force                  (41)               (45)
 Other                                                  (27)                --
                                                  ---------          ---------
                                                     (1,188)              (269)
                                                  ---------          ---------
Deferred income tax liability                         ($850)             ($247)
                                                  =========          =========

8. RELATED PARTY TRANSACTIONS

Directed Services, Inc. ("DSI") acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) and distributor of the variable insurance products issued by the Company. DSI is authorized to enter into agreements with broker/dealers to distribute the Company's variable insurance products and appoint representatives of the broker/dealers as agents. As of December 31, 1998, the Company's variable insurance products were sold primarily through three broker/dealer institutions. The Company paid commissions and expenses to DSI totaling $1,754,000 for the year ended December 31, 1998. For the period October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, the commissions and expenses were $141,000 and $267,000, respectively.

The Company has service agreements with Golden American and Equitable Life Insurance Company of Iowa ("Equitable Life"), an affiliate, in which Golden American and Equitable Life provide administrative and financial related services. For the year ended December 31, 1998, the Company incurred expenses of $248,000 and $165,000, respectively, from Golden American and Equitable Life under these agreements. For the periods October 25, 1997 through December 31, 1997, expenses incurred were $8,000 and $13,000, respectively, from Golden American and Equitable Life. For the period January 1, 1997 through October 24, 1997, expenses incurred were $16,000 and $16,000, respectively, from Golden American and Equitable Life.

The Company provides resources and services to Golden American and DSI. Revenues for these services, which reduce general expenses incurred by the Company, totaled $210,000 and $75,000 from Golden American and DSI, respectively, for the year ended December 31, 1998.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

8. RELATED PARTY TRANSACTIONS (continued)

Effective January 1, 1998, the Company has an asset management agreement with ING Investment Management LLC ("ING IM"), an affiliate, in which ING IM provides asset management and accounting services. Under the agreement, the Company records a fee based on the value of the assets under management. The fee is payable quarterly. For the year ended December 31, 1998, the Company incurred fees of $56,000 under this agreement.

Prior to 1998, the Company had a service agreement with Equitable Investment Services, Inc. ("EISI"), an affiliate, in which EISI provided investment management services. Payments for these services totaled $11,000 and $51,000 for the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997, respectively.

The Company had premiums, net of reinsurance, for variable products for the year ended December 31, 1998, that totaled $94,000 from Locust Street Securities, Inc. ("LSSI"), an affiliate. For the year ended December 31, 1997, the premiums, net of reinsurance, for variable products from LSSI totaled $13,000.

On December 17, 1996, Golden American contributed $25,000,000 to First Golden, $2,000,000 in common stock (200,000 shares at $10 per share) and $23,000,000 of additional paid-in capital. All expenses related to the incorporation and licensing of First Golden were incurred by Golden American.

The Golden American Board of Directors has agreed by resolution to provide funds as needed for the Company to maintain policyholders' surplus that meets or exceeds the greater of: (1) the minimum capital adequacy standards to maintain a level of capitalization necessary to meet A.M. Best Company's guidelines or one level less than the one originally given to First Golden, or (2) the New York State Insurance Department risk-based capital minimum requirements as determined in accordance with New York statutory accounting principles. No funds were transferred from Golden American in 1998 or 1997.

9. COMMITMENTS AND CONTINGENCIES

REINSURANCE: At December 31, 1998, First Golden had a reinsurance treaty with an unaffiliated reinsurer covering a significant portion of the mortality risks under its variable contracts. First Golden remains liable to the extent its reinsurer does not meet its obligation under the reinsurance agreement. At December 31, 1998 and December 31, 1997, the Company has a payable of $1,000 for reinsurance premiums. Included in the accompanying financial statements are net considerations to the reinsurer of $9,000 and $1,000 for the year ended December 31, 1998 and for the period October 25, 1997 through December 31, 1997, respectively.

LITIGATION: The Company, like other insurance companies, may be named or otherwise involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. The Company currently believes no pending or threatened lawsuits exist that are reasonably likely to have a material adverse impact on the Company.

VULNERABILITY FROM CONCENTRATIONS: The Company has various concentrations in its investment portfolio (see Note 3 for further information). The Company's asset growth, net investment income and cash flow are primarily generated from the sale of variable products and associated future policy benefits. Substantial changes in tax laws would make these products less attractive to consumers and extreme fluctuations in interest rates or stock market returns which may result in higher lapse experience than assumed could cause a severe impact to the Company's financial condition. A significant portion of the Company's sales is generated by three broker/dealers. One of these distributors sold 62.1% of the Company's products in 1998. This distributor has discontinued the sales relationship as of December 31, 1998.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                       NOTES TO FINANCIAL STATEMENTS
                             December 31, 1998

9. COMMITMENTS AND CONTINGENCIES (continued)

LEASES: The Company has a lease for its home office space which expires December 31, 2001. The Company also leases certain other equipment under operating leases which expire in 2000. Rent expense for the year ended December 31, 1998 and the periods October 25, 1997 through December 31, 1997 and January 1, 1997 through October 24, 1997 was $95,000, $25,000 and $34,000, respectively. At December 31, 1998, minimum rental payments due under the operating leases are $83,000 in 1999, $82,000 in 2000 and $76,000 in 2001.

REVOLVING NOTE PAYABLE: To enhance short-term liquidity, the Company has established a revolving note payable effective July 27, 1998 and expiring July 31, 1999 with SunTrust Bank, Atlanta (the "Bank"). The note was approved by the Company's Board of Directors on September 29, 1998. The total amount the Company may have outstanding is $10,000,000. The note accrues interest at an annual rate equal to: (1) the cost of funds for the Bank for the period applicable for the advance plus 0.25% or (2) a rate quoted by the Bank to the Company for the advance. The terms of the agreement require the Company to maintain the minimum level of Company Action Level Risk Based Capital as established by applicable state law or regulation. At December 31, 1998, the Company did not have any borrowings under this agreement.

[Shaded Section Header]
----------------------------------------------------------------------
                 STATEMENT OF ADDITIONAL INFORMATION
----------------------------------------------------------------------


TABLE OF CONTENTS

      ITEM                                                PAGE
      Introduction                                           1
      Description of First Golden American
       Life Insurance Company of New York                    1
      Safekeeping of Assets                                  1
      The Administrator                                      1
      Independent Auditors                                   2
      Distribution of Contracts                              2
      Performance Information                                3
      IRA Withdrawal Option                                  9
      Other Information                                      9
      Financial Statements of Separate Account NY-B         10
      Appendix  Description of Bond Ratings                A-1

---------------------------------------------------------------------
PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. SEND THE FORM TO OUR CUSTOMER SERVICE CENTER AT THE ADDRESS SHOWN ON THE PROSPECTUS COVER.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NY-B.

Please Print or Type:

               __________________________________________________
               NAME

               __________________________________________________
               SOCIAL SECURITY NUMBER

               __________________________________________________
               STREET ADDRESS

               __________________________________________________
               CITY, STATE, ZIP

(105122 NY DVA PLUS 11/99)

                 This page intentionally left blank.

                             APPENDIX A
                   CONDENSED FINANCIAL INFORMATION


Except for the Equity, Growth and Income, Small Company Growth, Asset Allocation and High Quality Bond subaccounts which commenced operations as of the date of this prospectus (or soon after) the following tables give
(1) the accumulation unit value ("AUV"), (2) the total number of accumulation units, and (3) the total accumulation unit value, for each subaccount of First Golden Separate Account NY-B available under the Contract for the indicated periods. The date on which the subaccount became available to investors and the starting accumulation unit value are indicated on the last row of each table. The Managed Global subaccount commenced operations initially as a subaccount of another separate account, the Managed Global Account of Separate Account D of First Golden; however, at the time of conversion the value of an accumulation unit did not change. The Equity, Growth and Income, Small Company Growth, Asset Allocation and High Quality Bond subaccounts have starting accumulation unit values of $10.00.



LIQUID ASSET
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $14.54                2,755          $   40       |
| 1997       14.02                   --              --       |
| 5/6/97     13.67                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $14.33                5,975          $   85       |
        | 1997       13.83                   --              --       |
        | 5/6/97     13.51                   --              --       |
        |-------------------------------------------------------------|

LIMITED MATURITY BOND
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $17.02                   --              --       |
| 1997       16.13                   --              --       |
| 5/6/97     15.43                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $16.77                1,507           $  25       |
        | 1997       15.91                  632              10       |
        | 5/6/97     15.24                   --              --       |
        |-------------------------------------------------------------|

GLOBAL FIXED INCOME
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $13.17                   --              --       |
| 5/1/98     12.17                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $13.09                   --              --       |
        | 5/1/98     12.11                   --              --       |
        |-------------------------------------------------------------|

                                  A1

TOTAL RETURN
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $17.83                4,266         $    76       |
| 1997       16.18                   --              --       |
| 5/6/97     14.36                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $17.72                24,995        $   443       |
        | 1997       16.10                 1,139             18       |
        | 5/6/97     14.31                   --              --       |
        |-------------------------------------------------------------|

EQUITY INCOME
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $22.27                9,623        $    214       |
| 1997       20.83                   --              --       |
| 5/6/97     18.54                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $21.94                6,014          $  132       |
        | 1997       20.55                1,243              26       |
        | 5/6/97     18.32                   --              --       |
        |-------------------------------------------------------------|

FULLY MANAGED
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $20.84                2,619         $    55       |
| 1997       19.93                   --              --       |
| 5/6/97     17.95                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $20.53                4,511          $   93       |
        | 1997       19.66                1,701              33       |
        | 5/6/97     17.73                   --              --       |
        |-------------------------------------------------------------|

RISING DIVIDENDS
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $22.79                1,734         $    40       |
| 1997       20.22                   90               2       |
| 5/6/97     17.27                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $22.61               34,310         $   777       |
        | 1997       20.09                8,223             165       |
        | 5/6/97     17.18                   --              --       |
        |-------------------------------------------------------------|

                                  A2

CAPITAL GROWTH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $17.08                6,031          $  103       |
| 1997       15.45                   --              --       |
| 5/6/97     12.46                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $17.01               20,311          $  346       |
        | 1997       15.41                  334               5       |
        | 5/6/97     12.44                   --              --       |
        |-------------------------------------------------------------|

GROWTH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $16.36                8,287          $  136       |
| 1997       13.06                   --              --       |
| 5/6/97     12.47                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $16.29               17,550         $   286       |
        | 1997       13.03                3,093              40       |
        | 5/6/97     12.45                   --              --       |
        |-------------------------------------------------------------|

VALUE EQUITY
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $18.41                1,677        $     31       |
| 1997       18.36                1,048              19       |
| 5/6/97     15.72                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $18.31                4,464        $     82       |
        | 1997       18.28                1,056              19       |
        | 5/6/97     15.66                   --              --       |
        |-------------------------------------------------------------|

RESEARCH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $23.03                  784          $   18       |
| 1997       18.95                  107               2       |
| 5/6/97     16.72                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $22.89               11,228          $  257       |
        | 1997       18.87                  403               8       |
        | 5/6/97     16.66                   --              --       |
        |-------------------------------------------------------------|

                                  A3

STRATEGIC EQUITY
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $14.30                2,037          $   29       |
| 1997       14.36                   --              --       |
| 5/6/97     11.96                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $14.23                1,867          $   27       |
        | 1997       14.31                1,265              18       |
        | 5/6/97     11.93                   --              --       |
        |-------------------------------------------------------------|

CAPITAL APPRECIATION
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $24.75                  578         $    14       |
| 1997       22.24                   --              --       |
| 5/6/97     18.45                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $24.50                4,903          $  120       |
        | 1997       22.05                  734              16       |
        | 5/6/97     18.31                   --              --       |
        |-------------------------------------------------------------|

MID-CAP GROWTH
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $22.60                2,041          $   46       |
| 1997       18.64                   --              --       |
| 5/6/97     15.76                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $22.43                5,304          $  119       |
        | 1997       18.52                  544              10       |
        | 5/6/97     15.68                   --              --       |
        |-------------------------------------------------------------|

SMALL CAP
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $15.44                3,611          $   56       |
| 1997       12.92                   --              --       |
| 5/6/97     10.72                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $15.37                9,917          $  152       |
        | 1997       12.88                3,434              44       |
        | 5/6/97     10.70                   --              --       |
        |-------------------------------------------------------------|

                                  A4

REAL ESTATE
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $22.07                  356          $    8       |
| 1997       25.82                   --              --       |
| 5/6/97     21.31                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $21.74                1,474          $   32       |
        | 1997       25.48                  478              12       |
        | 5/6/97     21.05                   --              --       |
        |-------------------------------------------------------------|

HARD ASSETS
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $14.50                   --              --       |
| 1997       20.85                   --              --       |
| 5/6/97     19.34                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $14.28                1,007          $   14       |
        | 1997       20.57                  238               5       |
        | 5/6/97     19.11                   --              --       |
        |-------------------------------------------------------------|

MANAGED GLOBAL
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $15.02                2,440          $   37       |
| 1997       11.76                   --              --       |
| 5/6/97     11.24                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $14.88                9,573          $  142       |
        | 1997       11.67                2,969              35       |
        | 5/6/97     11.16                   --              --       |
        |-------------------------------------------------------------|

DEVELOPING WORLD
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $ 7.29                   --              --       |
| 2/19/98    10.00                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $ 7.28                   --              --       |
        | 5/1/98     10.00                   --              --       |
        |-------------------------------------------------------------|

                                  A5

EMERGING MARKETS
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998       $6.56                   --              --       |
| 1997        8.75                   --              --       |
| 5/6/97     10.38                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998       $6.51                2,918          $   19       |
        | 1997        8.70                1,812              16       |
        | 5/6/97     10.33                   --              --       |
        |-------------------------------------------------------------|

PIMCO HIGH YIELD BOND
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $10.09                   --              --       |
| 5/1/98     10.00                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $10.08                   --              --       |
        | 5/1/98     10.00                   --              --       |
        |-------------------------------------------------------------|

PIMCO STOCKSPLUS GROWTH AND INCOME
[2-up table with shaded headers]
|-------------------------------------------------------------|
|                     STANDARD DEATH BENEFIT                  |
|-------------------------------------------------------------|
|                             TOTAL # OF                      |
|                            ACCUMULATION                     |
|            AUV AT            UNITS AT          TOTAL        |
|          YEAR END (AND     YEAR END (AND       AUV AT       |
|         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
|         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
|-------------------------------------------------------------|
| 1998      $11.12                   --          $   --       |
| 5/1/98     10.00                   --              --       |
|-------------------------------------------------------------|

        |-------------------------------------------------------------|
        |                  ANNUAL RATCHET DEATH BENEFIT               |
        |-------------------------------------------------------------|
        |                             TOTAL # OF                      |
        |                            ACCUMULATION                     |
        |            AUV AT            UNITS AT          TOTAL        |
        |          YEAR END (AND     YEAR END (AND       AUV AT       |
        |         AT BEGINNING OF   AT BEGINNING OF     YEAR END      |
        |         FOLLOWING YEAR)   FOLLOWING YEAR)   (IN THOUSANDS)  |
        |-------------------------------------------------------------|
        | 1998      $11.11                   --            $ --       |
        | 5/1/98     10.00                   --              --       |
        |-------------------------------------------------------------|

                                  A6

                              APPENDIX B
                  MARKET VALUE ADJUSTMENT EXAMPLES

EXAMPLE #1:  FULL SURRENDER  EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

   Assume $100,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a full surrender is requested 3 years into the guaranteed interest period; that the then Index Rate for a 7 year guaranteed interest period ("J") is 8%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT
   1. The contract value of the Fixed Interest Allocation on the date of surrender is $124,230 ($100,000 x 1.075^3)
   2.  N = 2,555 ( 365 x 7 )
   3. Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0825 ) ^  2,555 / 365  - 1 ) = $9,700

  Therefore, the amount paid to you on full surrender ignoring any surrender charge is $114,530 ($124,230 - $9,700 ).

EXAMPLE #2:  FULL SURRENDER  EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

   Assume $100,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a full surrender is requested 3 years into the guaranteed interest period; that the then Index Rate for a 7 year guaranteed interest period ("J") is 6%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

CALCULATE THE MARKET VALUE ADJUSTMENT
   1. The contract value of the Fixed Interest Allocation on the date of surrender is $124,230 ($100,000 x 1.075^3)
   2.   N = 2,555 ( 365 x 7 )
   3.  Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0625 ) ^  2,555 / 365  - 1 ) = $6,270

  Therefore, the amount paid to you on full surrender ignoring any surrender charge is $130,500 ($124,230 + $6,270 ).

EXAMPLE #3:  WITHDRAWAL  EXAMPLE OF A NEGATIVE MARKET VALUE ADJUSTMENT

   Assume $200,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate ("I") of 7%; that a withdrawal of $114,530 is requested 3 years into the guaranteed interest period; that the then Index Rate ("J") for a 7 year guaranteed interest period is 8%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

                                  B1

  First calculate the amount that must be withdrawn from the Fixed Interest Allocation to provide the amount requested.
   1. The contract value of the Fixed Interest Allocation on the date of withdrawal is $248,459 ( $200,000 x 1.075 ^3 )
   2. N = 2,555 ( 365 x 7 )
   3. Amount that must be withdrawn =
      ( $114,530 / ( 1.07 / 1.0825 ) ^  2,555 / 365  - 1 ) = $124,230

   Then calculate the Market Value Adjustment on that amount

   4. Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0825 ) ^  2,555 / 365  - 1 ) = $9,700

  Therefore, the amount of the withdrawal paid to you ignoring any surrender charge is $114,530, as requested. The Fixed Interest
Allocation will be reduced by the amount of the withdrawal, $114,530, and also reduced by the Market Value Adjustment of $9,700, for a total reduction in the Fixed Interest Allocation of $124,230.

EXAMPLE #4:  WITHDRAWAL  EXAMPLE OF A POSITIVE MARKET VALUE ADJUSTMENT

   Assume $200,000 was allocated to a Fixed Interest Allocation with a guaranteed interest period of 10 years, a guaranteed interest rate of 7.5%, an initial Index Rate of 7%; that a withdrawal of $130,500 requested 3 years into the guaranteed interest period; that the then Index Rate ("J") for a 7 year guaranteed interest period is 6%; and that no prior transfers or withdrawals affecting this Fixed Interest Allocation have been made.

  First calculate the amount that must be withdrawn from the Fixed Interest Allocation to provide the amount requested.
   1. The contract value of Fixed Interest Allocation on the date of surrender is $248,459 ( $200,000 x 1.075^3)
   2. N = 2,555 ( 365 x 7 )
   3. Amount that must be withdrawn =
      ( $130,500 / ( 1.07 / 1.0625 ) ^  2,555 / 365 ) = $124,230

   Then calculate the Market Value Adjustment on that amount

   4. Market Value Adjustment =  $124,230 X
      (( 1.07 / 1.0625 ) ^  2,555 / 365  - 1 ) = $6,270

  Therefore, the amount of the withdrawal paid to you ignoring any surrender charge is $130,500, as requested. The Fixed Interest
Allocation will be reduced by the amount of the withdrawal, $130,500, but increased by the Market Value Adjustment of $6,270, for a total reduction in the Fixed Interest Allocation of $124,230.

                                  B2

                             APPENDIX C

           SURRENDER CHARGE FOR EXCESS WITHDRAWALS EXAMPLE

The following assumes you made an initial premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third contract years, for total premium payments under the Contract of $30,000. It also assumes a withdrawal at the beginning of the fourth contract year of 20% of the contract value of $35,000.

In this example, $5,250 ($35,000 x .15) is the maximum free withdrawal amount that you may withdraw during the contract year without a surrender charge. The total withdrawal would be $7,000 ($35,000 x .20). Therefore, $1,750 ($7,000 - $5,250) is considered an excess withdrawal of a part of the initial premium payment of $10,000 and would be subject to a 4% surrender charge of $70 ($1,750 x .04). This example does not take into account any Market Value Adjustment or deduction of any premium taxes.

                                  C1

                        ING VARIBALE ANNUITIES


      FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
 First Golden American Life Insurance Company of New York is a stock company domiciled in New York, New York

105122 NY DVA PLUS 11/99

                             PART B





                 Statement of Additional Information


                              DVA PLUS

                              featuring

                         The Galaxy VIP Fund

                    DEFERRED COMBINATION VARIABLE
                     AND FIXED ANNUITY CONTRACT




                              ISSUED BY
                        SEPARATE ACCOUNT NY-B
                  ("Account NY-B" or the "Account")



                                 OF
                FIRST GOLDEN AMERICAN LIFE INSURANCE
                         COMPANY OF NEW YORK




This Statement of Additional Information is not a prospectus. The information contained herein should be read in conjunction with the prospectus for the First Golden American Life Insurance Company of New York deferred combination variable and fixed annuity contract that is referred to herein.

The prospectus sets forth information that a prospective investor ought to know before investing. For a copy of the prospectus, send a written request to First Golden American Life Insurance Company of New York, Customer Service Center, 230 Park Avenue, Suite 966, New York, New York 10169-0999 or telephone 1-800-963-9539.


                       DATE OF PROSPECTUS AND
                STATEMENT OF ADDITIONAL INFORMATION:
                             November 12, 1999

                          TABLE OF CONTENTS


ITEM                                                      PAGE

Introduction                                                 1
Description of First Golden American Life Insurance
  Company of New York                                        1
Safekeeping of Assets                                        1
The Administrator                                            1
Independent Auditors                                         1
Distribution of Contracts                                    1
Performance Information                                      2
IRA Partial Withdrawal Option                                6
Other Information                                            6
Financial Statements of Separate Account NY-B                6
Appendix - Description of Bond Ratings                     A-1

                            INTRODUCTION
This Statement of Additional Information provides background information regarding Account NY-B.

         DESCRIPTION OF FIRST GOLDEN AMERICAN LIFE INSURANCE
                         COMPANY OF NEW YORK
First Golden American Life Insurance Company of New York ("First Golden") is a stock life insurance company organized under the laws of the State of New York. First Golden is a wholly owned subsidiary of Golden American Life Insurance Company ("Golden American"). On August 13, 1996, Equitable of Iowa Companies, Inc. (formerly Equitable of Iowa Companies) ("Equitable of Iowa") acquired all of the interest in Golden American and Directed Services, Inc. On October 24, 1997, Equitable of Iowa and ING Groep N.V. ("ING") completed a merger agreement, and Equitable of Iowa became a wholly owned subsidiary of ING. ING, headquartered in The Netherlands, is a global financial services holding company with over $461.8 billion in assets as of December 31, 1998. As of December 31, 1998, First Golden has approximately $66 million in total assets. First Golden is licensed to do variable annuity business in the states of Delaware and New York.

                        SAFEKEEPING OF ASSETS
First Golden American acts as its own custodian for Account NY-B.

                          THE ADMINISTRATOR
On November 8, 1996, First Golden and Golden American entered into an administrative service agreement pursuant to which Golden American agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden American. Expenses incurred by Golden American in relation to this service agreement will be reimbursed by First Golden on an allocated cost basis. First Golden entered into a similar agreement with another affiliate, Equitable Life Insurance Company of Iowa ("Equitable Life"), for additional services. For the years ended December 31, 1998 and 1997, First Golden incurred expenses of $248,000 and $24,000, respectively, under the agreement with Golden American and $165,000 and $29,000, respectively, under the agreement with Equitable Life.

Also on November 8, 1996, First Golden and Directed Services, Inc. ("DSI") entered into a service agreement pursuant to which First
Golden has agreed to provide DSI certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. First Golden expects to charge DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by First Golden's employees on behalf of DSI. For the year ended December 31, 1998, charges to Golden American and DSI for these services were $210,000 and $75,000, respectively.

                        INDEPENDENT AUDITORS
Ernst & Young LLP, independent auditors, performs annual audits of First Golden and Account NY-B.

                      DISTRIBUTION OF CONTRACTS
The offering of contracts under the prospectus associated with this Statement of Additional Information is continuous. DSI, an affiliate of First Golden American, acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by First Golden American. The variable insurance products were sold primarily through two broker/dealer institutions during the year ended December 31, 1996, through two broker/dealer institutions during the year ended December
31, 1997 and through two broker/dealer institutions during the year ended December 31, 1998. For the years ended 1998, and 1997 commissions paid by First Golden to DSI aggregated $1,754,000 and $408,000 respectively. All commissions received by the distributor were passed through to the broker-dealers who sold the contracts. DSI is located at 1475 Dunwoody Drive, West Chester, Pennsylvania 19380-1478.

First Golden provides to DSI certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. First Golden charges DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainder allocated based on the estimated amount of time spent by First Golden's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. DSI paid to First Golden a fee calculated as a percentage of average net assets in the variable separate account of $75,000 for the year ended 1998.

                      PERFORMANCE INFORMATION
Performance information for the subaccounts of Account NY-B, including yields, standard annual returns and other non-standard measures of performance of all subaccounts, may appear in reports or promotional literature to current or prospective owners. Such non-standard measures of performance will be computed, or accompanied by performance data computed, in accordance with standards defined by the SEC. Negative values are denoted by parentheses. Performance information for measures other than total return do not reflect sales load which can have a maximum level of 6.5% of premium, and any applicable premium tax that can range from 0% to 3.5%.

SEC STANDARD MONEY MARKET SUBACCOUNT YIELDS
Current yield for the Liquid Asset Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes or income other than investment income) over a particular 7-day period, less a pro-rata share of subaccount expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     EFFECTIVE YIELD = [(BASE PERIOD RETURN) +1)^365/7] - 1

The current yield and effective yield of the Liquid Asset Subaccount for the 7-day period December 25, 1998 to December 31, 1998 were
3.25% and 3.30%, respectively.

SEC STANDARD 30-DAY YIELD FOR ALL SUBACCOUNTS
Quotations of yield for the remaining subaccounts will be based on all investment income per Unit (contract value divided by the index of investment experience) earned during a particular 30- day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an accumulation unit on the last day of the period, according to the following formula:

               YIELD = 2 [ ((a - b) + 1)^6 - 1]
                         [ (-------    )      ]
                         [ (  cd       )      ]

     Where:
          [a] equals the net investment income earned during the period by the Investment portfolio attributable to shares owned by a subaccount
          [b] equals the expenses accrued for the period (net of
              reimbursements)
          [c] equals the average daily number of units outstanding during the period based on the index of investment experience
          [d] equals the value maximum offering price per index of investment experience on the last day of the period

Yield on subaccounts of Account NY-B is earned from the increase in net asset value of shares of the investment portfolio in which the subaccount invests and from dividends declared and paid by the investment portfolio, which are automatically reinvested in shares of the investment portfolio.

SEC (SECURITIES AND EXCHANGE COMMISSION) STANDARD AVERAGE
ANNUAL TOTAL RETURN FOR ALL SUBACCOUNTS
Quotations of average annual total return for any subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and ten years (or, if less, up to the life of the investment portfolio), calculated pursuant to the formula:

               P(1+T)^n = ERV
     Where:
          (1) [P] equals a hypothetical initial premium payment of $1,000
          (2)  [T] equals an average annual total return
          (3)  [n] equals the number of years
          (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof)

All total return figures reflect the deduction of the maximum sales load, the administrative charges, and the mortality and expense risk charges. The SEC requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and ten year periods (or, if less, up to the life of the security) for which performance is required to be calculated. This assumption may not be consistent with the typical contract owner's intentions in purchasing a contract and may adversely affect returns. Quotations of total return may simultaneously be shown for other periods, as well as quotations of total return that do not take into account certain contractual charges such as sales load.

Except for the Equity, Growth and Income, Small Company Growth, Asset Allocation and High Quality Bond subaccounts which had not commenced operations as of December 31, 1998, Average Annual Total Return for the subaccounts presented on a standardized basis, which includes deductions for the mortality and expense risk charge, administrative charge, contract charge and surrender charge for the year ending December 31, 1998 were as follows:

Average Annual Total Return for Periods Ending 12/31/98 - Standardized
--------------------------------------------------------------------------

                    One Year     Five Year    Inception
                 Period Ending  Period Ending to Ending Inception
Subaccount          12/31/98     12/31/98     12/31/98    Date
---------        -------------  ------------- --------- ---------
Equity Income         0.70%        n/a          9.00%    1/25/89
Fully Managed        -1.63%        n/a          6.82%    1/25/89
Capital               5.06%        n/a         17.86%     5/4/92
 Appreciation
Rising Dividends      6.50%        n/a         17.01%    10/4/93
Real Estate         -20.70%        n/a         -0.54%    1/25/89
Hard Assets         -36.61%        n/a        -18.97%    1/25/89
Value Equity         -5.91%        n/a          8.52%     1/1/95
Strategic Equity     -6.61%        n/a          9.22%    10/2/95
Small Cap            13.25%        n/a         25.73%     1/2/96
Emerging Markets    -31.20%        n/a        -28.13%     5/1/97
Managed Global       21.46%        n/a         17.46%     5/1/97
Developing World      n/a          n/a        -37.26%#   2/18/98
Research             15.29%        n/a         20.34%*   10/7/94
Total Return          3.99%*       n/a         11.71%*   10/7/94
Mid-Cap Growth       15.05%        n/a         25.46%*   10/7/94
Capital Growth        4.37%        n/a         19.69%     4/1/96
Growth               19.01%        n/a         17.44%     4/1/96
Global Fixed Income   4.25%*       n/a          4.29%*   10/7/94
PIMCO High Yield Bond  n/a         n/a         -7.80%*#   5/1/98
PIMCO StocksPLUS       n/a         n/a          7.68%*#   5/1/98
 Growth and Income
Limited Maturity     -0.68%        n/a          2.37%    1/25/89
 Bond
Liquid Asset         -2.46%        n/a          0.02%    1/25/89
_________________________
*  Total return calculation reflects partial waiver of fees and expenses.
#  Non-annualized.
                                       3

NON-STANDARD AVERAGE ANNUAL TOTAL RETURN FOR ALL SUBACCOUNTS
Quotations of non-standard average annual total return for any subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and ten years (or, if less, up to the life of the Investment portfolio), calculated pursuant to the formula:


               [P(1+T)^n] = ERV
     Where:
          (1) [P] equals a hypothetical initial premium payment of $1,000
          (2)  [T] equals an average annual total return
          (3)  [n] equals the number of years
          (4)  [ERV] equals the ending redeemable value of a

             hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof) assuming certain loading and charges are zero.

All total return figures reflect the deduction of the mortality and expense risk charge and the administrative charges, but not the deduction of the maximum sales load and the annual contract fee.

Except for the Equity, Growth and Income, Small Company Growth, Asset Allocation and High Quality Bond subaccounts which had not commenced operations as of December 31, 1998, Average Annual Total Return for the subaccounts presented on a non-standardized basis, which includes deductions for the mortality and expense risk charge, administrative charge, contract charge and surrender charge for the year ending December 31, 1998, were as follows:

Average Annual Total Return for Periods Ending 12/31/98 - Non-Standardized
--------------------------------------------------------------------------

                    One Year     Five Year    Inception
                 Period Ending  Period Ending to Ending Inception
Subaccount          12/31/98     12/31/98     12/31/98    Date
---------        -------------  ------------- --------- ---------
Equity Income         6.75%        n/a         12.40%    1/25/89
Fully Managed         4.41%        n/a         10.28%    1/25/89
Capital              11.10%        n/a         21.10%    5/4/92
 Appreciation
Rising Dividends     12.54%        n/a         20.26%    10/4/93
Real Estate         -14.66%        n/a          3.08%    1/25/89
Hard Assets         -30.57%        n/a        -14.84%    1/25/89
Value Equity          0.13%        n/a         11.94%     1/1/95
Strategic Equity     -0.57%        n/a         12.62%    10/2/95
Small Cap            19.29%        n/a         28.84%     1/2/96
Emerging Markets    -25.15%        n/a        -23.67%     5/1/97
Managed Global       27.51%        n/a         20.71%     5/1/97
Developing World      n/a          n/a        -30.66%#   2/18/98
Research             21.33%        n/a         23.54%*   10/7/94
Total Return         10.03%*       n/a         15.07%*   10/7/94
Mid-Cap Growth       21.09%        n/a         28.57%*   10/7/94
Capital Growth       10.41%        n/a         22.91%     4/1/96
Growth               25.05%        n/a         20.70%     4/1/96
Global Fixed Income  10.29%*       n/a          7.80%*   10/7/94
PIMCO High Yield Bond  n/a         n/a          1.20%*#   5/1/98
PIMCO StocksPLUS       n/a         n/a         17.08%*#   5/1/98
 Growth and Income
Limited Maturity      5.37%        n/a          5.92%    1/25/89
 Bond
Liquid Asset          3.58%        n/a          3.62%    1/25/89
_________________________
*  Total return calculation reflects partial waiver of fees and expenses.
#  Non-annualized.
                                       4

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any subaccount reflects only the performance of a hypothetical contract under which accumulation on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the investment portfolio of the trust in which the Account NY-B Subaccounts invest, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including the ranking of any subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

PUBLISHED RATINGS
From time to time, the rating of First Golden as an insurance company by A.M. Best Company may be referred to in advertisements or in reports to contract owners. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A++ to F.

ACCUMULATION UNIT VALUE
The calculation of the Accumulation Unit Value ("AUV") is discussed in the prospectus for the Contracts under "Accumulation Unit" and "The Net Investment Factor". Note that in your, contract contract value is referred to as Index of Investment Experience. The following illustrations show a calculation of a new AUV and the purchase of Units (using hypothetical examples). Note that the examples below are calculated for a Contract issued with the Annual Ratchet Death Benefit Option, the death benefit option with the highest mortality and expense risk charge. The mortality and expense risk charge associated with the Standard Death Benefit Option is lower than that used in the examples and would result in higher AUV's or contract values.

ILLUSTRATION OF CALCULATION OF AUV
     EXAMPLE 1.
     1. AUV, beginning of period.......................     $ 10.00
     2. Value of securities, beginning of period.......     $ 10.00
     3. Change in value of securities..................     $  0.10
     4. Gross investment return (3) divided by (2).....        0.01
     5. Less daily mortality and expense charge........        0.00003446
     6. Less asset based administrative charge.........        0.00000411
     7. Net investment return (4)minus (5) minus (6)...        0.00996164
     8. Net investment factor (1.000000) plus (7)......        1.00996164
     9. AUV, end of period (1) multiplied by (8).......       10.09961644

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX)
     EXAMPLE 2.
     1. Initial Premium Payment............................     $     1,000
     2. AUV on effective date of purchase (see Example 1)..     $     10.00
     3. Number of Units purchased [(1) divided by (2)].....             100
     4. AUV for valuation date following purchase (see
        Example 1).........................................     $10.0996164
     5. Contract value in account for valuation date
        following purchase [(3) multiplied by (4)]              $  1,009.96

                    IRA PARTIAL WITHDRAWAL OPTION
If the contract owner has an IRA contract and will attain age 70 1/2 in the current calendar year, distributions will be made in accordance with the requirements of Federal tax law. This option is available to assure that the required minimum distributions from qualified plans under the Internal Revenue Code (the "Code")are made. Under the Code, distributions must begin no later than April 1st of the calendar year following the calendar year in which the contract owner attains age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. Even if the IRA Partial Withdrawal Option is not elected, distributions must nonetheless be made in accordance with the requirements of Federal tax law.

First Golden notifies the contract owner of these regulations with a letter mailed on January 1st of the calendar year in which the contract owner reaches age 70 1/2 which explains the IRA Partial Withdrawal Option and supplies an election form. If electing this option, the owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (contract owner's life only) or, if the contract owner is married, on a joint life basis (contract owner's and spouse's lives combined). The contract owner selects the payment mode on a monthly, quarterly or annual basis. If the payment modes elected on the election form is more frequent than annually, the payments in the first calendar year in which the option is in effect will be based on the amount of payment modes remaining when First Golden receives the completed election form.

First Golden calculates the IRA Partial Withdrawal amount each year based on the minimum distribution rules. We do this by dividing the contract value by the life expectancy. In the first year withdrawals begin, we use the contract value as of the date of the first payment. Thereafter, we use the contract value on December 31st of each year. The life expectancy is recalculated each year. Certain minimum distribution rules govern payouts if the designated beneficiary is other than the contract owner's spouse and the beneficiary is more than ten years younger than the contract owner.

                          OTHER INFORMATION
Registration statements have been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statements, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

            FINANCIAL STATEMENTS OF SEPARATE ACCOUNT NY-B
The audited financial statements of Account NY-B are listed below and are included in this Statement of Additional Information:

     Report of Independent Auditors
     Audited Financial Statements
     Statement of Assets and Liability as of December 31, 1998
     Statement of Operations for the year ended December 31, 1998
     Statements of Changes in Net Assets for the year ended December 31, 1998 and the period ended December 31, 1997
     Notes to Financial Statements
                                       6

                                     FINANCIAL STATEMENTS

                         FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY
                                         OF NEW YORK
                                     SEPARATE ACCOUNT NY-B

                                YEAR ENDED DECEMBER 31, 1998
                              AND FOR THE PERIOD MAY 19, 1997
                               (COMMENCEMENT OF OPERATIONS)
                                THROUGH DECEMBER 31, 1997
                            WITH REPORT OF INDEPENDENT AUDITORS











































             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                            SEPARATE ACCOUNT NY-B

                            FINANCIAL STATEMENTS


                      YEAR ENDED DECEMBER 31, 1998 AND
            FOR THE PERIOD MAY 19, 1997 (COMMENCEMENT OF OPERATIONS)
                         THROUGH DECEMBER 31, 1997




                            TABLE OF CONTENTS

Report of Independent Auditors

Audited Financial Statements

Statement of Assets and Liability
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements





































                       Report of Independent Auditors




The Board of Directors
First Golden American Life Insurance Company of New York


We have audited the accompanying statement of assets and liability of First Golden American Life Insurance Company of New York Separate Account NY-B as of December 31, 1998, and the related statements of operations for the year then ended and the changes in net assets for the year ended December 31, 1998 and for the period May 19, 1997 (commencement of operations) through December 31, 1997. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Golden American Life Insurance Company of New York Separate Account NY-B at December 31, 1998, and the results of its operations for the year then ended and the changes in its net assets for the year ended December 31, 1998 and for the period May 19, 1997 (commencement of operations) through December 31, 1997 in conformity with generally accepted accounting principles.

                                              /S/ Ernst & Young LLP


Des Moines, Iowa
February 25, 1999


















          FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                            SEPARATE ACCOUNT NY-B
                      STATEMENT OF ASSETS AND LIABILITY
                             DECEMBER 31, 1998

                                                               COMBINED
                                                             _____________
ASSETS
 Investments at net asset value:
  The GCG Trust:
    Limited Maturity Bond Series,
     2,366 shares (cost - $25,616)                                $25,271
    Hard Assets Series,
     1,498 shares (cost - $20,401)                                 14,380
    All-Growth Series,
     5,458 shares (cost - $68,098)                                 81,814
    Real Estate Series,
     2,939 shares (cost - $48,133)                                 39,913
    Fully Managed Series,
     9,667 shares (cost - $154,885)                               147,228
    Multiple Allocation Series,
     27,326 shares (cost - $365,906)                              346,218
    Capital Appreciation Series,
     7,432 shares (cost - $141,985)                               134,444
    Rising Dividends Series,
     37,039 shares (cost - $810,250)                              815,224
    Emerging Markets Series,
     2,844 shares (cost - $26,347)                                 19,001
    Value Equity Series,
     7,092 shares (cost - $119,569)                               112,614
    Strategic Equity Series,
     4,343 shares (cost - $56,807)                                 55,684
    Small Cap Series,
     12,986 shares (cost - $186,284)                              208,158
    Managed Global Series,
     12,624 shares (cost - $161,472)                              179,130
    Liquid Asset Series,
     125,651 shares (cost - $125,651)                             125,651
    Mid-Cap Growth Series,
     44,121 shares (cost - $758,268)                              798,586
    Growth & Income Series,
     28,714 shares (cost - $420,714)                              448,508
    Research Series,
     122,171 shares (cost - $2,343,717)                         2,481,286
    Total Return Series,
     108,899 shares (cost - $1,721,481)                         1,720,790
    Value + Growth Series,
     26,987 shares (cost - $389,543)                              421,543









           FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                            SEPARATE ACCOUNT NY-B
                      STATEMENT OF ASSETS AND LIABILITY
                             DECEMBER 31, 1998
                                (CONTINUED)

                                                               COMBINED
                                                             _____________
ASSETS - Continued
  Greenwich Street Series Fund Inc.:
    Appreciation Portfolio,
     175,647 shares (cost - $3,476,049)                        $3,716,689
  Smith Barney Concert Allocation Series Inc.:
    Select High Growth Portfolio,
     127,628 shares (cost - $1,494,093)                         1,606,842
    Select Growth Portfolio,
     204,918 shares (cost - $2,379,516)                         2,563,524
    Select Balanced Portfolio,
     306,820 shares (cost - $3,508,997)                         3,660,367
    Select Conservative Portfolio,
     133,265 shares (cost - $1,505,801)                         1,549,872
    Select Income Portfolio,
     13,570 shares (cost - 154,004)                               157,141
  Travelers Series Fund Inc.:
    Smith Barney Money Market Portfolio,
     2,287,109 shares (cost - $2,287,109)                       2,287,109
    Smith Barney Large Cap Value Portfolio,
     108,632 shares (cost - $2,129,987)                         2,195,458
    Smith Barney International Equity Portfolio,
     33,574 shares (cost - $469,875)                              461,304
    Smith Barney High Income Portfolio,
     27,146 shares (cost - $351,610)                              343,664
                                                             _____________
    TOTAL ASSETS (cost - $25,702,168)                          26,717,413

LIABILITY
 Payable to First Golden American Life Insurance Company of
  New York for charges and fees                                    18,211
                                                             _____________
    TOTAL NET ASSETS                                          $26,699,202
                                                             =============


See accompanying notes.













              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                            SEPARATE ACCOUNT NY-B
                           STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED

                                          Limited
                                          Maturity       Hard         All-
                                            Bond        Assets       Growth
                                          Division     Division     Division
                                        ______________________________________
NET INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                  $4,057         $807           --
  Capital gains distributions                    --          518         $470
                                        ______________________________________
 TOTAL INVESTMENT INCOME                      4,057        1,325          470

 Expenses:
  Mortality and expense risk and
   other charges                                988          140          432
  Annual administrative charges                  44           14           34
  Contingent deferred sales charges               8           --           12
                                        ______________________________________
 TOTAL EXPENSES                               1,040          154          478
                                        ______________________________________
 NET INVESTMENT INCOME (LOSS)                 3,017        1,171           (8)

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments      1,392          (82)        (177)
 Net unrealized appreciation
  (depreciation) of investments                 203       (5,017)      14,043
                                        ______________________________________
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   $4,612      ($3,928)     $13,858
                                        ======================================

(a) Commencement of operations, February 11, 1998
(b) Commencement of operations, March 12, 1998















See accompanying notes.

               FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                             STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED
                                  (CONTINUED)

                                            Real        Fully       Multiple
                                           Estate      Managed     Allocation
                                          Division     Division     Division
                                        ______________________________________
NET INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                  $1,915       $4,319      $17,406
  Capital gains distributions                 3,602        8,029       18,777
                                        ______________________________________
 TOTAL INVESTMENT INCOME                      5,517       12,348       36,183

 Expenses:
  Mortality and expense risk and
   other charges                                335        1,241        1,880
  Annual administrative charges                  34          102          193
  Contingent deferred sales charges              29           --           --
                                        ______________________________________
 TOTAL EXPENSES                                 398        1,343        2,073
                                        ______________________________________
 NET INVESTMENT INCOME (LOSS)                 5,119       11,005       34,110

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments        (57)         140          189
 Net unrealized appreciation
  (depreciation) of investments              (8,862)      (7,735)     (18,339)
                                        ______________________________________
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  ($3,800)      $3,410      $15,960
                                        ======================================

(a) Commencement of operations, February 11, 1998
(b) Commencement of operations, March 12, 1998














See accompanying notes.


              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                             STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED
                                  (CONTINUED)

                                          Capital       Rising      Emerging
                                        Appreciation  Dividends     Markets
                                          Division     Division     Division
                                        ______________________________________
NET INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                  $1,695       $3,635           --
  Capital gains distributions                 9,864       26,986           --
                                        ______________________________________
 TOTAL INVESTMENT INCOME                     11,559       30,621           --

 Expenses:
  Mortality and expense risk and
   other charges                              1,035        6,073         $221
  Annual administrative charges                  99          367            8
  Contingent deferred sales charges              27           74           --
                                        ______________________________________
 TOTAL EXPENSES                               1,161        6,514          229
                                        ______________________________________
 NET INVESTMENT INCOME (LOSS)                10,398       24,107         (229)

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments     (1,319)       9,972         (111)
 Net unrealized appreciation
  (depreciation) of investments              (7,271)        (683)      (4,156)
                                        ______________________________________
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   $1,808      $33,396      ($4,496)
                                        ======================================

(a) Commencement of operations, February 11, 1998
(b) Commencement of operations, March 12, 1998














See accompanying notes.


              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                             STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED
                                  (CONTINUED)

                                           Value      Strategic      Small
                                           Equity       Equity        Cap
                                          Division     Division     Division
                                        ______________________________________
NET INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                  $2,451       $1,485           --
  Capital gains distributions                   902        2,075           --
                                        ______________________________________
 TOTAL INVESTMENT INCOME                      3,353        3,560           --

 Expenses:
  Mortality and expense risk and
   other charges                              1,136          436       $1,216
  Annual administrative charges                  93           30          118
  Contingent deferred sales charges             227           --           64
                                        ______________________________________
 TOTAL EXPENSES                               1,456          466        1,398
                                        ______________________________________
 NET INVESTMENT INCOME (LOSS)                 1,897        3,094       (1,398)

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments     (1,535)          43          108
 Net unrealized appreciation
  (depreciation) of investments              (3,654)      (2,309)      22,839
                                        ______________________________________
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  ($3,292)        $828      $21,549
                                        ======================================

(a) Commencement of operations, February 11, 1998
(b) Commencement of operations, March 12, 1998














See accompanying notes.


              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                             STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED
                                  (CONTINUED)

                                          Managed       Liquid      Mid-Cap
                                           Global       Asset        Growth
                                          Division   Division(b)    Division
                                        ______________________________________
NET INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                  $2,457       $3,454      $31,084
  Capital gains distributions                 4,935           --           --
                                        ______________________________________
 TOTAL INVESTMENT INCOME                      7,392        3,454       31,084

 Expenses:
  Mortality and expense risk and
   other charges                              1,535          903        4,897
  Annual administrative charges                 126           65          629
  Contingent deferred sales charges             131            4          383
                                        ______________________________________
 TOTAL EXPENSES                               1,792          972        5,909
                                        ______________________________________
 NET INVESTMENT INCOME (LOSS)                 5,600        2,482       25,175

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments        (94)          --        1,857
 Net unrealized appreciation
  (depreciation) of investments              21,964           --       43,328
                                        ______________________________________
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  $27,470       $2,482      $70,360
                                        ======================================

(a) Commencement of operations, February 11, 1998
(b) Commencement of operations, March 12, 1998













See accompanying notes.



              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                             STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED
                                  (CONTINUED)

                                          Growth &                   Total
                                           Income      Research      Return
                                          Division     Division     Division
                                        ______________________________________
NET INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                  $7,709     $122,748      $92,006
  Capital gains distributions                    --           --           --
                                        ______________________________________
 TOTAL INVESTMENT INCOME                      7,709      122,748       92,006

 Expenses:
  Mortality and expense risk and
   other charges                              2,370       16,675       12,840
  Annual administrative charges                  98        2,191        1,186
  Contingent deferred sales charges              68        1,110          268
                                        ______________________________________
 TOTAL EXPENSES                               2,536       19,976       14,294
                                        ______________________________________
 NET INVESTMENT INCOME (LOSS)                 5,173      102,772       77,712

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments     (2,689)       3,010          682
 Net unrealized appreciation
  (depreciation) of investments              28,182      141,414          458
                                        ______________________________________
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  $30,666     $247,196      $78,852
                                        ======================================

(a) Commencement of operations, February 11, 1998
(b) Commencement of operations, March 12, 1998













See accompanying notes.



              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                             STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED
                                  (CONTINUED)

                                                                     Select
                                          Value +                     High
                                           Growth    Appreciation    Growth
                                          Division     Division     Division
                                        ______________________________________
NET INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                 $15,295      $22,592       $7,182
  Capital gains distributions                    --       89,080           --
                                        ______________________________________
 TOTAL INVESTMENT INCOME                     15,295      111,672        7,182

 Expenses:
  Mortality and expense risk and
   other charges                              2,639       27,089       13,467
  Annual administrative charges                 205        3,339        2,037
  Contingent deferred sales charges             194        4,310        6,420
                                        ______________________________________
 TOTAL EXPENSES                               3,038       34,738       21,924
                                        ______________________________________
 NET INVESTMENT INCOME (LOSS)                12,257       76,934      (14,742)

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments     (2,543)       1,129        3,082
 Net unrealized appreciation
  (depreciation) of investments              38,290      251,837      114,108
                                        ______________________________________
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                  $48,004     $329,900     $102,448
                                        ======================================

(a) Commencement of operations, February 11, 1998
(b) Commencement of operations, March 12, 1998














See accompanying notes.

              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                             STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED
                                  (CONTINUED)

                                           Select       Select       Select
                                           Growth      Balanced   Conservative
                                          Division     Division     Division
                                        ______________________________________
NET INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                 $16,153      $34,434      $18,972
  Capital gains distributions                    --           --           --
                                        ______________________________________
 TOTAL INVESTMENT INCOME                     16,153       34,434       18,972

 Expenses:
  Mortality and expense risk and
   other charges                             22,122       29,596       14,092
  Annual administrative charges               2,513        1,809          611
  Contingent deferred sales charges           3,681       10,390           51
                                        ______________________________________
 TOTAL EXPENSES                              28,316       41,795       14,754
                                        ______________________________________
 NET INVESTMENT INCOME (LOSS)               (12,163)      (7,361)       4,218

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments      4,062        3,647        4,927
 Net unrealized appreciation
  (depreciation) of investments             174,548      143,123       36,419
                                        ______________________________________
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                 $166,447     $139,409      $45,564
                                        ======================================

(a) Commencement of operations, February 11, 1998
(b) Commencement of operations, March 12, 1998













See accompanying notes.


              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                             STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED
                                  (CONTINUED)

                                                        Smith        Smith
                                                        Barney       Barney
                                           Select       Money      Large Cap
                                           Income       Market       Value
                                        Division(a)    Division     Division
                                        ______________________________________
NET INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                    $945      $54,079      $12,948
  Capital gains distributions                    --           --       32,373
                                        ______________________________________
 TOTAL INVESTMENT INCOME                        945       54,079       45,321

 Expenses:
  Mortality and expense risk and
   other charges                                901       14,886       16,479
  Annual administrative charges                  50          512        1,358
  Contingent deferred sales charges              --           --          283
                                        ______________________________________
 TOTAL EXPENSES                                 951       15,398       18,120
                                        ______________________________________
 NET INVESTMENT INCOME (LOSS)                    (6)      38,681       27,201

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments         18           --        1,374
 Net unrealized appreciation
  (depreciation) of investments               3,137           --       53,676
                                        ______________________________________
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   $3,149      $38,681      $82,251
                                        ======================================

(a) Commencement of operations, February 11, 1998
(b) Commencement of operations, March 12, 1998














See accompanying notes.
              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                             STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 1998, EXCEPT AS NOTED
                                  (CONTINUED)

                                           Smith        Smith
                                           Barney       Barney
                                        International    High
                                           Equity       Income
                                          Division     Division     Combined
                                        ______________________________________
NET INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                      --       $8,243     $488,071
  Capital gains distributions                    --        1,897      199,508
                                        ______________________________________
 TOTAL INVESTMENT INCOME                         --       10,140      687,579

 Expenses:
  Mortality and expense risk and
   other charges                             $3,665        2,436      201,725
  Annual administrative charges                 366          243       18,474
  Contingent deferred sales charges             370          929       29,033
                                        ______________________________________
 TOTAL EXPENSES                               4,401        3,608      249,232
                                        ______________________________________
 NET INVESTMENT INCOME (LOSS)                (4,401)       6,532      438,347

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments        297          289       27,611
 Net unrealized appreciation
  (depreciation) of investments              (6,646)      (9,106)   1,013,791
                                        ______________________________________
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                 ($10,750)     ($2,285)  $1,479,749
                                        ======================================

(a) Commencement of operations, February 11, 1998
(b) Commencement of operations, March 12, 1998













See accompanying notes.

             FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED

                                                                     Limited
                                                                    Maturity
                                                                      Bond
                                                                   Division(n)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                            $600
  Net realized gain (loss) on investments                                   --
  Net unrealized appreciation (depreciation) of investments               (548)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations           52

 Changes from principal transactions:
  Purchase payments                                                     10,001
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions             --
                                                                  _____________
  Increase in net assets derived from principal transactions            10,001
                                                                  _____________
 Total increase                                                         10,053
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         10,053



























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Limited
                                                                    Maturity
                                                                      Bond
                                                                   Division(n)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $3,017
  Net realized gain (loss) on investments                                1,392
  Net unrealized appreciation (depreciation) of investments                203
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        4,612

 Changes from principal transactions:
  Purchase payments                                                      4,243
  Contract distributions and terminations                               (5,921)
  Transfer payments from (to) Fixed Account and other Divisions         12,241
                                                                  _____________
  Increase in net assets derived from principal transactions            10,563
                                                                  _____________
 Total increase                                                         15,175
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                        $25,228
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Hard
                                                                     Assets
                                                                   Division(o)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                            $902
  Net realized gain (loss) on investments                                   --
  Net unrealized appreciation (depreciation) of investments             (1,004)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations         (102)

 Changes from principal transactions:
  Purchase payments                                                      4,999
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions             --
                                                                  _____________
  Increase in net assets derived from principal transactions             4,999
                                                                  _____________
 Total increase                                                          4,897
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                          4,897



























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Hard
                                                                     Assets
                                                                   Division(o)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $1,171
  Net realized gain (loss) on investments                                  (82)
  Net unrealized appreciation (depreciation) of investments             (5,017)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (3,928)

 Changes from principal transactions:
  Purchase payments                                                     10,986
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          2,411
                                                                  _____________
  Increase in net assets derived from principal transactions            13,397
                                                                  _____________
 Total increase                                                          9,469
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                        $14,366
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      All-
                                                                     Growth
                                                                   Division(e)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                            $197
  Net realized gain (loss) on investments                                    1
  Net unrealized appreciation (depreciation) of investments               (327)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations         (129)

 Changes from principal transactions:
  Purchase payments                                                      5,000
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          3,429
                                                                  _____________
  Increase in net assets derived from principal transactions             8,429
                                                                  _____________
 Total increase                                                          8,300
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                          8,300


























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      All-
                                                                     Growth
                                                                   Division(e)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                             ($8)
  Net realized gain (loss) on investments                                 (177)
  Net unrealized appreciation (depreciation) of investments             14,043
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       13,858

 Changes from principal transactions:
  Purchase payments                                                     52,783
  Contract distributions and terminations                               (2,091)
  Transfer payments from (to) Fixed Account and other Divisions          8,932
                                                                  _____________
  Increase in net assets derived from principal transactions            59,624
                                                                  _____________
 Total increase                                                         73,482
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                        $81,782
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Real
                                                                     Estate
                                                                   Division(a)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                            $703
  Net realized gain (loss) on investments                                    6
  Net unrealized appreciation (depreciation) of investments                642
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        1,351

 Changes from principal transactions:
  Purchase payments                                                      8,370
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          2,450
                                                                  _____________
  Increase in net assets derived from principal transactions            10,820
                                                                  _____________
 Total increase                                                         12,171
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         12,171



























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Real
                                                                     Estate
                                                                   Division(a)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $5,119
  Net realized gain (loss) on investments                                  (57)
  Net unrealized appreciation (depreciation) of investments             (8,862)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (3,800)

 Changes from principal transactions:
  Purchase payments                                                     23,949
  Contract distributions and terminations                               (1,942)
  Transfer payments from (to) Fixed Account and other Divisions          9,503
                                                                  _____________
  Increase in net assets derived from principal transactions            31,510
                                                                  _____________
 Total increase                                                         27,710
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                        $39,881
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Fully
                                                                     Managed
                                                                   Division(a)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $2,352
  Net realized gain (loss) on investments                                   12
  Net unrealized appreciation (depreciation) of investments                 78
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        2,442

 Changes from principal transactions:
  Purchase payments                                                     26,106
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          4,900
                                                                  _____________
  Increase in net assets derived from principal transactions            31,006
                                                                  _____________
 Total increase                                                         33,448
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         33,448



























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Fully
                                                                     Managed
                                                                   Division(a)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $11,005
  Net realized gain (loss) on investments                                  140
  Net unrealized appreciation (depreciation) of investments             (7,735)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        3,410

 Changes from principal transactions:
  Purchase payments                                                     75,951
  Contract distributions and terminations                               (2,915)
  Transfer payments from (to) Fixed Account and other Divisions         37,266
                                                                  _____________
  Increase in net assets derived from principal transactions           110,302
                                                                  _____________
 Total increase                                                        113,712
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $147,160
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Multiple
                                                                   Allocation
                                                                   Division(a)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $2,119
  Net realized gain (loss) on investments                                    8
  Net unrealized appreciation (depreciation) of investments             (1,349)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations          778

 Changes from principal transactions:
  Purchase payments                                                     22,315
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          2,450
                                                                  _____________
  Increase in net assets derived from principal transactions            24,765
                                                                  _____________
 Total increase                                                         25,543
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         25,543



























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Multiple
                                                                   Allocation
                                                                   Division(a)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $34,110
  Net realized gain (loss) on investments                                  189
  Net unrealized appreciation (depreciation) of investments            (18,339)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       15,960

 Changes from principal transactions:
  Purchase payments                                                    102,392
  Contract distributions and terminations                               (2,978)
  Transfer payments from (to) Fixed Account and other Divisions        205,138
                                                                  _____________
  Increase in net assets derived from principal transactions           304,552
                                                                  _____________
 Total increase                                                        320,512
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $346,055
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Capital
                                                                  Appreciation
                                                                   Division(c)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $1,278
  Net realized gain (loss) on investments                                    4
  Net unrealized appreciation (depreciation) of investments               (270)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        1,012

 Changes from principal transactions:
  Purchase payments                                                     15,165
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions             --
                                                                  _____________
  Increase in net assets derived from principal transactions            15,165
                                                                  _____________
 Total increase                                                         16,177
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         16,177


























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Capital
                                                                  Appreciation
                                                                   Division(c)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $10,398
  Net realized gain (loss) on investments                               (1,319)
  Net unrealized appreciation (depreciation) of investments             (7,271)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        1,808

 Changes from principal transactions:
  Purchase payments                                                    106,557
  Contract distributions and terminations                               (2,271)
  Transfer payments from (to) Fixed Account and other Divisions         12,077
                                                                  _____________
  Increase in net assets derived from principal transactions           116,363
                                                                  _____________
 Total increase                                                        118,171
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $134,348
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Rising
                                                                    Dividends
                                                                   Division(a)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $3,038
  Net realized gain (loss) on investments                                   51
  Net unrealized appreciation (depreciation) of investments              5,657
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        8,746

 Changes from principal transactions:
  Purchase payments                                                    146,447
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions         11,767
                                                                  _____________
  Increase in net assets derived from principal transactions           158,214
                                                                  _____________
 Total increase                                                        166,960
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                        166,960


























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Rising
                                                                    Dividends
                                                                   Division(a)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $24,107
  Net realized gain (loss) on investments                                9,972
  Net unrealized appreciation (depreciation) of investments               (683)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       33,396

 Changes from principal transactions:
  Purchase payments                                                    502,600
  Contract distributions and terminations                              (30,903)
  Transfer payments from (to) Fixed Account and other Divisions        142,849
                                                                  _____________
  Increase in net assets derived from principal transactions           614,546
                                                                  _____________
 Total increase                                                        647,942
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $814,902
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Emerging
                                                                     Markets
                                                                   Division(e)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                            ($68)
  Net realized gain (loss) on investments                                  (15)
  Net unrealized appreciation (depreciation) of investments             (3,190)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (3,273)

 Changes from principal transactions:
  Purchase payments                                                     17,317
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          1,717
                                                                  _____________
  Increase in net assets derived from principal transactions            19,034
                                                                  _____________
 Total increase                                                         15,761
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         15,761


























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Emerging
                                                                     Markets
                                                                   Division(e)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           ($229)
  Net realized gain (loss) on investments                                 (111)
  Net unrealized appreciation (depreciation) of investments             (4,156)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (4,496)

 Changes from principal transactions:
  Purchase payments                                                      3,608
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          4,120
                                                                  _____________
  Increase in net assets derived from principal transactions             7,728
                                                                  _____________
 Total increase                                                          3,232
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                        $18,993
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Value
                                                                     Equity
                                                                   Division(d)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $3,043
  Net realized gain (loss) on investments                                    2
  Net unrealized appreciation (depreciation) of investments             (3,301)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations         (256)

 Changes from principal transactions:
  Purchase payments                                                     38,774
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions             --
                                                                  _____________
  Increase in net assets derived from principal transactions            38,774
                                                                  _____________
 Total increase                                                         38,518
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         38,518


























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Value
                                                                     Equity
                                                                   Division(d)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $1,897
  Net realized gain (loss) on investments                               (1,535)
  Net unrealized appreciation (depreciation) of investments             (3,654)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (3,292)

 Changes from principal transactions:
  Purchase payments                                                     71,576
  Contract distributions and terminations                               (7,632)
  Transfer payments from (to) Fixed Account and other Divisions         13,355
                                                                  _____________
  Increase in net assets derived from principal transactions            77,299
                                                                  _____________
 Total increase                                                         74,007
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $112,525
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Strategic
                                                                     Equity
                                                                   Division(a)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                            $755
  Net realized gain (loss) on investments                                   10
  Net unrealized appreciation (depreciation) of investments              1,186
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        1,951

 Changes from principal transactions:
  Purchase payments                                                     13,676
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          2,450
                                                                  _____________
  Increase in net assets derived from principal transactions            16,126
                                                                  _____________
 Total increase                                                         18,077
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         18,077



























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Strategic
                                                                     Equity
                                                                   Division(a)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $3,094
  Net realized gain (loss) on investments                                   43
  Net unrealized appreciation (depreciation) of investments             (2,309)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations          828

 Changes from principal transactions:
  Purchase payments                                                         --
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions         36,747
                                                                  _____________
  Increase in net assets derived from principal transactions            36,747
                                                                  _____________
 Total increase                                                         37,575
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                        $55,652
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Small
                                                                       Cap
                                                                   Division(b)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           ($142)
  Net realized gain (loss) on investments                                   13
  Net unrealized appreciation (depreciation) of investments               (965)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (1,094)

 Changes from principal transactions:
  Purchase payments                                                     39,418
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          5,883
                                                                  _____________
  Increase in net assets derived from principal transactions            45,301
                                                                  _____________
 Total increase                                                         44,207
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         44,207


























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Small
                                                                       Cap
                                                                   Division(b)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         ($1,398)
  Net realized gain (loss) on investments                                  108
  Net unrealized appreciation (depreciation) of investments             22,839
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       21,549

 Changes from principal transactions:
  Purchase payments                                                     79,797
  Contract distributions and terminations                               (3,119)
  Transfer payments from (to) Fixed Account and other Divisions         65,610
                                                                  _____________
  Increase in net assets derived from principal transactions           142,288
                                                                  _____________
 Total increase                                                        163,837
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $208,044
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Managed
                                                                     Global
                                                                   Division(b)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $2,340
  Net realized gain (loss) on investments                                   --
  Net unrealized appreciation (depreciation) of investments             (4,306)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (1,966)

 Changes from principal transactions:
  Purchase payments                                                     32,435
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          4,167
                                                                  _____________
  Increase in net assets derived from principal transactions            36,602
                                                                  _____________
 Total increase                                                         34,636
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         34,636



























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Managed
                                                                     Global
                                                                   Division(b)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $5,600
  Net realized gain (loss) on investments                                  (94)
  Net unrealized appreciation (depreciation) of investments             21,964
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       27,470

 Changes from principal transactions:
  Purchase payments                                                     85,280
  Contract distributions and terminations                               (7,541)
  Transfer payments from (to) Fixed Account and other Divisions         39,165
                                                                  _____________
  Increase in net assets derived from principal transactions           116,904
                                                                  _____________
 Total increase                                                        144,374
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $179,010
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Liquid
                                                                      Asset
                                                                   Division(q)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                              --
  Net realized gain (loss) on investments                                   --
  Net unrealized appreciation (depreciation) of investments                 --
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations           --

 Changes from principal transactions:
  Purchase payments                                                         --
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions             --
                                                                  _____________
  Increase in net assets derived from principal transactions                --
                                                                  _____________
 Total increase                                                             --
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                             --


























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Liquid
                                                                      Asset
                                                                   Division(q)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $2,482
  Net realized gain (loss) on investments                                   --
  Net unrealized appreciation (depreciation) of investments                 --
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        2,482

 Changes from principal transactions:
  Purchase payments                                                    404,872
  Contract distributions and terminations                               (4,052)
  Transfer payments from (to) Fixed Account and other Divisions       (277,715)
                                                                  _____________
  Increase in net assets derived from principal transactions           123,105
                                                                  _____________
 Total increase                                                        125,587
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $125,587
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Mid-Cap
                                                                     Growth
                                                                   Division(b)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $2,668
  Net realized gain (loss) on investments                                   14
  Net unrealized appreciation (depreciation) of investments             (3,010)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations         (328)

 Changes from principal transactions:
  Purchase payments                                                     17,788
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions         61,644
                                                                  _____________
  Increase in net assets derived from principal transactions            79,432
                                                                  _____________
 Total increase                                                         79,104
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         79,104


























               FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Mid-Cap
                                                                     Growth
                                                                   Division(b)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $25,175
  Net realized gain (loss) on investments                                1,857
  Net unrealized appreciation (depreciation) of investments             43,328
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       70,360

 Changes from principal transactions:
  Purchase payments                                                    165,922
  Contract distributions and terminations                               (9,513)
  Transfer payments from (to) Fixed Account and other Divisions        492,058
                                                                  _____________
  Increase in net assets derived from principal transactions           648,467
                                                                  _____________
 Total increase                                                        718,827
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $797,931
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Growth &
                                                                     Income
                                                                   Division(e)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                            $385
  Net realized gain (loss) on investments                                    1
  Net unrealized appreciation (depreciation) of investments               (388)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations           (2)

 Changes from principal transactions:
  Purchase payments                                                         --
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions          5,150
                                                                  _____________
  Increase in net assets derived from principal transactions             5,150
                                                                  _____________
 Total increase                                                          5,148
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                          5,148



























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Growth &
                                                                     Income
                                                                   Division(e)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $5,173
  Net realized gain (loss) on investments                               (2,689)
  Net unrealized appreciation (depreciation) of investments             28,182
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       30,666

 Changes from principal transactions:
  Purchase payments                                                    294,490
  Contract distributions and terminations                               (9,417)
  Transfer payments from (to) Fixed Account and other Divisions        127,530
                                                                  _____________
  Increase in net assets derived from principal transactions           412,603
                                                                  _____________
 Total increase                                                        443,269
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $448,417
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Research
                                                                   Division(d)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $5,891
  Net realized gain (loss) on investments                                   (9)
  Net unrealized appreciation (depreciation) of investments             (3,845)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        2,037

 Changes from principal transactions:
  Purchase payments                                                     31,272
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions        225,882
                                                                  _____________
  Increase in net assets derived from principal transactions           257,154
                                                                  _____________
 Total increase                                                        259,191
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                        259,191



























               FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)


                                                                    Research
                                                                   Division(d)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                        $102,772
  Net realized gain (loss) on investments                                3,010
  Net unrealized appreciation (depreciation) of investments            141,414
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations      247,196

 Changes from principal transactions:
  Purchase payments                                                    360,909
  Contract distributions and terminations                              (45,655)
  Transfer payments from (to) Fixed Account and other Divisions      1,657,534
                                                                  _____________
  Increase in net assets derived from principal transactions         1,972,788
                                                                  _____________
 Total increase                                                      2,219,984
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                     $2,479,175
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Total
                                                                     Return
                                                                   Division(d)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $7,181
  Net realized gain (loss) on investments                                   11
  Net unrealized appreciation (depreciation) of investments             (1,149)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        6,043

 Changes from principal transactions:
  Purchase payments                                                     17,715
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions        225,115
                                                                  _____________
  Increase in net assets derived from principal transactions           242,830
                                                                  _____________
 Total increase                                                        248,873
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                        248,873


























               FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Total
                                                                     Return
                                                                   Division(d)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $77,712
  Net realized gain (loss) on investments                                  682
  Net unrealized appreciation (depreciation) of investments                458
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       78,852

 Changes from principal transactions:
  Purchase payments                                                    512,655
  Contract distributions and terminations                              (22,799)
  Transfer payments from (to) Fixed Account and other Divisions        902,063
                                                                  _____________
  Increase in net assets derived from principal transactions         1,391,919
                                                                  _____________
 Total increase                                                      1,470,771
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                     $1,719,644
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Value +
                                                                     Growth
                                                                   Division(k)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           ($168)
  Net realized gain (loss) on investments                                  (15)
  Net unrealized appreciation (depreciation) of investments             (6,290)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (6,473)

 Changes from principal transactions:
  Purchase payments                                                     46,752
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions             --
                                                                  _____________
  Increase in net assets derived from principal transactions            46,752
                                                                  _____________
 Total increase                                                         40,279
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         40,279


























               FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Value +
                                                                     Growth
                                                                   Division(k)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $12,257
  Net realized gain (loss) on investments                               (2,543)
  Net unrealized appreciation (depreciation) of investments             38,290
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       48,004

 Changes from principal transactions:
  Purchase payments                                                    224,415
  Contract distributions and terminations                              (14,318)
  Transfer payments from (to) Fixed Account and other Divisions        122,959
                                                                  _____________
  Increase in net assets derived from principal transactions           333,056
                                                                  _____________
 Total increase                                                        381,060
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $421,339
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Appre-
                                                                     ciation
                                                                   Division(h)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $18,921
  Net realized gain (loss) on investments                                    5
  Net unrealized appreciation (depreciation) of investments            (11,197)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        7,729

 Changes from principal transactions:
  Purchase payments                                                     16,390
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions        332,433
                                                                  _____________
  Increase in net assets derived from principal transactions           348,823
                                                                  _____________
 Total increase                                                        356,552
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                        356,552


























               FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Appre-
                                                                     ciation
                                                                   Division(h)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $76,934
  Net realized gain (loss) on investments                                1,129
  Net unrealized appreciation (depreciation) of investments            251,837
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations      329,900

 Changes from principal transactions:
  Purchase payments                                                    246,628
  Contract distributions and terminations                             (104,211)
  Transfer payments from (to) Fixed Account and other Divisions      2,884,568
                                                                  _____________
  Increase in net assets derived from principal transactions         3,026,985
                                                                  _____________
 Total increase                                                      3,356,885
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                     $3,713,437
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Select
                                                                      High
                                                                     Growth
                                                                   Division(l)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           ($694)
  Net realized gain (loss) on investments                                  (21)
  Net unrealized appreciation (depreciation) of investments             (1,359)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (2,074)

 Changes from principal transactions:
  Purchase payments                                                     25,235
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions        186,535
                                                                  _____________
  Increase in net assets derived from principal transactions           211,770
                                                                  _____________
 Total increase                                                        209,696
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                        209,696

























               FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Select
                                                                      High
                                                                     Growth
                                                                   Division(l)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                        ($14,742)
  Net realized gain (loss) on investments                                3,082
  Net unrealized appreciation (depreciation) of investments            114,108
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations      102,448

 Changes from principal transactions:
  Purchase payments                                                     29,101
  Contract distributions and terminations                             (103,262)
  Transfer payments from (to) Fixed Account and other Divisions      1,366,959
                                                                  _____________
  Increase in net assets derived from principal transactions         1,292,798
                                                                  _____________
 Total increase                                                      1,395,246
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                     $1,604,942
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Select
                                                                     Growth
                                                                   Division(i)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         ($1,426)
  Net realized gain (loss) on investments                                  (11)
  Net unrealized appreciation (depreciation) of investments              9,460
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        8,023

 Changes from principal transactions:
  Purchase payments                                                    217,030
  Contract distributions and terminations                                 (200)
  Transfer payments from (to) Fixed Account and other Divisions        476,090
                                                                  _____________
  Increase in net assets derived from principal transactions           692,920
                                                                  _____________
 Total increase                                                        700,943
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                        700,943


























               FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Select
                                                                     Growth
                                                                   Division(i)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                        ($12,163)
  Net realized gain (loss) on investments                                4,062
  Net unrealized appreciation (depreciation) of investments            174,548
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations      166,447

 Changes from principal transactions:
  Purchase payments                                                    192,819
  Contract distributions and terminations                              (81,738)
  Transfer payments from (to) Fixed Account and other Divisions      1,582,676
                                                                  _____________
  Increase in net assets derived from principal transactions         1,693,757
                                                                  _____________
 Total increase                                                      1,860,204
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                     $2,561,147
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.






              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Select
                                                                    Balanced
                                                                   Division(j)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         ($1,777)
  Net realized gain (loss) on investments                                    5
  Net unrealized appreciation (depreciation) of investments              8,247
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        6,475

 Changes from principal transactions:
  Purchase payments                                                    103,562
  Contract distributions and terminations                                 (600)
  Transfer payments from (to) Fixed Account and other Divisions        730,435
                                                                  _____________
  Increase in net assets derived from principal transactions           833,397
                                                                  _____________
 Total increase                                                        839,872
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                        839,872



























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Select
                                                                    Balanced
                                                                   Division(j)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         ($7,361)
  Net realized gain (loss) on investments                                3,647
  Net unrealized appreciation (depreciation) of investments            143,123
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations      139,409

 Changes from principal transactions:
  Purchase payments                                                    265,944
  Contract distributions and terminations                             (162,374)
  Transfer payments from (to) Fixed Account and other Divisions      2,575,782
                                                                  _____________
  Increase in net assets derived from principal transactions         2,679,352
                                                                  _____________
 Total increase                                                      2,818,761
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                     $3,658,633
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Select
                                                                  Conservative
                                                                   Division(m)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         ($1,439)
  Net realized gain (loss) on investments                                  (11)
  Net unrealized appreciation (depreciation) of investments              7,652
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        6,202

 Changes from principal transactions:
  Purchase payments                                                     11,009
  Contract distributions and terminations                               (1,648)
  Transfer payments from (to) Fixed Account and other Divisions        641,485
                                                                  _____________
  Increase in net assets derived from principal transactions           650,846
                                                                  _____________
 Total increase                                                        657,048
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                        657,048


























               FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Select
                                                                  Conservative
                                                                   Division(m)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $4,218
  Net realized gain (loss) on investments                                4,927
  Net unrealized appreciation (depreciation) of investments             36,419
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       45,564

 Changes from principal transactions:
  Purchase payments                                                     30,578
  Contract distributions and terminations                              (21,156)
  Transfer payments from (to) Fixed Account and other Divisions        837,276
                                                                  _____________
  Increase in net assets derived from principal transactions           846,698
                                                                  _____________
 Total increase                                                        892,262
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                     $1,549,310
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Select
                                                                     Income
                                                                   Division(p)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                              --
  Net realized gain (loss) on investments                                   --
  Net unrealized appreciation (depreciation) of investments                 --
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations           --

 Changes from principal transactions:
  Purchase payments                                                         --
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions             --
                                                                  _____________
  Increase in net assets derived from principal transactions                --
                                                                  _____________
 Total increase                                                             --
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                             --


























               FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                     Select
                                                                     Income
                                                                   Division(p)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                             ($6)
  Net realized gain (loss) on investments                                   18
  Net unrealized appreciation (depreciation) of investments              3,137
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        3,149

 Changes from principal transactions:
  Purchase payments                                                         10
  Contract distributions and terminations                               (1,383)
  Transfer payments from (to) Fixed Account and other Divisions        155,315
                                                                  _____________
  Increase in net assets derived from principal transactions           153,942
                                                                  _____________
 Total increase                                                        157,091
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $157,091
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.





              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Smith
                                                                     Barney
                                                                      Money
                                                                     Market
                                                                   Division(f)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $6,589
  Net realized gain (loss) on investments                                   --
  Net unrealized appreciation (depreciation) of investments                 --
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations        6,589

 Changes from principal transactions:
  Purchase payments                                                  3,856,873
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions     (3,283,025)
                                                                  _____________
  Increase in net assets derived from principal transactions           573,848
                                                                  _____________
 Total increase                                                        580,437
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                        580,437
























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Smith
                                                                     Barney
                                                                      Money
                                                                     Market
                                                                   Division(f)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $38,681
  Net realized gain (loss) on investments                                   --
  Net unrealized appreciation (depreciation) of investments                 --
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       38,681

 Changes from principal transactions:
  Purchase payments                                                 16,185,163
  Contract distributions and terminations                               (1,865)
  Transfer payments from (to) Fixed Account and other Divisions    (14,516,270)
                                                                  _____________
  Increase in net assets derived from principal transactions         1,667,028
                                                                  _____________
 Total increase                                                      1,705,709
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                     $2,286,146
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Smith
                                                                     Barney
                                                                    Large Cap
                                                                      Value
                                                                   Division(g)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         ($1,020)
  Net realized gain (loss) on investments                                   12
  Net unrealized appreciation (depreciation) of investments             11,795
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       10,787

 Changes from principal transactions:
  Purchase payments                                                     35,736
  Contract distributions and terminations                                 (310)
  Transfer payments from (to) Fixed Account and other Divisions        286,757
                                                                  _____________
  Increase in net assets derived from principal transactions           322,183
                                                                  _____________
 Total increase                                                        332,970
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                        332,970
























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Smith
                                                                     Barney
                                                                    Large Cap
                                                                      Value
                                                                   Division(g)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $27,201
  Net realized gain (loss) on investments                                1,374
  Net unrealized appreciation (depreciation) of investments             53,676
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       82,251

 Changes from principal transactions:
  Purchase payments                                                     99,461
  Contract distributions and terminations                              (33,049)
  Transfer payments from (to) Fixed Account and other Divisions      1,712,477
                                                                  _____________
  Increase in net assets derived from principal transactions         1,778,889
                                                                  _____________
 Total increase                                                      1,861,140
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                     $2,194,110
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Smith
                                                                     Barney
                                                                     Inter-
                                                                    national
                                                                     Equity
                                                                   Division(h)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           ($255)
  Net realized gain (loss) on investments                                   (8)
  Net unrealized appreciation (depreciation) of investments             (1,925)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (2,188)

 Changes from principal transactions:
  Purchase payments                                                      2,279
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions         81,637
                                                                  _____________
  Increase in net assets derived from principal transactions            83,916
                                                                  _____________
 Total increase                                                         81,728
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         81,728























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Smith
                                                                     Barney
                                                                     Inter-
                                                                    national
                                                                     Equity
                                                                   Division(h)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         ($4,401)
  Net realized gain (loss) on investments                                  297
  Net unrealized appreciation (depreciation) of investments             (6,646)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations      (10,750)

 Changes from principal transactions:
  Purchase payments                                                     44,293
  Contract distributions and terminations                               (8,720)
  Transfer payments from (to) Fixed Account and other Divisions        354,375
                                                                  _____________
  Increase in net assets derived from principal transactions           389,948
                                                                  _____________
 Total increase                                                        379,198
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $460,926
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.



              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Smith
                                                                     Barney
                                                                      High
                                                                     Income
                                                                   Division(h)
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                           ($183)
  Net realized gain (loss) on investments                                    5
  Net unrealized appreciation (depreciation) of investments              1,160
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations          982

 Changes from principal transactions:
  Purchase payments                                                      3,252
  Contract distributions and terminations                                   --
  Transfer payments from (to) Fixed Account and other Divisions         49,480
                                                                  _____________
  Increase in net assets derived from principal transactions            52,732
                                                                  _____________
 Total increase                                                         53,714
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                         53,714
























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                      Smith
                                                                     Barney
                                                                      High
                                                                     Income
                                                                   Division(h)
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                          $6,532
  Net realized gain (loss) on investments                                  289
  Net unrealized appreciation (depreciation) of investments             (9,106)
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       (2,285)

 Changes from principal transactions:
  Purchase payments                                                      5,132
  Contract distributions and terminations                              (18,198)
  Transfer payments from (to) Fixed Account and other Divisions        305,058
                                                                  _____________
  Increase in net assets derived from principal transactions           291,992
                                                                  _____________
 Total increase                                                        289,707
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                       $343,421
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.




              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Combined
                                                                  _____________
NET ASSETS AT MAY 19, 1997                                                  --

INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                         $51,790
  Net realized gain (loss) on investments                                   70
  Net unrealized appreciation (depreciation) of investments              1,454
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations       53,314

 Changes from principal transactions:
  Purchase payments                                                  4,764,916
  Contract distributions and terminations                               (2,758)
  Transfer payments from (to) Fixed Account and other Divisions         58,831
                                                                  _____________
  Increase in net assets derived from principal transactions         4,820,989
                                                                  _____________
 Total increase                                                      4,874,303
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1997                                      4,874,303




























              FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              SEPARATE ACCOUNT NY-B
                        STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE YEAR ENDED DECEMBER 31, 1998 AND
              FOR THE PERIOD ENDED DECEMBER 31, 1997, EXCEPT AS NOTED
                                   (CONTINUED)

                                                                    Combined
                                                                  _____________
INCREASE IN NET ASSETS
 Operations:
  Net investment income (loss)                                        $438,347
  Net realized gain (loss) on investments                               27,611
  Net unrealized appreciation (depreciation) of investments          1,013,791
                                                                  _____________
  Net increase (decrease) in net assets resulting from operations    1,479,749

 Changes from principal transactions:
  Purchase payments                                                 20,182,114
  Contract distributions and terminations                             (709,023)
  Transfer payments from (to) Fixed Account and other Divisions        872,059
                                                                  _____________
  Increase in net assets derived from principal transactions        20,345,150
                                                                  _____________
 Total increase                                                     21,824,899
                                                                  _____________
NET ASSETS AT DECEMBER 31, 1998                                    $26,699,202
                                                                  =============


(a) Commencement of operations, May 19, 1997
(b) Commencement of operations, June 16, 1997
(c) Commencement of operations, July 1, 1997
(d) Commencement of operations, July 16, 1997
(e) Commencement of operations, August 4, 1997
(f) Commencement of operations, August 18, 1997
(g) Commencement of operations, September 2, 1997
(h) Commencement of operations, September 5, 1997
(i) Commencement of operations, September 18, 1997
(j) Commencement of operations, September 23, 1997
(k) Commencement of operations, September 24, 1997
(l) Commencement of operations, October 7, 1997
(m) Commencement of operations, October 8, 1997
(n) Commencement of operations, November 13, 1997
(o) Commencement of operations, December 3, 1997
(p) Commencement of operations, February 11, 1998
(q) Commencement of operations, March 12, 1998

See accompanying notes.








          FIRST GOLDEN AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                         SEPARATE ACCOUNT NY-B
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1998


NOTE 1 - ORGANIZATION
First Golden American Life Insurance Company of New York Separate Account NY-B (the "Account") was established by First Golden American Life Insurance Company of New York ("First Golden") to support the operations of variable annuity contracts ("Contracts"). First Golden is a wholly owned subsidiary of Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies, Inc. First Golden is primarily engaged in the issuance of variable insurance products and is licensed as a stock life insurance company in the states of New York and Delaware.

Operations of the Account commenced on May 19, 1997. The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. First Golden provides for variable accumulation and benefits under the contracts by crediting annuity considerations to one or more divisions within the Account or the Fixed Separate Account, which is not part of the Account, as directed by the Contractowners. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business First Golden may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of First Golden. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of First Golden.

At December 31, 1998, the Account had, under GoldenSelect Contracts ("DVA Plus"), nineteen investment divisions: Limited Maturity Bond, Hard Assets, All-Growth, Real Estate, Fully Managed, Multiple Allocation, Capital Appreciation, Rising Dividends, Emerging Markets, Value Equity, Strategic Equity, Small Cap, Managed Global, Liquid Asset, Mid-Cap Growth (formerly
OTC), Growth & Income, Research, Total Return, and Value + Growth. The Account also had, under Empire PrimElite Contracts ("Empire DVA"), thirteen investment divisions: Appreciation, Select High Growth, Select Growth, Select Balanced, Select Conservative, Select Income, Smith Barney Money Market, Smith Barney Large Cap Value (formerly Smith Barney Income and Growth), Smith Barney International Equity, Smith Barney High Income, Mid-Cap Growth, Research, and Total Return Divisions (collectively with the divisions noted above, "Divisions"). The assets in each Division are invested in shares of a designated series ("Series," which may also be referred to as a "Portfolio") of mutual funds of The GCG Trust, the Greenwich Street Series Fund Inc., the Smith Barney Concert Allocation Series Inc. or the Travelers Series Fund Inc. (the "Trusts"). At December 31, 1998, the following divisions were available under GoldenSelect Contracts but did not have investments: Global Fixed Income, Developing World, Growth Opportunities, PIMCO High Yield Bond, and PIMCO StocksPLUS Growth and Income.

Prior to August 14, 1998, the Account also had certain investment divisions available from the Equi-Select Series Trust. In an effort to consolidate operations, First Golden requested permission from the Securities and Exchange Commission ("SEC") to substitute shares of each Portfolio of the Equi-Select Series Trust with shares of a similar Series of The GCG Trust. On August 14, 1998, after approval from the SEC, shares of each Portfolio of the



Equi-Select Series Trust were substituted with shares of a similar Series of The GCG Trust. The consolidation resulted in the following Series being substituted from The GCG Trust:


 Equi-Select Series Trust               The GCG Trust
    Investment Division              Investment Division
___________________________      ___________________________
OTC                              Mid-Cap Growth
Research                         Research
Total Return                     Total Return
Value + Growth                   Value + Growth


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies of the
Account:

USE OF ESTIMATES: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

INVESTMENTS: Investments are made in shares of a Series or Portfolio of the Trusts and are valued at the net asset value per share of the respective Series or Portfolio of the Trusts. Investment transactions in each Series or Portfolio of the Trusts are recorded on the trade date. Distributions of net investment income and capital gains from each Series or Portfolio of the Trusts are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Series or Portfolio of the Trusts are determined on the specific identification basis.

FEDERAL INCOME TAXES: Operations of the Account form a part of, and are taxed with, the total operations of First Golden which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contractowners are excluded in the determination of the federal income tax liability of First Golden.

NOTE 3 - CHARGES AND FEES
There are two different death benefit options referred to as Standard and Annual Ratchet. Under the terms of the Contracts, certain charges are allocated to the Contracts to cover First Golden's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges:

MORTALITY AND EXPENSE RISK CHARGES: First Golden assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of 1.10% and 1.25% of the assets attributable to the Standard and Annual Ratchet, respectively, to cover these risks.

ASSET BASED ADMINISTRATIVE CHARGES: A daily charge at an annual rate of .15% of assets attributable to the Contracts is deducted daily.

ADMINISTRATIVE CHARGES: An administrative charge of $30 per Contract year is deducted from the accumulation value of the Contracts to cover ongoing administrative expenses. The charge is incurred at the beginning of the Contract processing period and deducted at the end of the Contract processing period.

CONTINGENT DEFERRED SALES CHARGES: A contingent deferred sales charge ("Surrender Charge") is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven-year period from the date a premium payment is received. The Surrender Charge is imposed at a rate of 7% during the first year of purchase declining to 6%, 5%, 4%, 3%, 2% and 1% in the second, third, fourth, fifth, sixth, and seventh years, respectively.

PREMIUM TAXES: For certain Contracts, premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the payment by First Golden depends on the annuitant's state of residence and currently ranges up to 3.5% of premiums.

FEES WAIVED: Certain charges and fees for various types of Contracts may be waived by First Golden. Currently no charges and fees are being waived.







































NOTE 4 - PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                                YEAR ENDED DECEMBER 31
                                             ___________________________
                                                         1998
                                             ___________________________
                                              PURCHASES        SALES
                                             ___________________________
The GCG Trust:
 Limited Maturity Bond Series                   $235,270       $221,658
 Hard Assets Series                               14,708            134
 All-Growth Series                                61,539          1,900
 Real Estate Series                               38,778          2,124
 Fully Managed Series                            124,010          2,642
 Multiple Allocation Series                      343,055          4,237
 Capital Appreciation Series                     162,917         36,070
 Rising Dividends Series                         719,476         80,558
 Emerging Markets Series                           7,711            210
 Value Equity Series                              87,808          8,564
 Strategic Equity Series                          40,224            370
 Small Cap Series                                144,977          3,999
 Managed Global Series                           128,677          6,075
 Liquid Asset Series                             568,535        442,884
 Mid-Cap Growth Series                           696,570         22,376
 Growth & Income Series                          507,147         89,281
 Research Series                               2,125,108         47,761
 Total Return Series                           1,522,048         51,457
 Value + Growth Series                           374,316         28,818
Greenwich Street Series Fund Inc.:
 Appreciation Portfolio                        3,149,672         42,817
Smith Barney Concert Allocation Series Inc.:
 Select High Growth Portfolio                  1,463,771        184,149
 Select Growth Portfolio                       1,748,031         64,469
 Select Balanced Portfolio                     2,896,438        223,104
 Select Conservative Portfolio                   952,350        101,016
 Select Income Portfolio                         156,208          2,222
Travelers Series Fund Inc.:
 Smith Barney Money Market Portfolio          10,349,942      8,643,728
 Smith Barney Large Cap Value Portfolio        1,832,568         25,463
 Smith Barney International Equity Portfolio     393,338          7,523
 Smith Barney High Income Portfolio              339,882         41,154
                                             ___________________________
COMBINED                                     $31,185,074    $10,386,763
                                             ===========================










                                                YEAR ENDED DECEMBER 31
                                             ___________________________
                                                         1997
                                             ___________________________
                                              PURCHASES        SALES
                                             ___________________________
The GCG Trust:
 Limited Maturity Bond Series                    $10,631            $19
 Hard Assets Series                                5,914              5
 All-Growth Series                                 8,651             16
 Real Estate Series                               11,586             56
 Fully Managed Series                             33,599            234
 Multiple Allocation Series                       27,006            115
 Capital Appreciation Series                      16,510             57
 Rising Dividends Series                         161,798            489
 Emerging Markets Series                          19,032             60
 Value Equity Series                              41,962            104
 Strategic Equity Series                          16,993             93
 Small Cap Series                                 45,283             98
 Managed Global Series                            39,096            132
 Liquid Asset Series                                  --             --
 Mid-Cap Growth Series                            82,349            146
 Growth & Income Series                            5,553             17
 Research Series                                 263,917            548
 Total Return Series                             250,608            411
 Value + Growth Series                            46,747            144
Greenwich Street Series Fund Inc.:
 Appreciation Portfolio                          368,564            504
Smith Barney Concert Allocation Series Inc.:
 Select High Growth Portfolio                    211,682            272
 Select Growth Portfolio                         692,561            658
 Select Balanced Portfolio                       833,531          1,520
 Select Conservative Portfolio                   652,178          2,627
 Select Income Portfolio                              --             --
Travelers Series Fund Inc.:
 Smith Barney Money Market Portfolio           2,759,578      2,178,683
 Smith Barney Large Cap Value Portfolio          322,245            749
 Smith Barney International Equity Portfolio      83,926            155
 Smith Barney High Income Portfolio               52,776            188
                                             ___________________________
COMBINED                                      $7,064,276     $2,188,100
                                             ===========================














NOTE 5 - SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Contractowners' transactions shown in the following table reflect gross inflows ("Purchases") and outflows ("Sales") in units for each Division.

                                                YEAR ENDED DECEMBER 31
                                             __________________________
                                                         1998
                                             __________________________
                                              PURCHASES        SALES
                                             __________________________
Limited Maturity Bond Division                    13,900        13,026
Hard Assets Division                                 769            --
All-Growth Division                                4,825           105
Real Estate Division                               1,438            86
Fully Managed Division                             5,510            80
Multiple Allocation Division                      14,526           132
Capital Appreciation Division                      6,319         1,571
Rising Dividends Division                         31,350         3,619
Emerging Markets Division                          1,106             1
Value Equity Division                              4,502           464
Strategic Equity Division                          2,640             1
Small Cap Division                                10,361           265
Managed Global Division                            9,472           429
Liquid Asset Division                             39,492        30,763
Mid-Cap Growth Division                           32,310         1,029
Growth & Income Division                          31,543         5,535
Research Division                                 97,017         2,517
Total Return Division                             84,907         3,335
Value + Growth Division                           24,811         2,069
Appreciation Division                            206,044         6,065
Select High Growth Division                      126,910        15,947
Select Growth Division                           149,805         4,774
Select Balanced Division                         253,839        19,620
Select Conservative Division                      82,952         7,887
Select Income Division                            13,837           123
Smith Barney Money Market Division             1,056,277       908,145
Smith Barney Large Cap Value Division             96,558         1,398
Smith Barney International Equity Division        26,616           367
Smith Barney High Income Division                 24,173         2,838
                                             __________________________
COMBINED                                       2,453,809     1,032,191
                                             ==========================














                                                YEAR ENDED DECEMBER 31
                                             __________________________
                                                         1997
                                             __________________________
                                              PURCHASES        SALES
                                             __________________________
Limited Maturity Bond Division                       632            --
Hard Assets Division                                 238            --
All-Growth Division                                  582            --
Real Estate Division                                 478            --
Fully Managed Division                             1,701            --
Multiple Allocation Division                       1,243            --
Capital Appreciation Division                        734            --
Rising Dividends Division                          8,313            --
Emerging Markets Division                          1,812            --
Value Equity Division                              2,104            --
Strategic Equity Division                          1,265            --
Small Cap Division                                 3,434            --
Managed Global Division                            2,969            --
Liquid Asset Division                                 --            --
Mid-Cap Growth Division                            4,268            --
Growth & Income Division                             334            --
Research Division                                 13,748            11
Total Return Division                             15,456            --
Value + Growth Division                            3,093            --
Appreciation Division                             25,446             7
Select High Growth Division                       19,327             6
Select Growth Division                            63,499            17
Select Balanced Division                          76,003            54
Select Conservative Division                      59,484           150
Select Income Division                                --            --
Smith Barney Money Market Division               259,338       206,454
Smith Barney Large Cap Value Division             18,764            22
Smith Barney International Equity Division         6,021             4
Smith Barney High Income Division                  3,916             5
                                             __________________________
COMBINED                                         594,202       206,730
                                             ==========================


















NOTE 6 - NET ASSETS
Investments at net asset value less the payable to First Golden American Life Insurance Company of New York for charges and fees at December 31, 1998 consisted of the following:

                             Limited
                             Maturity       Hard          All-         Real
                               Bond        Assets        Growth       Estate
                             Division     Division      Division     Division
                           _____________________________________________________
Unit transactions              $20,564       $18,396      $68,053       $42,330
Accumulated net investment
 income (loss) and net
 realized  gain (loss) on
 investments                     5,009         1,991           13         5,771
Net unrealized appreciation
 (depreciation) of
 investments                      (345)       (6,021)      13,716        (8,220)
                           _____________________________________________________
                               $25,228       $14,366      $81,782       $39,881
                           =====================================================

                              Fully       Multiple      Capital       Rising
                             Managed     Allocation   Appreciation   Dividends
                             Division     Division      Division     Division
                           _____________________________________________________
Unit transactions             $141,308      $329,317     $131,528      $772,760
Accumulated net investment
 income (loss) and net
 realized  gain (loss) on
 investments                    13,509        36,426       10,361        37,168
Net unrealized appreciation
 (depreciation) of
 investments                    (7,657)      (19,688)      (7,541)        4,974
                           _____________________________________________________
                              $147,160      $346,055     $134,348      $814,902
                           =====================================================
















                             Emerging       Value      Strategic       Small
                             Markets       Equity        Equity         Cap
                             Division     Division      Division     Division
                           _____________________________________________________
Unit transactions              $26,762      $116,073      $52,873      $187,589
Accumulated net investment
 income (loss) and net
 realized  gain (loss) on
 investments                      (423)        3,407        3,902        (1,419)
Net unrealized appreciation
 (depreciation) of
 investments                    (7,346)       (6,955)      (1,123)       21,874
                           _____________________________________________________
                               $18,993      $112,525      $55,652      $208,044
                           =====================================================

                             Managed       Liquid       Mid-Cap      Growth &
                              Global        Asset        Growth       Income
                             Division     Division      Division     Division
                           _____________________________________________________
Unit transactions             $153,506      $123,105     $727,899      $417,753
Accumulated net investment
 income (loss) and net
 realized  gain (loss) on
 investments                     7,846         2,482       29,714         2,870
Net unrealized appreciation
 (depreciation) of
 investments                    17,658            --       40,318        27,794
                           _____________________________________________________
                              $179,010      $125,587     $797,931      $448,417
                           =====================================================

                                            Total       Value +
                             Reseach       Return        Growth    Appreciation
                             Division     Division      Division     Division
                           _____________________________________________________
Unit transactions           $2,229,942    $1,634,749     $379,808    $3,375,808
Accumulated net investment
 income (loss) and net
 realized  gain (loss) on
 investments                   111,664        85,586        9,531        96,989
Net unrealized appreciation
 (depreciation) of
 investments                   137,569          (691)      32,000       240,640
                           _____________________________________________________
                            $2,479,175    $1,719,644     $421,339    $3,713,437
                           =====================================================



                              Select       Select        Select       Select
                           High Growth     Growth       Balanced   Conservative
                             Division     Division      Division     Division
                           _____________________________________________________
Unit transactions           $1,504,568    $2,386,677   $3,512,749    $1,497,544
Accumulated net investment
 income (loss) and net
 realized  gain (loss) on
 investments                   (12,375)       (9,538)      (5,486)        7,695
Net unrealized appreciation
 (depreciation) of
 investments                   112,749       184,008      151,370        44,071
                           _____________________________________________________
                            $1,604,942    $2,561,147   $3,658,633    $1,549,310
                           =====================================================

                                            Smith        Smith         Smith
                                           Barney        Barney       Barney
                              Select        Money      Large Cap   International
                              Income       Market        Value        Equity
                             Division     Division      Division     Division
                           _____________________________________________________
Unit transactions             $153,942    $2,240,876   $2,101,072      $473,864
Accumulated net investment
 income (loss) and net
 realized  gain (loss) on
 investments                        12        45,270       27,567        (4,367)
Net unrealized appreciation
 (depreciation) of
 investments                     3,137            --       65,471        (8,571)
                           _____________________________________________________
                              $157,091    $2,286,146   $2,194,110      $460,926
                           =====================================================



















                              Smith
                              Barney
                               High
                              Income
                             Division     Combined
                           __________________________
Unit transactions             $344,724   $25,166,139
Accumulated net investment
 income (loss) and net
 realized  gain (loss) on
 investments                     6,643       517,818
Net unrealized appreciation
 (depreciation) of
 investments                    (7,946)    1,015,245
                           __________________________
                              $343,421   $26,699,202
                           ==========================







































NOTE 7 - UNIT VALUES
Accumulation unit value information (which is based on total assets) for units outstanding by Contract type as of December 31, 1998 was as follows:

                                                                   TOTAL UNIT
      DIVISION/CONTRACT               UNITS       UNIT VALUE         VALUE
_______________________________________________________________________________
LIMITED MATURITY BOND
 Contracts in accumulation period:
  DVA PLUS - Annual Ratchet              1,506         $16.77          $25,271

HARD ASSETS
 Contracts in accumulation period:
  DVA PLUS - Annual Ratchet              1,007          14.28           14,380

ALL-GROWTH
 Contracts in accumulation period:
  DVA PLUS - Standard                       98          15.66            1,539
  DVA PLUS - Annual Ratchet              5,204          15.43           80,275
                                                                 ______________
                                                                        81,814

REAL ESTATE
 Contracts in accumulation period:
  DVA PLUS - Standard                      356          22.07            7,857
  DVA PLUS - Annual Ratchet              1,474          21.74           32,056
                                                                 ______________
                                                                        39,913

FULLY MANAGED
 Contracts in accumulation period:
  DVA PLUS - Standard                    2,619          20.84           54,594
  DVA PLUS - Annual Ratchet              4,512          20.53           92,634
                                                                 ______________
                                                                       147,228

MULTIPLE ALLOCATION
 Contracts in accumulation period:
  DVA PLUS - Standard                    9,623          22.27          214,273
  DVA PLUS - Annual Ratchet              6,014          21.94          131,945
                                                                 ______________
                                                                       346,218

CAPITAL APPRECIATION
 Contracts in accumulation period:
  DVA PLUS - Standard                      578          24.75           14,312
  DVA PLUS - Annual Ratchet              4,904          24.50          120,132
                                                                 ______________
                                                                       134,444

RISING DIVIDENDS
 Contracts in accumulation period:
  DVA PLUS - Standard                    1,734          22.79           39,507
  DVA PLUS - Annual Ratchet             34,310          22.61          775,717
                                                                 ______________
                                                                       815,224

                                                                   TOTAL UNIT
      DIVISION/CONTRACT               UNITS       UNIT VALUE         VALUE
_______________________________________________________________________________
EMERGING MARKETS
 Contracts in accumulation period:
  DVA PLUS - Annual Ratchet              2,917          $6.51          $19,001

VALUE EQUITY
 Contracts in accumulation period:
  DVA PLUS - Standard                    1,678          18.41           30,885
  DVA PLUS - Annual Ratchet              4,464          18.31           81,729
                                                                 ______________
                                                                       112,614

STRATEGIC EQUITY
 Contracts in accumulation period:
  DVA PLUS - Standard                    2,037          14.30           29,124
  DVA PLUS - Annual Ratchet              1,867          14.23           26,560
                                                                 ______________
                                                                        55,684

SMALL CAP
 Contracts in accumulation period:
  DVA PLUS - Standard                    3,612          15.44           55,752
  DVA PLUS - Annual Ratchet              9,918          15.37          152,406
                                                                 ______________
                                                                       208,158

MANAGED GLOBAL
 Contracts in accumulation period:
  DVA PLUS - Standard                    2,440          15.02           36,651
  DVA PLUS - Annual Ratchet              9,572          14.88          142,479
                                                                 ______________
                                                                       179,130

LIQUID ASSET
 Contracts in accumulation period:
  DVA PLUS - Standard                    2,755          14.54           40,063
  DVA PLUS - Annual Ratchet              5,974          14.33           85,588
                                                                 ______________
                                                                       125,651

MID-CAP GROWTH
 Contracts in accumulation period:
  DVA PLUS - Standard                    2,042          22.60           46,154
  DVA PLUS - Annual Ratchet              5,304          22.43          118,939
  Empire DVA - Standard                  5,635          22.60          127,380
  Empire DVA - Annual Ratchet           22,568          22.43          506,113
                                                                 ______________
                                                                       798,586






                                                                   TOTAL UNIT
      DIVISION/CONTRACT               UNITS       UNIT VALUE         VALUE
_______________________________________________________________________________
GROWTH & INCOME
 Contracts in accumulation period:
  DVA PLUS - Standard                    6,031         $17.08         $103,003
  DVA PLUS - Annual Ratchet             20,311          17.01          345,505
                                                                 ______________
                                                                       448,508

RESEARCH
 Contracts in accumulation period:
  DVA PLUS - Standard                      784          23.03           18,057
  DVA PLUS - Annual Ratchet             11,227          22.89          257,003
  Empire DVA - Standard                 25,978          23.03          598,234
  Empire DVA - Annual Ratchet           70,248          22.89        1,607,992
                                                                 ______________
                                                                     2,481,286

TOTAL RETURN
 Contracts in accumulation period:
  DVA PLUS - Standard                    4,266          17.83           76,042
  DVA PLUS - Annual Ratchet             24,995          17.72          442,845
  Empire DVA - Standard                 11,145          17.83          198,699
  Empire DVA - Annual Ratchet           56,622          17.72        1,003,204
                                                                 ______________
                                                                     1,720,790

VALUE + GROWTH
 Contracts in accumulation period:
  DVA PLUS - Standard                    8,286          16.36          135,579
  DVA PLUS - Annual Ratchet             17,549          16.29          285,964
                                                                 ______________
                                                                       421,543

APPRECIATION
 Contracts in accumulation period:
  Empire DVA - Standard                 73,470          16.53        1,214,748
  Empire DVA - Annual Ratchet          151,948          16.47        2,501,941
                                                                 ______________
                                                                     3,716,689

SELECT HIGH GROWTH
 Contracts in accumulation period:
  Empire DVA - Standard                 29,056          12.36          359,169
  Empire DVA - Annual Ratchet          101,228          12.33        1,247,673
                                                                 ______________
                                                                     1,606,842








                                                                   TOTAL UNIT
      DIVISION/CONTRACT               UNITS       UNIT VALUE         VALUE
_______________________________________________________________________________
SELECT GROWTH
 Contracts in accumulation period:
  Empire DVA - Standard                 30,896         $12.32         $380,776
  Empire DVA - Annual Ratchet          177,617          12.29        2,182,748
                                                                 ______________
                                                                     2,563,524

SELECT BALANCED
 Contracts in accumulation period:
  Empire DVA - Standard                 73,693          11.83          871,589
  Empire DVA - Annual Ratchet          236,475          11.79        2,788,778
                                                                 ______________
                                                                     3,660,367

SELECT CONSERVATIVE
 Contracts in accumulation period:
  Empire DVA - Standard                 48,704          11.55          562,685
  Empire DVA - Annual Ratchet           85,695          11.52          987,187
                                                                 ______________
                                                                     1,549,872

SELECT INCOME
 Contracts in accumulation period:
  Empire DVA - Standard                  2,546          11.49           29,244
  Empire DVA - Annual Ratchet           11,168          11.45          127,897
                                                                 ______________
                                                                       157,141

SMITH BARNEY MONEY MARKET
 Contracts in accumulation period:
  Empire DVA - Standard                 35,357          11.43          404,147
  Empire DVA - Annual Ratchet          165,659          11.37        1,882,962
                                                                 ______________
                                                                     2,287,109

SMITH BARNEY LARGE CAP VALUE
 Contracts in accumulation period:
  Empire DVA - Standard                 36,973          19.35          715,300
  Empire DVA - Annual Ratchet           76,929          19.24        1,480,158
                                                                 ______________
                                                                     2,195,458

SMITH BARNEY INTERNATIONAL EQUITY
 Contracts in accumulation period:
  Empire DVA - Standard                  8,768          14.35          125,840
  Empire DVA - Annual Ratchet           23,498          14.28          335,464
                                                                 ______________
                                                                       461,304





                                                                   TOTAL UNIT
      DIVISION/CONTRACT               UNITS       UNIT VALUE         VALUE
_______________________________________________________________________________
SMITH BARNEY HIGH INCOME
 Contracts in accumulation period:
  Empire DVA - Standard                  9,401         $13.66         $128,417
  Empire DVA - Annual Ratchet           15,845          13.58          215,247
                                                                 ______________
                                                                       343,664
                                   ____________                  ______________
COMBINED                             1,809,090                     $26,717,413
                                   ============                  ==============



               APPENDIX:  DESCRIPTION OF BOND RATINGS
Excerpts from Moody's Investors Service, Inc. ("Moody's) description of its bond ratings:

Aaa: Judged to be the best quality; they carry the smallest degree of investment risk.

Aa: Judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds.

A: Possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

Baa: Considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Judged to have speculative elements; their future cannot be considered as well assured.

B:   Generally lack characteristics of the desirable investment.
Caa: Are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Speculative in a high degree; often in default.
C: Lowest rate class of bonds; regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category. Excerpts from Standard & Poor's Rating Group ("Standard & Poor's") description of its bond ratings:

AAA: Highest grade obligations; capacity to pay interest and repay principal is extremely strong.

AA: Also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A: Regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories this group is the lowest which qualifies for commercial bank investment.
BB, B,
CCC,
CC: Predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and CC the highest.

Standard & Poor's applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

                            PART II
             INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Not applicable.

ITEM 14.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

The following provisions regarding the indemnification of directors and officers of the Registrant are applicable:

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS

First   Golden  shall  indemnify  (including   therein   the
prepayment of expenses) any person who is or was a director, officer or employee, or who is or was serving at the request of First Golden as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise for expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him with respect to any threatened, pending or completed action, suit or proceedings against him by reason of the fact that he is or was such a director, officer or employee to the extent and in the manner permitted by law.

First   Golden  may  also, to the extent  permitted  by  law,
indemnify any other person who is or was serving First American in any capacity. The Board of Directors shall have the power and authority to determine who may be indemnified under this paragraph and to what extent (not to exceed the extent provided in the above paragraph) any such person may be indemnified.

First Golden may purchase and maintain insurance on behalf of any such person or persons to be indemnified under the provision in the above paragraphs, against any such liability to the extent permitted by law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event that a claim of such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person and the SEC is still of the same opinion, the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by the Depositor is against public policy as expressed by the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SECURITIES AND EXCHANGE COMMISSION POSITION ON INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or other-wise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdic-tion the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(a)  EXHIBITS.


     1       Underwriting Agreement Between First
             Golden American Life Insurance Company of New
             York and Directed Services, Inc /1

     3(i)    Articles of Incorporation of First Golden
             American Life Insurance Company of New York /1

      (ii)   By-laws of First Golden American Life
             Insurance Company of New York /1

      (c)    Resolution of Board of Directors for Powers of Attorney /2

     4(a)    Individual Deferred Combination Variable and
             Fixed Annuity Contract /2

      (b)    Individual Deferred Combination Variable and
             Fixed Annuity Application /2

      (c)    Individual Deferred Combination Variable and
             Fixed Annuity Contract /2

      (d)    Individual Deferred Combination Variable and
             Fixed Annuity Application /2

      (e)    Individual Retirement Annuity Rider Page /1

      (f) Schedule Page to the DVA Plus-NY Contract featuring The Galaxy VIP Fund

     5       Opinion and Consent of Myles R. Tashman, Esq. /2

    10(a) Services Agreement, dated November 8, 1996, between Directed Services, Inc. and First Golden
             American Life Insurance Company of New York /1

      (b)    Administrative Services Agreement, dated
             November 8, 1996, between First Golden American
             Life Insurance Company of New York and Golden
             American Life Insurance /1

      (c)    Administrative Services Agreement between First
             Golden American Life Insurance Company of New
             York and Equitable Life Insurance Company of Iowa /2

      (d)    Custodial Agreement between Registrant and The
             Bank of New York /2

      (e) Participation Agreement between Depositor and the Travelers Series Fund Inc /2

      (f)    Participation Agreement between Depositor and the
             Greenwich Street Series /2

      (g)    Participation Agreement between Depositor and the
             Smith Barney Concert Allocation Series Inc /2

      (h)    Participation Agreement between Depositor and
             PIMCO Variable Insurance Trust /2

      (i) Asset Management Agreement, dated March 30, 1998, between First Golden and ING Investment Management
             LLC /2

      (j)    Revolving Note Payable between First Golden and
             SunTrust Bank as of July 27, 1998 and expiring
             July 31, 1999 /2

      (k)    Revolving Note Payable between First Golden and
             SunTrust Bank as of July 31, 1999 and expiring
             July 31, 2000

      (l)    Form of Participation Agreement between First Golden
             American Life Insurance of New York and The Galaxy VIP Fund

    23(a)    Consent of Sutherland Asbill & Brennan LLP

      (b)    Consent of Ernst & Young LLP, Independent Auditors

      (c)    Consent of Myles R. Tashman

    24       Powers of Attorney

    27       Financial Data Schedule
___________________
/1 Incorporated by reference to Pre-Effective Amendment No. 1 of this Registration Statement filed with the Securities and Exchange Commission on March 18, 1997.

/2 Incorporated by reference to the initial filing of this Registration Statement filed with the Securities and Exchange Commission on April 29, 1999.

(b)  FINANCIAL STATEMENT SCHEDULE.

     (1) All financial statements are included in the Prospectus or Statement of Additional Information as indicated therein
     (2) Schedules I and III. All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are omitted because they are not applicable or because the information is included elsewhere in the consolidated financial statements or notes thereto.

----------------------------------------------------------------------------
 SCHEDULE I
                          SUMMARY OF INVESTMENTS
                  OTHER THAN INVESTMENTS IN RELATED PARTIES
                           (Dollars in thousands)


                                                                        Balance
                                                                          Sheet
December 31, 1998                            Cost 1         Value        Amount
_______________________________________________________________________________
TYPE OF INVESTMENT
Fixed maturities, available for sale:
 Bonds:
  United States government and govern-
   mental agencies and authorities          $3,997        $4,112        $4,112
  Public utilities                           2,543         2,602         2,602
  Corporate securities                      20,351        20,724        20,724
  Mortgage-backed securities                 3,540         3,556         3,556
                                        _______________________________________
Total fixed maturities, available
 for sale                                   30,431        30,994        30,994

Short-term investments                       3,231                       3,231
                                        ___________                 ___________
Total investments                          $33,662                     $34,225
                                        ===========                 ===========

Note 1: Cost is defined as amortized cost for bonds and short-term investments adjusted for amortization of premiums and accrual of discounts.

                               SCHEDULE III
                     SUPPLEMENTARY INSURANCE INFORMATION
                           (Dollars in thousands)

          Column              Column      Column     Column   Column    Column
             A                  B           C          D         E         F
________________________________________________________________________________
                                             Future
                                             Policy              Other
                                   De-    Benefits,             Policy
                                ferred      Losses,             Claims    Insur-
                                Policy       Claims      Un-       and      ance
                                Acqui-          and   earned     Bene-  Premiums
                                sition         Loss  Revenue      fits       and
Segment                          Costs     Expenses  Reserve   Payable   Charges
________________________________________________________________________________
                                          POST-MERGER
________________________________________________________________________________
Year ended December 31, 1998:

 Life insurance                $2,347      $10,830       --        --      $239

Period October 25, 1997
 through December 31, 1997:

 Life insurance                  $189       $2,506       --        --        $8

                                          PRE-MERGER
________________________________________________________________________________
Period January 1, 1997
 through October 24, 1997:

 Life insurance                   N/A          N/A      N/A       N/A        $4

Period December 17, 1996
 through December 31, 1996:

 Life insurance                    --           --       --        --        --


                                SCHEDULE III
                  SUPPLEMENTARY INSURANCE INFORMATION - CONTINUED
                           (Dollars in thousands)

          Column              Column      Column     Column   Column    Column
             A                  G           H          I         J         K
________________________________________________________________________________

                                                     Amorti-
                                           Benefits   zation
                                            Claims,       of
                                             Losses Deferred
                                   Net          and   Policy     Other
                               Invest-      Settle-   Acqui-    Opera-
                                  ment         ment   sition      ting  Premiums
Segment                         Income     Expenses    Costs  Expenses   Written
________________________________________________________________________________
                                          POST-MERGER
________________________________________________________________________________
Year ended December 31, 1998:

 Life insurance                $1,844         $376      $76      $378        --

Period October 25, 1997
 through December 31, 1997:

 Life insurance                  $286          $26      $13      $159        --

                                          PRE-MERGER
________________________________________________________________________________
Period January 1, 1997
 through October 24, 1997:

 Life insurance                $1,449          $48       $7      $445        --

Period December 17, 1996
 through December 31, 1996:

 Life insurance                   $65           --       --        --        --


ITEM 17.  UNDERTAKINGS

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

        (i)  To include any prospectus required by Section
             10(a)(3) of the Securities Act of 1933;

       (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

      (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or
     Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                           SIGNATURES

As required by the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of West Chester and Commonwealth of Pennsylvania, on the 1st day of November, 1999.

                              FIRST GOLDEN AMERICAN LIFE
                              INSURANCE COMPANY OF NEW YORK
                              (Registrant)

                         By:  -----------------------------
                              Barnett Chernow*
                              President


Attest:   /s/Marilyn Talman
         -------------------------
         Marilyn Talman
         Vice President, Associate General Counsel
           and Assistant Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on November 1, 1999.

     Signature                          Title
     ---------                          -----


-----------------------------          President and Director
     Barnett Chernow*                     of Depositor




-----------------------------          Senior Vice President and
     E. Robert Koster*                  Chief Financial Officer




                     DIRECTORS OF DEPOSITOR


-----------------------------
     R. Brock Armstrong*


-----------------------------           -----------------------------
     Myles R. Tashman*                       Bernard Levitt*




-----------------------------           -----------------------------
     Barnett Chernow*                        Roger A. Martin*



-----------------------------           -----------------------------
     Stephen J. Friedman*                    Andrew Kalinowski*



-----------------------------           -----------------------------
     Carol V. Coleman*                       Michael W. Cunningham*



     By:  /s/Marilyn Talman    Attorney-in-Fact
          ---------------------
          Marilyn Talman

________________

* Executed by Marilyn Talman on behalf of those indicated pursuant to Power of Attorney.

                                  EXHIBIT INDEX

ITEM      EXHIBIT                                                PAGE #

 4(f)     Schedule Page to the DVA Plus-NY Contract
           featuring The Galaxy VIP Fund                         EX-4.F
10(k)     Revolving Note Payable between First Golden
           and SunTrust Bank as of July 31, 1999 and
            expiring July 31, 2000                               EX-10.K
10(l)     Form of Participation Agreement between First
           Golden American Life Insurance Company of
            New York and The Galaxy VIP Fund                     EX-10.L
23(a)     Consent of Sutherland Asbill & Brennan LLP             EX-23.A
23(b)     Consent of Ernst & Young LLP, Independent Auditors     EX-23.B
23(c)     Consent of Myles R. Tashman                            EX-23.C
24        Powers of Attorney                                     EX-24
27        Financial Data Schedule                                EX-27